UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )
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Check the appropriate box:
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☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Hannon Armstrong Sustainable
Infrastructure Capital, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2024 Annual
Meeting of Stockholders

When June 6, 2024 9:30 a.m. Eastern Time	Where The meeting will be held via a live webcast at www.virtualshareholdermeeting.com/HASI2024 (password: enter your 16 digit control number)	Record Date Close of business on March 21, 2024

How to Vote
ONLINE (During the Annual Meeting) Access www.virtualshareholdermeeting.com/HASI2024 (password: your 16 digit control number) and follow the on-screen instructions.

(Before the Annual Meeting) Go to www.proxyvote.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date.

MAIL Mark, sign and date your proxy card and return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TELEPHONE
1-800-690-6903. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

All stockholders are cordially invited to attend the Annual Meeting virtually. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs, which aligns with our broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. Online check-in will begin at 9:15 a.m., Eastern Time, and you should allow ample time for the online check-in procedures. During the upcoming virtual meeting, you may ask questions and will be able to vote your shares online from any remote location with internet connectivity. We will respond to as many inquiries at the Annual Meeting as time allows.
Items to be voted on:

1	Elect ten director nominees to serve on our board of directors

2	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024

3	Provide non-binding advisory approval of our executive compensation

4	Approval of the conversion of the Company from a Maryland corporation to a Delaware corporation under the name “HA Sustainable Infrastructure Capital, Inc.” in accordance with the Plan of Conversion attached to the accompanying proxy statement

5	Such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof

The attached proxy statement describes these items.
Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held June 6, 2024.
Our notice of annual meeting, proxy statement and 2023 Annual Report on Form 10-K are available at: www.proxyvote.com and www.investors.HASI.com.

By Order of our Board of Directors,
/s/ Steven L. Chuslo
Steven L. Chuslo
Secretary
Annapolis, Maryland
April 15, 2024

HASI Proxy Statement 2024	1

Proxy Statement Table of Contents

Other Matters	96

Outstanding Shares	97

Submission of Stockholder Proposals	97

Miscellaneous	98

2	HASI Proxy Statement 2024

Proxy Summary
This summary highlights certain information from this Proxy Statement, but does not contain all the information that you should consider. Please read the entire Proxy Statement before voting your shares. For more complete information regarding our 2023 performance, please review our Annual Report on Form 10-K for the year ended December 31, 2023.

When June 6, 2024 9:30 a.m. Eastern Time	Where The meeting will be held via a live webcast at www.virtualshareholdermeeting.com/HASI2024 (password: enter your 16 digit control number)	Record Date Close of business on March 21, 2024

Meeting Agenda
The matters we will act upon at the Annual Meeting are:

PROPOSAL	BOARD OF DIRECTORS RECOMMENDATION	MORE INFORMATION
Elect ten director nominees to serve on our board of directors until the Company’s 2025 annual meeting of stockholders and until their respective successors are duly elected and qualify	FOR all nominees listed below	Page 5
Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2024	FOR	Page 37
Approve, on a non-binding, advisory basis, the compensation of our named executive officers	FOR	Page 40
Approval of the conversion of the Company from a Maryland corporation to a Delaware corporation under the name “HA Sustainable Infrastructure Capital, Inc.” in accordance with the Plan of Conversion attached to the accompanying proxy statement
	FOR	Page 76
Director Nominees1

Name	Age	Independent	Principal occupation	Committees	Other public boards	Director since
Jeffrey W. Eckel Executive Chair	65		Former Chief Executive Officer & President, Hannon Armstrong Sustainable Infrastructure Capital, Inc.		0	Executive Chair since March 2023; Chair from 2013 to February 2023; Director since 2013
Jeffrey A. Lipson Chief Executive Officer	56		Chief Executive Officer & President, Hannon Armstrong Sustainable Infrastructure Capital, Inc.		0	2023
Teresa M. Brenner Lead Independent Director	60		Former Managing Director & Associate General Counsel, Bank of America Corporation	Compensation, NGCR (Chair)	0	Lead Independent Director since 2019; Director since 2016
Lizabeth A. Ardisana	71		Chief Executive Officer & Principal Owner, ASG Renaissance, LLC	Audit, Compensation	2	2022
Clarence D. Armbrister	66		Former President, Johnson C. Smith University	NGCR, Finance and Risk	0	2021
Nancy C. Floyd	69		Former Managing Director, Nth Power LLC	Audit, Finance and Risk	0	2021
Charles M. O’Neil	71		Former Chief Executive Officer and Chairman of the Board, ING Capital, LLC	Finance and Risk (Chair), NGCR	0	2013
Richard J. Osborne	73		Former Chief Financial Officer, Duke Energy Corporation	Audit, Compensation (Chair)	0	2013
Steven G. Osgood	67		Chief Executive Officer, Square Foot Companies, LLC	Audit (Chair), Compensation	1	2015
Kimberly A. Reed	53		Former Chairman of the Board of Directors, President, and Chief Executive Officer, Export-Import Bank of the United States	Audit, Finance and Risk	2	2023
(1)Furnished as of March 21, 2024.

HASI Proxy Statement 2024	3

PROXY SUMMARY
Director Nominee Highlights
Our board of directors has a strong mix of desired attributes, including business experience, tenure, age, diversity and independence. Four of ten director nominees have joined our board of directors since 2019, three of whom are independent directors. The following is a snapshot of some key characteristics of our director nominees.
Diversity
Tenure
FIVE 1-4 YEARS
ONE 5-8 YEARS
FOUR 9+ YEARS
3
Financial Experts
65
Average Age
Qualifications
CEO/SENIOR LEADERSHIP EXPERIENCE
CPA OR FINANCIAL
POWER/UTILITY/NATURAL RESOURCES INDUSTRIES
RISK MANAGEMENT
STRATEGIC PLANNING
CORPORATE GOVERNANCE
TECHNOLOGY
COMMERCIAL LENDING
HUMAN CAPITAL MANAGEMENT
FINANCIAL SERVICES
MERGERS & ACQUISITIONS
Governance Highlights

Separate Chair and CEO	On March 1, 2023, we separated the roles of chair and chief executive officer
Sustainability and Impact Governance
Robust oversight structure covering our strategies, activities, and policies, including our Sustainability Investment Policy, Environmental Policies, and Human Rights and Human Capital Management Policies

Commitment to DEIJA	Women and racially diverse directors constitute half our director nominees and a majority of our independent directors

Compensation Highlights

Pay for Performance Philosophy	Executive compensation encourages and rewards strong financial and operational performance
Implicit Link to Sustainability and Impact Performance
Executive compensation is implicitly linked to Sustainability and Impact performance due to our focus on investments in climate solutions, which drive growth in key compensation-linked financial metrics

CEO Pay Ratio	For 2023, the compensation for our chief executive officer was 34x the compensation of our median employee

4	HASI Proxy Statement 2024

Proxy Statement for Annual Meeting of Stockholders to be Held on June 6, 2024
This proxy statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the board of directors of Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the “Company,” “we,” “our” or “us”), for use at the Company’s 2024 annual meeting of stockholders (the “Annual
Meeting”) to be held via a live webcast at www.virtualshareholdermeeting.com/HASI2024 (password: enter your 16-digit control number) on June 6, 2024, at 9:30 am, Eastern Time, or at any postponements or adjournments thereof.
Proposal No. 1
Election of Directors
Our board of directors is currently comprised of eleven directors: Jeffrey W. Eckel, Jeffrey A. Lipson, Lizabeth A. Ardisana, Clarence D. Armbrister, Teresa M. Brenner, Michael T. Eckhart, Nancy C. Floyd, Charles M. O’Neil, Richard J. Osborne, Steven G. Osgood and Kimberly A. Reed. In accordance with our charter (the “Charter”) and Amended and Restated Bylaws (the “Bylaws”), each director was elected at the 2023 Annual Meeting to hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualifies, or until the director’s earlier resignation, death or removal. See “—Identification of Director Candidates” and “—Vacancies.”
Upon the recommendation of the Nominating, Governance and Corporate Responsibility Committee of our board of directors (the “NGCR Committee”), our board of directors has nominated ten of our current directors to stand for election as directors at the Annual Meeting — Jeffrey W. Eckel, Jeffrey A. Lipson, Lizabeth A. Ardisana, Clarence D. Armbrister, Teresa M. Brenner, Nancy C. Floyd, Charles M. O’Neil, Richard J. Osborne, Steven G. Osgood and Kimberly A. Reed (the “director nominees”). The director nominees were selected based on the qualifications and experience described in the biographical information below. Having reached the target retirement established by our board of directors, Mr. Eckhart, whose term expires at the Annual Meeting, has not been renominated for election. Effective upon the expiration of Mr. Eckhart’s term, the size of our board of directors will be reduced from eleven to ten directors.
The procedures and considerations of the NGCR Committee in recommending qualified director nominees are described below under “—Identification of Director Candidates.” Each director nominee’s term will run until the next annual meeting of stockholders following the Annual Meeting and until their respective successors are duly elected and qualify.
It is intended that the shares of our common stock, par value $0.01 per share (the “Common Stock”) represented by properly submitted proxies will be voted by the persons named therein as proxy holders FOR the election of each of the director nominees listed in this Proxy statement unless otherwise instructed. See “—Voting on Director Nominees” below for more information.

Our board of directors recommends a vote FOR the election of each of the director nominees.

HASI Proxy Statement 2024	5

PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION ABOUT THE DIRECTOR NOMINEES
Information About the Director Nominees1

JEFFREY W. ECKEL

Age 65 Executive Chair – Board of Directors since 2023
Mr. Eckel has served as executive chair from March 2023. Mr. Eckel served as chief executive officer, president and chair from 2013 through February 2023, and was with the predecessor of our Company as president and chief executive officer since 2000 and prior to that from 1985 to 1989 as a senior vice president. Mr. Eckel serves on the board of trustees of The Nature Conservancy of Maryland and DC. Mr. Eckel was appointed by the governor of Maryland to the board of the Maryland Clean Energy Center in 2011 where Mr. Eckel served until 2016 while also serving as its chairman from 2012 to 2014. Mr. Eckel has over 35 years of experience in financing, owning and operating infrastructure and energy assets. Mr. Eckel received a Bachelor of Arts degree from Miami University in 1980 and a Master of Public Administration degree from Syracuse University, Maxwell School of Citizenship and Public Affairs, in 1981. We believe Mr. Eckel’s extensive experience in managing companies operating in the energy sector and expertise in energy investments make him qualified to serve as executive chair.

JEFFREY A. LIPSON

Age 56 Director since 2023 Chief Executive Officer and President
Mr. Lipson has served as chief executive officer and president from March 2023. He served as executive vice president and our chief operating officer from 2021 to February 2023, and as our chief financial officer from 2019 to February 2023. Previously, Mr. Lipson was president and chief executive officer and director of Congressional Bancshares and its subsidiary Congressional Bank (now Forbright Bank). Mr. Lipson has also been a senior vice president and the treasurer of CapitalSource Inc. and its subsidiary CapitalSource Bank and a senior vice president, Corporate Treasury, at Bank of America and its predecessor FleetBoston Financial. Mr. Lipson received a Bachelor of Science degree in Economics from Pennsylvania State University in 1989 and a Master of Business Administration in Finance from New York University’s Leonard N. Stern School of Business in 1993. We believe Mr. Lipson’s significant prior experience as a chief executive officer and his extensive financial expertise make him qualified to serve as president and chief executive officer and as a member of our board of directors.

TERESA M. BRENNER

Age 60 Independent Director since 2016 Lead Independent Director since 2019 Committee: •NGCR Committee (Chair) •Compensation Committee
Ms. Brenner retired from Bank of America Corporation in 2012, where she served in a variety of roles for approximately 20 years, including most recently as a managing director and associate general counsel. Ms. Brenner served on the board of directors of Residential Capital, LLC from March 2013 to December 2013 during its restructuring and through the confirmation of its bankruptcy proceeding. Ms. Brenner is a member of the National Association of Corporate Directors, the Society of Corporate Governance, and the American Corporate Counsel Association, and is a member in good standing of the North Carolina State Bar. Ms. Brenner has also held a variety of philanthropic and civic roles, including serving as president of Temple Israel and chairperson of Right Moves for Youth. Ms. Brenner received a Bachelor of Arts degree magna cum laude and with honors in history from Alma College in 1984 where she was inducted into Phi Beta Kappa and a Juris Doctorate cum laude from Wake Forest University School of Law in 1987 where she was a Carswell Scholar and an editor of its Law Review. We believe Ms. Brenner’s extensive experience in corporate governance and corporate strategy, law and compliance, and finance and capital markets gives her valuable insight and enables her to make significant contributions as a member of our board of directors.

(1)Furnished as of March 21, 2024.

6	HASI Proxy Statement 2024

PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION ABOUT THE DIRECTOR NOMINEES

LIZABETH A. ARDISANA

Age 71 Independent Director since 2022 Committee: •Audit Committee •Compensation Committee
Ms. Ardisana is chief executive officer and the principal owner of ASG Renaissance LLC, which she founded in 1987. ASG Renaissance is a technical and communication services firm with more than three decades of experience providing services to a wide range of clients in the automotive, environmental, defense, construction, healthcare, banking and education sectors. She is also chief executive officer of Performance Driven Workforce LLC, a scheduling and staffing firm that was founded in 2015 and has since expanded into five states. Prior to founding ASG Renaissance LLC, Ms. Ardisana worked at Ford Motor Company for 14 years, holding various management positions in vehicle development, product planning and marketing. As a Hispanic and female business owner, Ms. Ardisana is an active business and civic leader in Michigan. She has served on the boards of publicly held Clean Energy Fuels Corp. (Nasdaq: CLNE) since 2019 and Huntington Bancshares Inc. (Nasdaq: HBAN) since 2016. She also serves on the board of the privately held U.S. Sugar Corporation. She was a member of the board of Citizens Republic Bancorp, Inc. from 2004 to 2013, and a member of the board of FirstMerit Corporation from 2013 to 2016. She has held numerous leadership positions in a variety of nonprofit organizations, including The Skillman Foundation, Charles Stewart Mott Foundation, Kettering University, Metropolitan Affairs Coalition, Focus: HOPE, and NextEnergy. Ms. Ardisana was appointed by the governor of Michigan to the executive board of the Michigan Economic Development Corporation and chairs its finance committee. She is the vice chair of the board of Wayne Health, where she serves on the audit committee and compensation committee. Ms. Ardisana holds a Bachelor of Science degree in mathematics and computer science from the University of Texas, a Master of Science degree in mechanical engineering from the University of Michigan, and a Master of Business Administration degree from the University of Detroit. We believe Ms. Ardisana’s considerable experience and relationships in the automotive and environmental industries, as well as skills acquired through serving as a chief executive officer and as a member of multiple public and private company boards, give her valuable insights and enable her to make significant contributions as a member of the Board.

CLARENCE D. ARMBRISTER

Age 66 Independent Director since 2021 Committee: •Finance and Risk Committee •NGCR Committee
Mr. Armbrister served as president of Johnson C. Smith University from January 2018 through June 2023. Previously, Mr. Armbrister served as president of Girard College from 2012 to 2017. Mr. Armbrister has served as chair of the audit committee and a member of the compensation committee of Health Partners Plans Inc. since 2016. From 2008 to 2011, Mr. Armbrister served as chief of staff to the former Mayor of Philadelphia, Michael A. Nutter. Mr. Armbrister also served as senior vice president for administration and subsequently executive vice president and chief operating officer of Temple University from 2003 to 2007. Prior to that Mr. Armbrister served as vice president and director in the Municipal Securities Group and in other positions at PaineWebber & Co. (subsequently UBS PaineWebber Incorporated) from 1999 to 2003 and also served as an adjunct faculty member of the Beasley School of Law at Temple University from 1997 to 1998. From 1996 to 1998, Mr. Armbrister served as managing director of the Philadelphia School District and prior to that, in 1994, he was appointed Philadelphia City treasurer. From 1982 to 1994, Mr. Armbrister was an associate and then partner at Saul, Ewing, Remick & Saul (currently known as Saul Ewing Arnstein & Lehr LLP). Mr. Armbrister also serves on the boards of various organizations, including the board of directors for Health Partners Plan and the board of trustees of Devereux Advanced Behavioral Health, of which he was elected chair in November 2023. Mr. Armbrister is also a former member of the board of directors of the Charlotte Regional Business Alliance, the board of directors of the National Adoption Center and the Community College of Philadelphia’s board of trustees. Mr. Armbrister received a Bachelor of Arts degree in Political Science and Economics from the University of Pennsylvania in 1979 and a Juris Doctor degree from the University of Michigan Law School in 1982. We believe Mr. Armbrister’s over 35 years of experience in education, law, government and finance gives him valuable insight and enables him to make significant contributions as a member of our board of directors.

NANCY C. FLOYD

Age 69 Independent Director since 2021 Committee: •Audit Committee •Finance and Risk Committee
Ms. Floyd served as a managing director of Nth Power LLC, a venture capital firm she founded that specialized in clean energy technology, from 1993 to 2022. From 1989 to 1993, Ms. Floyd joined and started the technology practice for the utility consulting firm, Barakat and Chamberlain. From 1985 to 1988, Ms. Floyd was on the founding team and worked at PacTel Spectrum Services, a provider of network management services that was sold to IBM. In 1982, Ms. Floyd founded and served as chief executive officer of NFC Energy Corporation, one of the first wind development companies in the United States, which she successfully sold. From 1977 to 1980, Ms. Floyd served as director of special projects of the Vermont Public Service Board (currently known as Vermont Public Utility Commission). Ms. Floyd has also served on the boards of 14 private, high growth, clean tech companies and was chair of the board for 4 of them. From 2020 to 2023, Ms. Floyd was a board member, chair of the audit committee and member of the compensation committee and nominating and corporate governance committee of Beam Global (Nasdaq: BEEM, BEEMW). She also served as a member of the board and chair of the audit committee of AltaGas Services and AltaGas Power Holdings (U.S.) Inc. (TSX: ALA) from 2018 to 2019, and board member of WGL Holdings, Inc. and Washington Gas (NYSE: WGL) from 2011 to 2018, where she sat on the audit committee and governance committee. Also, Ms. Floyd has served as fund advisor to Activate Capital from 2018 to 2021 and on the investment committee for The Christensen Fund from 2017 to 2021. Ms. Floyd received a Bachelor of Arts degree in Government from Franklin & Marshall College in 1976 and a Master of Arts degree in Political Science from Rutgers University in 1977. We believe Ms. Floyd’s extensive experience in clean energy technology and utilities makes her qualified to serve as a member of our board of directors.

HASI Proxy Statement 2024	7

PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION ABOUT THE DIRECTOR NOMINEES

CHARLES M. O’NEIL

Age 71 Independent Director since 2013 Committee: •Finance and Risk Committee (Chair) •NGCR Committee
Mr. O’Neil retired from ING Capital, LLC, at the end of 2015, where he served in a variety of executive and management roles for over 20 years, including as president, chief executive officer and chairman of the board of ING Capital, LLC and head of Structured Finance, Americas, the largest operating unit of ING Capital. Mr. O’Neil received a Bachelor of Science degree in Finance from The Pennsylvania State University in 1974 and a Master in Business Administration degree in International Finance from Fordham University in 1978. We believe Mr. O’Neil’s experience of over 35 years in structured and project finance focusing on energy related projects, combined with his senior management role with a large international bank’s wholesale banking activities in the Americas, makes him qualified to serve as a member of our board of directors.

RICHARD J. OSBORNE

Age 73 Independent Director since 2013 Committee: •Compensation Committee (Chair) •Audit Committee
Mr. Osborne retired from Duke Energy Corporation in 2006, having served in a variety of executive roles including chief financial officer, chief risk officer, treasurer and group vice president for Public & Regulatory Affairs during his 31 years with the organization. Mr. Osborne also served as a director of Duke Energy Field Services, a joint venture between Duke Energy Corporation and ConocoPhillips, and as a director of TEPPCO Partners, LP, a master limited partnership managing mid-stream energy assets. He also chaired the Finance Divisions of the Southeastern Electric Exchange and Edison Electric Institute, and was a founding board member of the Committee of Chief Risk Officers. Subsequent to leaving Duke Energy, Mr. Osborne executed consulting assignments for clients in, or serving, the energy industry. Mr. Osborne presently serves on the boards of Chautauqua Institution and the Chautauqua Foundation, and is a trustee and immediate past chair of the board of the Penland School of Craft. Mr. Osborne received a Bachelor of Arts degree in History and Economics from Tufts University in 1973 and a Master of Business Administration from the University of North Carolina at Chapel Hill in 1975. We believe that Mr. Osborne’s over 35 years of experience in energy sector finance makes him qualified to serve as a member of our board of directors.

STEVEN G. OSGOOD

Age 67 Independent Director since 2015 Committee: •Audit Committee (Chair) •Compensation Committee
Mr. Osgood has served as the chief executive officer of Square Foot Companies, LLC, a Cleveland, Ohio-based private real estate company focused on self-storage and single-tenant properties, since 2008. Mr. Osgood is also a trustee for National Storage Affiliates Trust, a real estate investment trust (“REIT”) focused on the ownership of self-storage properties, since its public offering in April 2015. Mr. Osgood serves as chair of the finance committee for the company and on its audit committee. Prior to his current position, Mr. Osgood served as president and chief financial officer of U-Store-It Trust (now named CubeSmart), a self-storage REIT from the company’s initial public offering in 2004 to 2006. He also served as chief financial officer of several other REITs. Mr. Osgood is a former Certified Public Accountant. He graduated from Miami University with a Bachelor of Science degree in 1978 and graduated from the University of San Diego with a Masters in Business Administration in 1987. We believe that Mr. Osgood’s experience as a chief executive officer and over 20 years of experience in corporate finance make him qualified to serve as a member of our board of directors.

8	HASI Proxy Statement 2024

PROPOSAL NO. 1 ELECTION OF DIRECTORS
INFORMATION ABOUT THE DIRECTOR NOMINEES

KIMBERLY A. REED

Age 53 Independent Director since 2023 Committee: •Audit Committee •Finance and Risk Committee
Ms. Reed has served as an external director of Takeda Pharmaceutical Company Limited since June 2022 and an independent director of Momentus Inc. since August 2021. From May 2019 to January 2021— after being confirmed by the U.S. Senate on a strong bipartisan basis — Ms. Reed served as the first woman chairman of the board of directors, president and chief executive officer of the Export-Import Bank of the United States (EXIM), the nation’s official $135 billion export credit agency, where she worked to help U.S. companies, including those focused on clean and renewable energy, succeed in the competitive global marketplace. She previously served as president of the International Food Information Council Foundation where she focused on agriculture, nutrition, health, and sustainability issues; senior advisor to U.S. Treasury Secretaries Henry Paulson and John Snow; chief executive officers of the Community Development Financial Institutions Fund (CDFI Fund); and counsel to three committees of the U.S. Congress where she conducted oversight and investigations. Ms. Reed also currently serves on the American Swiss Foundation board of directors, and is a Distinguished Fellow with the Council on Competitiveness and the Atlantic Council Freedom and Prosperity Center. Additionally, she is involved with a variety of initiatives, including the Hudson Institute’s Alexander Hamilton Commission on Securing America’s National Security Innovation Base, Krach Institute for Tech Diplomacy at Purdue Advisory Council and Indiana University School of Public Health-Bloomington Dean’s Alliance. Recognized as one of the “100 Women Leaders in STEM,” she received the U.S. Department of Defense’s highest civilian award — the Medal for Distinguished Public Service — and is a Council on Foreign Relations life member and a National Association of Corporate Directors (NACD) Certified Director. She holds a Juris Doctor degree from West Virginia University College of Law and a Bachelor of Science in Biology and a Bachelor of Arts in Government from West Virginia Wesleyan College. We believe Ms. Reed’s experience in government and international finance, as well as her service on U.S. and non-U.S. public company boards, make her qualified to serve as a member of our board of directors.

HASI Proxy Statement 2024	9

PROPOSAL NO. 1 ELECTION OF DIRECTORS
SKILLS, EXPERTISE AND ATTRIBUTES
Skills, Expertise and Attributes
The NGCR Committee and our board of directors consider a broad range of factors when selecting nominees. We seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. We believe that, as a group, the director nominees bring a diverse range of perspectives that contribute to the effectiveness of our board of directors as a whole.
The table below represents some of the key skills and attributes that our board of directors has identified as particularly valuable to the effective oversight of the Company and the execution of our corporate strategy, and identifies the director nominees that have that skill or attribute. This director skills matrix is not intended to be an exhaustive list of each of our director nominees’ skills and attributes or contributions to our board of directors.

SKILLS & EXPERTISE
Experience	Eckel	Brenner	Ardisana	Armbrister	Floyd	Lipson	O’Neil	Osborne	Osgood	Reed
Risk Management
Capital Markets
CPA or Financial
Power / Utility / Natural Resources Industries
Financial Services
Strategic Planning
Technology
CEO/Senior Leadership Experience
Mergers & Acquisitions
Corporate Governance
Human Capital Management
Commercial Lending

BACKGROUND
Years on Board	11	8	1	3	3	1	11	11	9	1
Age	65	60	73	66	69	56	71	73	67	53
Gender Identification	M	F	F	M	F	M	M	M	M	F
African American / Black
Asian / South Asian
White / Caucasian
Hispanic / Latino
Indigenous
LGBTQ+
Veteran
Disabled

10	HASI Proxy Statement 2024

PROPOSAL NO. 1 ELECTION OF DIRECTORS
IDENTIFICATION OF DIRECTOR CANDIDATES
Identification of Director Candidates
In accordance with our Corporate Governance Guidelines (the “Guidelines”) and its written charter, the NGCR Committee is responsible for identifying director candidates for our board of directors and for recommending director candidates to our board of directors for consideration as nominees to stand for election at our annual meetings of stockholders. Director candidates are recommended for nomination for election as directors in accordance with the procedures set forth in the written charter of the NGCR Committee.
As noted above, we seek highly qualified director candidates from diverse business, professional and educational backgrounds who combine a broad spectrum of experience and expertise with a reputation for the highest personal and professional ethics, integrity and values. The NGCR Committee periodically reviews the appropriate skills and characteristics required of our directors in the context of the current composition of our board of directors, our operating requirements and the long-term interests of our stockholders. In accordance with the Guidelines, directors should possess the highest personal and professional ethics, integrity and values, exercise good business judgment, be committed to representing the long-term interests of the Company and our stockholders and have an inquisitive and objective perspective, practical wisdom and mature judgment. The NGCR Committee reviews director candidates with the objective of assembling a slate of directors that can best fulfill and promote our goals, taking into consideration personal factors and professional characteristics of each potential candidate, and recommends director candidates based upon contributions they can make to our board of directors and management and their ability to represent our long-term interests and those of our stockholders and other stakeholders.
The NGCR Committee evaluates the skill sets required for service on our board of directors and has developed a list of potential director candidates. If it is determined there is the need for additional or replacement board members, the NGCR Committee will assess potential director candidates included on the list as well as other appropriate potential director candidates based upon information it receives regarding such potential candidates or otherwise possesses, which assessment may be supplemented by additional inquiries. In conducting this assessment, the NGCR Committee considers knowledge, experience, skills, diversity and such other factors as it deems appropriate in light of our current needs and those of our board of directors. The NGCR Committee may seek input on director candidates from other directors. The NGCR Committee does not solicit director nominations, but it may consider recommendations by stockholders using the same criteria that it uses to evaluate other nominees. The NGCR Committee may, in its sole discretion, engage one or more search firms or other consultants, experts or professionals to assist in, among other things, identifying director candidates or gathering information regarding the background and experience of director candidates. The NGCR Committee will have sole authority to approve any fees or terms of retention relating to these services.
Our stockholders of record who comply with the advanced notice procedures set forth in our current Bylaws and outlined under the “Submission of Stockholder Proposals” section of this proxy statement may nominate candidates for election as directors. See “Submission of Stockholder Proposals” for information regarding providing timely notice of stockholder proposals under our Bylaws and the rules promulgated by the U.S. Securities and Exchange Commission (the “SEC”).
Majority Vote Policy
The Guidelines provide for a majority vote policy for the election of directors. Pursuant to this policy, in any uncontested election of directors, any nominee who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall promptly tender his or her resignation to our board of directors following certification of the stockholder vote. The NGCR Committee shall promptly consider the resignation and make a recommendation to our board of directors with respect to the tendered resignation. In considering whether to accept or reject the tendered resignation, the NGCR Committee shall consider all factors it deems relevant, which may include the stated reasons, if any, why stockholders withheld votes from the director, any alternatives for curing the underlying cause of the withheld votes, the length of service and qualifications of the director, the director’s past and expected future contributions to the Company, the composition of our board of directors, and such other information and factors as members of the NGCR Committee shall determine are relevant. Our board of directors will act on the NGCR Committee’s recommendation no later than 90 days after the certification of the stockholder vote. Any director who tenders his or her resignation to our board of directors will not participate in the NGCR Committee’s consideration or board action regarding whether to accept such tendered resignation.

HASI Proxy Statement 2024	11

PROPOSAL NO. 1 ELECTION OF DIRECTORS
VACANCIES
We will promptly disclose our board of director’s decision whether to accept the resignation as tendered (providing a full explanation of the process by which the decision was reached and, if applicable, the reasons for rejecting the tendered resignation) in a press release, a filing with the SEC or in another broadly disseminated means of communication.
Vacancies
In accordance with our Charter and Bylaws, any vacancies occurring on our board of directors, including vacancies occurring as a result of the death, resignation, or removal of a director, or due to an increase in the size of our board of directors, may be filled only by the affirmative vote of a majority of the directors remaining in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is duly elected and qualifies.
Voting on Director Nominees
A plurality of all the votes cast on the proposal at the Annual Meeting at which a quorum is present is necessary to elect a director. Proxies solicited by our board of directors will be voted FOR each director nominee unless otherwise instructed. Because directors are elected by a plurality of the votes cast in the election of directors, and no additional nominations may be properly presented at the Annual Meeting, ‘withhold’ votes will have no effect on the election of directors. However, any director nominee who receives a greater number of ‘withhold’ votes from his or her election than ‘for’ is required to tender his or her resignation as described above under “Majority Vote Policy." Abstentions and broker non-votes are not votes and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. If the candidacy of any director nominee should, for any reason, be withdrawn prior to the Annual Meeting, the proxies will be voted by the proxy holders in favor of such substituted candidates (if any) as shall be nominated by our board of directors. Our board of directors has no reason to believe that any nominee will be unable or unwilling to serve as a director.

12	HASI Proxy Statement 2024

Board and Corporate Governance Structure
Corporate Governance Philosophy
Our corporate governance philosophy is based on maintaining a close alignment of our interests with those of our stockholders. Notable features of our current corporate governance structure include the following:

Our Board of Directors	Our Policies	Our Charter and Bylaws	Our Stockholder Engagement
•We separated the roles of chair and chief executive officer.
•We have a majority vote policy for the election of directors.
•Our board of directors is not staggered.
•Nine of our eleven current directors are independent.
•We have a Lead Independent Director.
•Three directors qualify as an “audit committee financial experts” as defined by the SEC.
•Four directors, including our Lead Independent Director, are women, constituting 36% of our board of directors.
•Women and racially diverse directors constitute a majority of our nine independent directors.
•We have established a target retirement age of 75 for our directors.
•Our NGCR Committee oversees and directs our environmental, social and governance (“Sustainability and Impact”) strategies, activities, policies and communications.

•Our board members and NEOs (as defined herein) are required to maintain certain levels of stock ownership in our company ranging between three and six times their base salary or retainer, depending on position.
•Our Statement of Corporate Policy Regarding Equity Transactions prohibits our directors and officers from hedging our equity securities, holding such securities in a margin account or pledging such securities as collateral for a loan.
•Our Clawback Policy provides for the possible recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by us with any financial reporting requirements under the securities laws (other than due to a change in applicable accounting methods, rules or interpretations).

•We have opted out of the control share acquisition statute in the Maryland General Corporation Law (the “MGCL”).
•We have exempted from the business combination statute in the MGCL transactions that are approved by our board of directors (including a majority of our directors who are not affiliates or associates of the acquiring person).
•Our stockholders have the concurrent right to amend our Bylaws.
•We have an active stockholder outreach program, including annually providing our stockholders the opportunity to vote on an advisory basis on the compensation of NEOs.
In order to foster the highest standards of ethics and conduct in all business relationships, we have adopted a Code of Business Conduct and Ethics policy (the “Code of Conduct”). The Code of Conduct, which covers a wide range of business practices and procedures, applies to our officers, directors, employees, agents, representatives, and consultants. In addition, our whistleblowing policy (the
“Whistleblower Policy”) sets forth procedures by which any Covered Persons (as defined in the Whistleblower Policy) may report, on a confidential basis, concerns relating to any questionable or unethical accounting, internal accounting controls or auditing matters, as well as any potential Code of Conduct or ethics violations. We review these policies on a periodic basis with our employees.

HASI Proxy Statement 2024	13

BOARD AND CORPORATE GOVERNANCE STRUCTURE
OUR BOARD OF DIRECTORS
Our Board of Directors
Our board of directors is responsible for overseeing our affairs, and it conducts its business through meetings and actions taken by written consent in lieu of meetings. Pursuant to our Charter and Bylaws and the MGCL, our business and affairs are managed under the direction of our board of directors. Our board of directors has the responsibility for establishing broad corporate policies and for our overall performance and direction, but is not involved in our day-to-day operations, which are managed by our senior management team. Members of our board of directors keep informed of our business by participating in meetings of our board of directors and its committees, by reviewing analyses, reports and other materials provided to them, and through discussions with our president and chief executive officer and other executive officers and other employees of the Company.
Our board of directors intends to hold at least four regularly scheduled meetings per year, generally one per calendar quarter, and additional special meetings as necessary.
Board of Directors Leadership Structure
Our board of directors has the flexibility to decide when the positions of chair and chief executive officer should be held by one person or separated, and whether an executive or an independent director should be chair. This allows our board of directors to choose the leadership structure that it believes will best serve the interests of our stockholders at any particular time. Currently, Mr. Eckel serves as the executive chair, and Mr. Lipson serves as our chief executive officer. In addition, our board of directors has an active Lead Independent Director, Teresa M. Brenner. Our board of directors believes that this leadership structure is best for the Company and its stockholders at this time.
Our board of directors considered the actual board relationships and determined that there is actual and effective independent oversight of management by our supermajority independent board led by Ms. Brenner in her capacity as our Lead Independent Director. Ms. Brenner has served as our Lead Independent Director since 2019. Our board of directors believes that this board leadership structure, when combined with the functioning of the independent director component of our board of directors and our overall corporate governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of our business and affairs.

ROLE OF THE LEAD INDEPENDENT DIRECTOR

TERESA M. BRENNER
•Collaborate with the executive chair, chief executive officer and secretary to schedule meetings of our board of directors and to set meeting agenda
•Ensure that matters of concern or interest to the independent directors are appropriately scheduled for discussion at board of directors meetings
•Chair meetings in the absence of the executive chair
•Organize and preside over meetings and executive sessions of the independent directors
•Serve as the principal liaison between the independent directors and the executive chair or chief executive officer on matters where either person may be conflicted
•Together with the full board of directors, evaluate the performances of the chief executive officer and executive chair and meet with each of the chief executive officer and executive chair to discuss such evaluations
•Authorize the retention of outside advisors and consultants who report directly to our board of directors
•Meet regularly with the executive chair as well as each director
•Along with management, periodically meet with institutional and other investors

14	HASI Proxy Statement 2024

BOARD AND CORPORATE GOVERNANCE STRUCTURE
OUR BOARD OF DIRECTORS
Director Independence, Executive Sessions and Independent Oversight
The Guidelines provide that a majority of the directors serving on our board of directors must be independent as required by NYSE listing standards. In addition, as permitted under the MGCL, our board of directors has adopted certain independence standards (the “Independence Standards”) to assist it in making determinations with respect to the independence of directors. The Independence Standards are available for viewing on our website at www.hasi.com. Based upon its review of all relevant facts and circumstances, our board of directors has affirmatively determined that nine of our eleven current directors—Lizabeth Ardisana, Clarence Armbrister, Teresa Brenner, Michael Eckhart, Nancy Floyd, Charles O’Neil, Richard Osborne, Steven Osgood and Kimberly Reed—qualify as independent directors under the NYSE listing standards and the Independence Standards.
There is no familial relationship, as defined under the SEC regulations, among any of our directors or executive officers.
The independent directors serving on our board of directors meet in executive sessions at least four times per year at regularly scheduled meetings of our board of directors and are active in the oversight of the Company. These executive sessions of our board of directors are presided over by our Lead Independent Director, Ms. Brenner. The independent directors oversee such critical matters as the integrity of our financial statements, the evaluation and compensation of executive officers and the selection and evaluation of directors. Each independent director has the ability to add items to the agenda of our board of directors meetings or raise subjects for discussion that are not on the agenda for that meeting.

HASI Proxy Statement 2024	15

BOARD AND CORPORATE GOVERNANCE STRUCTURE
OUR BOARD OF DIRECTORS
Committees
Our board of directors has four standing committees: the Audit Committee, the Compensation Committee, the Nominating, Governance and Corporate Responsibility Committee and the Finance and Risk Committee. Our committees are comprised solely of independent directors.

Primary Responsibilities
•Engaging our independent registered public accounting firm.
•Reviewing with the independent registered public accounting firm the plans and results of the audit engagement.
•Approving professional services provided by the independent registered public accounting firm.
•Reviewing the independence of the independent registered public accounting firm.
•Considering the range of audit and non-audit fees and reviewing the adequacy of our internal accounting controls.
•Overseeing:
•our and our subsidiaries’ corporate accounting and reporting practices,
•the quality and integrity of our consolidated financial statements,
•our compliance with applicable legal and regulatory requirements,
•the performance, qualifications and independence of our external auditors, and
•the staffing, scope of work, performance, budget, responsibilities and qualifications of our internal audit function, including the engagement of outside advisors to assist our internal audit function.
•Reviewing our policies with respect to risk assessment and risk management, which responsibility is shared with the Finance and Risk Committee.
•Reviewing, with management and external auditors, our unaudited interim and audited annual financial statements as well as approving the filing of our financial statements.
•Meeting with officers responsible for certifying our annual report on Form 10-K or any quarterly report on Form 10-Q prior to any such certification and reviewing with such officers any disclosures related to any significant deficiencies or material weaknesses in the design or operation of internal controls.
•Periodically discussing with our external auditors such auditors’ judgments about the quality, not just the acceptability, of our accounting principles as applied in our consolidated financial statements.
The specific responsibilities of the Audit Committee are set forth in its written charter, which is available for viewing on our website at www.hasi.com.
Independence
Our board of directors has determined that all of the members of the Audit Committee are independent as required by the NYSE listing standards, SEC rules governing the qualifications of Audit Committee members, the Guidelines, the Independence Standards and the written charter of the Audit Committee.
Financial Expertise and Literacy
Our board of directors has also determined, based upon its qualitative assessment of their relevant levels of knowledge and business experience, that Mr. Osgood, Ms. Floyd and Mr. Osborne each qualify as an “audit committee financial expert” for purposes of, and as defined by, the SEC rules and each has the requisite accounting or related financial management expertise required by NYSE listing standards. In addition, our board of directors has determined that all of the members of the Audit Committee are financially literate as required by the NYSE listing standards.
Report
The Audit Committee Report is set forth beginning on page 38 of this proxy statement.

Audit Committee Current Members Steven G. Osgood (Chair) Lizabeth A. Ardisana Nancy C. Floyd Richard J. Osborne Kimberly A. Reed

16	HASI Proxy Statement 2024

BOARD AND CORPORATE GOVERNANCE STRUCTURE
OUR BOARD OF DIRECTORS

Primary Responsibilities
•Overseeing the approval, administration and evaluation of our compensation plans, policies and programs.
•Reviewing the compensation of our directors and executive officers.
•Overseeing regulatory compliance with respect to compensation matters.
•Reviewing and approving and, when appropriate, recommending to our board of directors for approval, any employment agreements and any severance arrangements or plans for our executive officers.
•Evaluating its relationship with any compensation consultant for any conflicts of interest and assessing the independence of any compensation consultant, legal counsel or other advisors.
The specific responsibilities of the Compensation Committee are set forth in its written charter, which is available for viewing on our website at www.hasi.com. In February 2024, our board of directors amended the Compensation Committee charter to (1) clarify the Compensation Committee’s role in coordinating with the NGCR Committee to assist our board of directors in its oversight of the Company’s practices as they relate to the Company’s human capital management with respect to the Company’s compensation plans (e.g., retention, talent management, and pay equity practices) and (2) delegate to the Compensation Committee the responsibility to adopt, amend and oversee the Company’s policies regarding the recoupment of compensation paid to executives or employees, if and as the Compensation Committee deems appropriate or as required by law or the rules of the New York Stock Exchange. Further, the amendments clarified that it is not the duty of the Compensation Committee to administer the Company’s compensation or human resources plans, policies or programs, the administration of which is the responsibility of our management.
Independence
Our board of directors has determined that each of the members of the Compensation Committee is independent as required by the NYSE listing standards, SEC rules, the Guidelines, the Independence Standards and the written charter of the Compensation Committee.
Compensation Consultant
Since 2018, the Compensation Committee has engaged Pay Governance LLC (“Pay Governance”), a compensation consulting firm, to assist the Compensation Committee on the setting of certain annual bonus targets for our NEOs. In July 2019, the Compensation Committee also engaged Pay Governance to provide analysis and recommendations regarding (1) base salaries, annual bonuses and long-term incentive compensation for our executive management team, and (2) the director compensation program for non-employee members of our board of directors. Pay Governance was also engaged in March 2021 to evaluate the benefits of adopting a Diversity, Equity, Inclusion, Justice and Anti-Racism (“DEIJA”) policy as well as proposing various performance standards related to the promotion of such policy as it relates to the composition of the members of our board of directors and leadership team against which annual CEO compensation would be evaluated by our board of directors. Pay Governance reports directly to the Compensation Committee and the Compensation Committee has determined that Pay Governance is independent pursuant to the Company’s Compensation Committee charter.
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is comprised solely of independent directors. No member of the compensation committee is a current or former officer or employee of ours or any of our subsidiaries. Other than Mr. Eckel and Mr. Lipson’s service both as executive officers and as members of our board of directors, none of our executive officers serves as a member of the board of directors or compensation committee of any company that has one or more of its executive officers serving as a member of our board of directors or compensation committee.
Report
The Compensation Committee Report is set forth beginning on page 58 of this Proxy Statement.

Compensation Committee Current Members Richard J. Osborne (Chair) Lizabeth A. Ardisana Teresa M. Brenner Steven G. Osgood

HASI Proxy Statement 2024	17

BOARD AND CORPORATE GOVERNANCE STRUCTURE
OUR BOARD OF DIRECTORS

Primary Responsibilities
•Reviewing periodically and making recommendations to our board of directors on the range of qualifications that should be represented on our board of directors and eligibility criteria for individual board membership.
•Seeking, considering and recommending to our board qualified candidates for election as directors and approving and recommending to the full board of directors the election of each of our officers and, if necessary, a lead independent director.
•Reviewing and making recommendations on matters involving the general operation of our board of directors and our corporate governance and annually recommending nominees for each committee of our board of directors.
•Reviewing the Company’s strategies, activities, policies, and communications regarding sustainability and other Sustainability and Impact related matters, including our CarbonCount® and WaterCountTM score, and making recommendations to our board of directors with respect thereto.
•Annually facilitating the assessment of our board of directors’ performance as a whole and that of the individual directors and reports thereon to our board of directors.
The specific responsibilities of the NGCR Committee are set forth in its written charter, which is available for viewing on our website at www.hasi.com. In February 2024, our board of directors amended the NGCR Committee charter to delegate to the NGCR Committee the responsibility to (1) advise management regarding strategic human capital initiatives, including leadership succession, talent development and progression, recruiting, retention and culture, (2) review and monitor the development, implementation, and effectiveness of the Company’s practices, policies, and strategies relating to human capital management as they relate to the Company’s workforce generally including, but not limited to, policies and strategies regarding recruiting, engagement, retention, employee learning, career development and progression, succession planning, corporate culture, and employment practices, (3) coordinate with the Company’s Compensation Committee to assist our board of directors in its oversight of the Company’s practices as they relate to the Company’s human capital management with respect to the Company’s compensation plans (e.g., retention, talent management, and pay equity practices), and (4) review and discuss with management the human capital management disclosures, as required, for the Company's annual proxy statement or annual report on Form 10-K and determine whether to recommend to the Board that such human capital management disclosures, be included in the annual proxy statement or annual report on Form 10-K.
Independence
Our board of directors has determined that each of the members of the NGCR Committee is independent as required by the NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the NGCR Committee.

NGCR Committee Current Members Teresa M. Brenner (Chair) Clarence D. Armbrister Michael T. Eckhart Charles M. O’Neil

Primary Responsibilities
•Assessing, monitoring and overseeing matters relating to the Company’s financings.
•Discussing and reviewing policies and guidelines with respect to our risk assessment and risk management for various risks, including, but not limited to, our interest rate, counterparty, credit, capital availability, refinancing and certain environmental risks.
•Reviewing and assessing the adequacy of our insurance coverage.
•Reviewing and assessing the adequacy of our cybersecurity policies and programs.
The specific responsibilities of the Finance and Risk Committee are set forth in its written charter, which is available for viewing on our website at www.hasi.com.
Independence
Our board of directors has determined that all of the members of the Finance and Risk Committee are independent under the NYSE listing standards, the Guidelines, the Independence Standards and the written charter of the Finance and Risk Committee.

Finance and Risk Committee Current Members Charles M. O’Neil (Chair) Clarence D. Armbrister Michael T. Eckhart Nancy C. Floyd Kimberly A. Reed

18	HASI Proxy Statement 2024

BOARD AND CORPORATE GOVERNANCE STRUCTURE
SUSTAINABILITY AND IMPACT OVERSIGHT
Sustainability and Impact Oversight
We recognize the importance of understanding, evaluating, and monitoring Sustainability- and Impact-related opportunities and risks as part of our vision and strategy. The NGCR Committee is responsible for periodically reviewing our strategies, activities, and policies including our Sustainability Investment Policy, Environmental Policies, Human Capital Management Policies and Human Rights Statement.

HASI Board of Directors NGCR Committee President and CEO Sustainability and Impact Leadership Team
HASI Foundation Leadership Team	Sustainability and Impact Reporting Frameworks Committee	Diversity, Equity, Inclusion, Justice, and Anti-Racism (DEIJA) Working Group

ROLE	RESPONSIBILITIES
Board of Directors	Formal adoption of Sustainability and Impact strategy and policies and oversight of implementation
NGCR Committee	Recommendation of new Sustainability and Impact policies and oversight of implementation
President and CEO	Prioritization and oversight of staff and company resources dedicated to the implementation of Sustainability and Impact initiatives
Sustainability and Impact Leadership Team
Reports to the Executive Chair, CEO and Nominating, Governance, and Corporate Responsibility Committee and is responsible for informing strategy, setting performance milestones, and designating responsibilities

Strategic Initiatives, Sustainability and Impact
Development of Sustainability and Impact strategy, execution of initiatives, and integration of engagement with relevant rating agencies, Sustainability and Impact-focused investors, and other stakeholders

Accounting	Tracking, verifying, and reporting Sustainability and Impact (including PCAF-aligned emissions metrics) metrics in public financial filings
Legal	Review of sustainability and impact disclosures and ensuring validation of adherence to Sustainability and Impact policies
Human Resources	Development and implementation of DEIJA principles in employee recruitment, retention, promotion, and engagement initiatives
HASI Foundation Leadership Team	Development and implementation of corporate philanthropic strategy
Working Group	Development and implementation of DEIJA initiatives
Sustainability and Impact Reporting Frameworks Committee	Assessment of how climate change-related risks and opportunities impact investments
Capital Markets	Execution of green and CarbonCount-based debt issuances
Investor Relations	Collection of investor feedback on Sustainability and Impact performance and initiatives
Investments	CarbonCount assessments and monitoring of climate investment risks and opportunities
Corporate Affairs	Fostering and maintaining authentic and strategic stakeholder relationships in support of Sustainability and Impact strategy
Portfolio Management	Assessment of portfolio exposure to climate risks and opportunities

HASI Proxy Statement 2024	19

BOARD AND CORPORATE GOVERNANCE STRUCTURE
SUSTAINABILITY AND IMPACT OVERSIGHT

For Your Reference

For additional information on our sustainability and impact strategy, policies, and initiatives (including the below documents), please visit investors.hasi.com and hasi.com/sustainability.
•Annual Report •Proxy Statement •Sustainability Investment Policy •Environmental Policies •Human Rights Statement	•Human Capital Management Policies •Code of Business Conduct and Ethics •Business Partner Code of Conduct •Environmental Metrics •Sustainability Report Card

Risk Oversight
In connection with their oversight of risk to our business, our board of directors considers feedback from management concerning the risks related to our business, operations and strategies. The Finance and Risk Committee of our board of directors has the responsibility to discuss and review policies with respect to our risk assessment and risk management, including, but not limited to, guidelines and policies to govern the process by which risk assessment and risk management is undertaken, the adequacy of our insurance coverage, our interest rate risk management, our counterparty and credit risks, our capital availability, our refinancing risks, and our cybersecurity risk. The Audit
Committee also consults with the Finance and Risk Committee on certain of these matters. Management regularly reports to our board of directors on our leverage policies, our asset acquisition process, any asset impairments and our compliance with applicable Investment Company Act of 1940, as amended, rules. Members of our board of directors routinely meet with management in connection with their consideration of matters submitted for the approval of our board of directors and the risks associated with such matters.
Cybersecurity
We recognize how critical cybersecurity and cyber resilience are to the well-being of our organization, our business stakeholders, and the information we rely on to profitably operate. The proliferation of global cyber risks continually transforms the cyber risk landscape, which requires our cybersecurity and training programs to constantly adapt and evolve, under the strategic direction of the Finance and Risk Committee.
Identifying and addressing these cyber threats while upholding our principles of governance, internal controls, and transparency is a priority for our cybersecurity program. The Finance and Risk Committee and management collectively provide oversight of our information technology and cybersecurity program, which is led by our chief technology officer and supported by a skilled and high-performing team of technology professionals.
Our focused cyber and information security strategy incorporates components of the National Institute of Standards and Technology Cybersecurity Common Standards Framework, certain Center for Internet Security benchmarks, as well as Information Technology Library components to suit our organization’s unique cybersecurity needs. Our deliberately limited disclosure of specific framework alignments is meant to minimize risks to our IT security.
Our IT infrastructure deploys a best-in-class technology stack supported by proven vendors whose services address the range of risks identified by the Finance and Risk Committee and internal cybersecurity apparatus.

20	HASI Proxy Statement 2024

BOARD AND CORPORATE GOVERNANCE STRUCTURE
CORPORATE GOVERNANCE POLICIES
Annual Board of Directors and Committee Assessments
Our board of directors and each of its committees conducts an annual self-assessment process, implemented and overseen by our NGCR Committee, in order to review the effectiveness of our board of directors and its committees. The formal self-evaluation may be in the form of written or oral questionnaires and may be administered by board members and/or by third parties, as determined appropriate by our NGCR Committee for the related performance cycle. Director feedback is solicited at both the board and committee levels. The results of our board of directors and committee self-assessments are compiled and presented to our board of directors, and items identified in the self-assessments requiring follow-up are monitored on an ongoing basis by our board of directors and by management. In addition to the formal annual board and committee evaluation process, our Lead Independent Director speaks with each board member at least quarterly, and receives input regarding board and committee practices and management oversight. Throughout the year, committee members also have the opportunity to provide input directly to committee chairs or to management.
Director Attendance
The following table shows director attendance, either in person, telephonically or via videoconference, at meetings of our board of directors and of the committees of our board of directors for the period from January 1, 2023 through December 31, 2023:

	Number of Meetings	Attendance(1)
Board of Directors	11	98%
Audit Committee	12	95%
Compensation Committee	8	100%
Finance & Risk Committee	7	93%
NGCR Committee	7	100%
(1)Mr. Lipson and Ms. Reed were appointed to our board of directors in March 2023. As a result, this information reflects their attendance since their appointment to our board of directors.
All the directors then serving on our board of directors attended our 2023 virtual annual meeting of stockholders and all directors currently serving on our board of directors intend to attend our Annual Meeting. Our board of directors’ policy, as set forth in the Guidelines, is to encourage and promote the attendance by each director at all scheduled meetings of our board of directors and all meetings of our stockholders.
Corporate Governance Policies
Code of Business Conduct and Ethics
Our board of directors has adopted the Code of Conduct, which applies to our directors, executive officers, employees, agents, representatives, and consultants. The Code of Conduct was designed to assist in complying with the law, in resolving moral and ethical issues that may arise and in complying with our policies and procedures. Among the areas addressed by the Code of Conduct are compliance with applicable governmental, state and local laws, compliance with securities laws, the use and protection of company assets, data privacy, the protection of our confidential corporate information, dealings with the press and communications with the public, internal accounting controls, improper influence of audits, records retention, fair dealing, discrimination and harassment, health and safety, and conflicts of interest, including payments and gifts by third parties, outside financial interests that might be in conflict with our interests, access to our confidential records, corporate opportunities, and loans. The Code of Conduct is available for viewing on our website at www.hasi.com. We will also provide the Code of Conduct, free of charge, to stockholders who request it. Requests should be directed to Steven L. Chuslo, our executive vice president, chief legal officer and secretary, at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1 Park Place, Suite 200, Annapolis, Maryland 21401.

HASI Proxy Statement 2024	21

BOARD AND CORPORATE GOVERNANCE STRUCTURE
ACTIVE STOCKHOLDER OUTREACH
Corporate Governance Guidelines
Our board of directors has adopted the Guidelines that address significant issues of corporate governance and set forth procedures by which our board of directors carries out its responsibilities. Among the areas addressed by the Guidelines are the composition of our board of directors, its functions and responsibilities, its standing committees, director qualification standards, access to management and independent advisors, director compensation, management succession, director orientation and continuing education and the annual performance evaluation and review of our board of directors and committees. The Guidelines are available for viewing on our website at www.hasi.com. We will also provide the Guidelines, free of charge, to stockholders who request it. Requests should be directed to Steven L. Chuslo, our executive vice president, chief legal officer and secretary, at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1 Park Place, Suite 200, Annapolis, Maryland 21401.
Whistleblower Policy
Our Whistleblower Policy sets forth procedures by which any Covered Persons (as defined in the Whistleblower Policy) may report, on a confidential basis, concerns relating to any questionable or unethical accounting, internal accounting controls or auditing matters, as well as any potential Code of Conduct or ethics violations. We maintain a confidential hotline for reporting potential violations. All reports will be taken seriously. We will fully investigate each allegation and, when appropriate, take appropriate action. Reports are sent solely to the chair of the Audit Committee, the chair of the NGCR Committee and the chief legal officer (unless such person is the subject of the applicable report). Since our IPO in 2013, we have never received any whistleblower reports.
Personal Loans to Executive Officers and Directors
In compliance with, and consistent with our commitment to operate in a manner consistent with, applicable law, we prohibit extensions of credit in the form of personal loans to or for the benefit of our directors and executive officers.
Corporate Governance Review
In overseeing our corporate policies and our overall performance and direction, our board of directors has adopted the approach of operating in what it believes are the long-term best interests of the Company and our stockholders. In operating under these principles, our board of directors continuously reviews our corporate governance structure and considers whether any changes are necessary or desirable.
Active Stockholder Outreach
We believe that engaging with investors is fundamental to our commitment to good governance and essential to maintaining our industry-leading practices. Throughout the year, we seek opportunities to connect with our investors to gain and share valuable insights into current and emerging business and governance trends.
In 2023, we hosted over 350 meetings with more than 175 existing and prospective investors.
Topics discussed include our investment criteria, interest rate and other risk management practices, political and regulatory matters and our focus on sustainability and strong governance practices, including with respect to allowing our stockholders to amend our Bylaws. These meetings were conducted in person, via teleconference, via videoconference or one-on-one at industry conferences. Our engagement activities take place throughout the year, and we also conduct quarterly earnings calls where we try to answer many of the new questions that we receive during our investor outreach.

22	HASI Proxy Statement 2024

BOARD AND CORPORATE GOVERNANCE STRUCTURE
MANAGEMENT SUCCESSION PLANNING
Management Succession Planning
Our board of directors recognizes that management succession planning is a fundamental and ongoing part of its responsibilities. Our NGCR Committee has utilized a framework relating to executive succession planning under which the NGCR Committee has defined specific criteria for, and responsibilities of, each of the executive officer roles of the Company. The NGCR Committee then focuses on the skill set needed to succeed in these roles both on a long-term and an emergency basis. Our Lead Independent Director also meets on this topic separately with our chief executive officer and facilitates additional discussions with our independent directors about executive succession planning throughout the year, including at executive sessions. Succession planning remains a priority for our NGCR Committee, which has worked with Mr. Lipson to ensure an appropriate emergency succession protocol and to develop our long-term succession plan.
Communications with our Board of Directors
Our board of directors has approved a process to enable communications with the independent members of our board of directors or the chair of any of the committees of our board of directors. Communications by email should be sent to legaldepartment@hasi.com. Communications by regular mail should be sent to the attention of Steven L. Chuslo, our executive vice president, chief legal officer and secretary, at our office at 1 Park Place, Suite 200, Annapolis, MD 21401. Each communication received will be reviewed to determine whether the communication requires immediate action. All appropriate communications received, or a summary of such communications, will be sent to the appropriate member(s) of our board of directors. However, we reserve the right to disregard any communication we determine is unduly hostile, threatening, illegal, does not reasonably relate to us or our business, or is similarly inappropriate. Our secretary, or his or her delegate, has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.
In addition, any of our stockholders and any other person may make a good faith report to the Audit Committee regarding any questionable or unethical accounting or auditing matters via regular mail addressed to the Audit Committee, 1 Park Place, Suite 200, Annapolis, MD 21401.
In addition, any of our stockholders and any other person may make a good faith report to the Lead Independent Director regarding any concerns via regular mail addressed to the Lead Independent Director, 1 Park Place, Suite 200, Annapolis, MD 21401.

HASI Proxy Statement 2024	23

Climate Leadership
We own and invest in a diversified portfolio of climate solutions projects focused on reducing or mitigating the impacts of climate change. Under the direction of our chief executive officer and our board of directors, we are focused on achieving a high level of environmental and social responsibility and strong corporate governance. The NGCR Committee is responsible for our oversight of sustainability, impact, and governance matters, including related policies and communications. Additionally, we have a committee of employees from across our organization that is focused on implementing sustainability and impact strategies and policies and reports directly to our chief executive officer. Ae publish an annual report that illustrates our progress on these matters.
Our business and business strategy are focused on addressing climate change, in part through the reduction of carbon emissions that have been scientifically linked to climate change. As described under “Investment Strategy,” we quantify the carbon impact of each of our investments. In addition, we operate our business in a manner intended to reduce our own environmental impact, including by purchasing Renewable Energy Credits (RECs) to address the impact of our office operations, encouraging recycling and composting, and offering clean transportation employee incentives for electric and hybrid vehicles. We have also adopted policies focused on minimizing the environmental impact of our operations.
Investment Strategy
Our vision is that every investment should improve our climate future, which is why we require that all prospective investments be neutral-to-negative on incremental carbon emissions or have some other tangible environmental benefit, such as reducing water consumption.
Based on decades of investment experience across interest rate environments, throughout intermittent policy support for reducing carbon emissions, and several “boom and bust” cycles in clean energy markets, we have created a climate positive investment thesis based on the following tenets:
1)More efficient technologies are more productive and thus should lead to higher economic returns.
2)Lower risk is inherent in a portfolio of diverse investments, generated by trends of increasing decentralization and digitalization of energy assets, compared to a portfolio comprised solely of centralized utility-scale investments.
3)Investing in assets aligned with scientific consensus and universal social values will reduce potential regulatory and social costs through better internalization of externalities.
4)Assets that reduce carbon emissions represent an embedded option that may increase in value if regulations were to set a price on carbon emissions.
Our Impact

>7 million Cumulative metric tons of carbon dioxide (CO2) avoided annually through our investments, the equivalent to eliminating emissions from over 1.6 million typical passenger vehicles	~7 billion Cumulative gallons of water saved annually from our investments, the equivalent to eliminating the annual water consumption of nearly 138,000 U.S. homes every year

~400,000 Quality jobs created by our investments in 48 states	~300,000 School children supported by our energy efficiency upgrades to educational facilities and transportation funded by our investments	~2 million Veterans served by hospitals and other facilities that received energy efficiency upgrades funded by our investments

24	HASI Proxy Statement 2024

CLIMATE LEADERSHIP
TCFD METRICS AND TARGETS
TCFD Metrics and Targets
In assessing our operational and financial performance, we calculate the environmental profile of our business operations and infrastructure investments using a combination of well-established reporting protocols and proprietary tools for measuring carbon emissions and water savings.

Carbon Emissions Cumulative metric tons of CO2 avoided annually	Water Savings Cumulative gallons of water saved annually

2023: 0.33	2023: 300
(1)CarbonCount® is a proprietary scoring tool for evaluating real assets to determine the efficiency by which each dollar of invested capital avoids annual carbon dioxide equivalent (CO2e) emissions.
(2)WaterCountTM is a scoring tool that evaluates investments in U.S.-based projects to estimate the expected water consumption reduction per $1,000 of investment.

HASI Proxy Statement 2024	25

CLIMATE LEADERSHIP
SCIENCE-BASED TARGETS INITIATIVE
Science-Based Targets Initiative
As a Net Zero Asset Managers signatory, we made our initial target disclosure in November 2023. Our Scope 1 and 2 emissions reduction targets were verified by the Science-Based Targets Initiative (SBTi) in 2021. SBTi defines and promotes best practices in emissions reductions and net-zero targets in line with the latest climate science to provide companies with independent assessment and target validation.
Decarbonizing with science-based targets solidifies our GHG emissions reduction roadmap, another key step to combat climate change that competitively positions us as leaders in the broader transition to a net-zero economy.

GHG PROTOCOL	DEFINITION	TARGET[3]	STATUS[3] (2023)	VERIFICATION[4]

SCOPE 1 Direct Emissions	Emissions from operations that are owned or controlled by a reporting company.	Commitment to reduce absolute emissions 100% by 2030 from a 2019 base year	0 MT CO2e	Apex

SCOPE 2 Indirect Emissions (Market-based Method)
Emissions from the generation of purchased or acquired energy such as electricity, steam, and heating and cooling, consumed by a reporting company, but excluding the impact of the purchase of renewable energy credits.
		Commitment to reduce absolute emissions 100% by 2030 from a 2019 base year	0 MT CO2e	Apex

SCOPE 3[5] Indirect Emissions
All other indirect emissions that occur in the value chain of a reporting company, including both upstream and downstream emissions, but excluding the emissions avoided as a result of our investments. (>700k MTs of CO2 in 2023)
		Plan to set target for Category 1-14 emissions	<500 MT CO2e	Apex

		Net Zero Target for Category 15 financed emissions set in 2023 for GC Renewables, Residential, Community and C&I Solar assets	<200k MT CO2e	Apex

(1)CarbonCount® is a proprietary scoring tool for evaluating real assets to determine the efficiency by which each dollar of invested capital avoids annual carbon dioxide equivalent (CO2e) emissions.
(2)WaterCountTM is a scoring tool that evaluates investments in U.S.-based projects to estimate the expected water consumption reduction per $1,000 of investment.
(3)Expressed in metric tons (MT).
(4)In addition to our internal review, Apex Companies, LLC has been commissioned as an independent organization to verify our GHG emissions reporting as estimated in accordance with GHG measurement and reporting protocols of the World Resources Institute (WRI) / World Business Council for Sustainable Development Greenhouse Gas Protocol Corporate Accounting and Reporting Standard (Scope 1 and 2) and Corporate Value Chain Accounting and Reporting Standard (Scope 3). Verification in progress.
(5)Scope 3, Categories 1-15.
Scope 3 Emissions Targets
After finalizing the quantification of nearly all of our Scope 3, Category 15 (financed) emissions in line with the Partnership for Carbon Accounting Financials (PCAF) standards and in support of our Net-Zero Asset Managers (NZAM) commitment, we set a Scope 3 target in late 2023. We plan to report our progress toward these targets in upcoming years.

26	HASI Proxy Statement 2024

CLIMATE LEADERSHIP
GREEN DEBT LEADERSHIP
Green Debt Leadership
Overview
At HASI, we are committed to ensuring all debt we issue is dedicated to eligible green projects. Typically, for corporate unsecured debt, we pursue independent verification of our underlying source data. Since 2013, we have raised approximately $11 billion of green debt, including securitizations and non-recourse and corporate issuances. The HASI Green Bond Framework is in the process of being issued a Second-Party Opinion (SPO) by an independent rater, which will be made available to investors.
We have closed a Term Loan A compliant with the Sustainability-Linked Loan Principles, which required an assurance provider for our proprietary CarbonCount metric necessary for a subsequent reduction in interest rate upon achievement of certain CarbonCount thresholds.
Green Debt Issuances
Sustainable Yield Bonds
Non-recourse, asset-backed debt
Corporate Green Bonds
Senior unsecured or convertible bonds issued as corporate obligations
Other Corporate Green Debt
Syndicate Sustainability Linked Unsecured Revolving Line of Credit and Term Loan A and Green Carbon Count Commercial Paper Program2

$1.6b
Total
Green Debt
~$11b[1]
$6.0b
$3.4b
Sustainable Yield Bonds
Corporate Green Bonds
Other Corporate Green Debt

Corporate Green Bonds

SECURITY NAME	INDEPENDENT VERIFIER	CUSIP		MATURITY DATE	ISSUED VOLUME	COUPON RATE	CONVERSION PREMIUM	BOND TYPE	RATINGS	CarbonCount®3
HASI-GRB-002	Ernst and Young	418751	AB9	4/15/2025	$400,000,000	6.00%	N/A	Senior Unsecured	Moody’s: Baa3 S&P: BB+ Fitch: BB+	2.01
HASI-GRB-003	Ernst and Young	418751	AD5	9/15/2030	$375,000,000	3.75%	N/A	Senior Unsecured	Moody’s: Baa3 S&P: BB+ Fitch: BB+	0.35
HASI-GRB-005	Ernst and Young	418751	AE3	6/15/2026	$1,000,000,000	3.38%	N/A	Senior Unsecured	Moody’s: Baa3 S&P: BB+ Fitch: BB+	0.39
HASI-GRB-006	Ernst and Young	418751	AG8	5/1/2025	$200,000,000	0%[3]	32.50%	Exchangeable Note	-	0.24
Green CarbonCount® Commercial Paper

SECURITY NAME	INDEPENDENT VERIFIER	MATURITY DATE	ISSUED VOLUME	DEBT TYPE	CARBON COUNT®4	AVOIDED EMISSIONS[5]	RENEWABLE OR AVOIDED GENERATION[5]	TECHNO- LOGY	GEO- GRAPHIC	MARKET
HASI-GCCP-001	Ernst and Young	3/10/2022	$50,250,000	Green Commercial Paper	1.66	0 (2021)	0 (2021)	Wind	National	GC
(1)From IPO through 12/31/23, including corporate bond add-on of $200m and additional secured non-recourse debt of $94m in January 2024.
(2)Represents total commitments of our Sustainability Linked Unsecured RLOC, Sustainability Linked Term Loan A, and Green Carbon Count Commercial Paper Program.
(3)The 2025 Exchangeable Senior Notes accrete to a premium at maturity equal to 3.25%. The accreted balance at maturity is expected to be ~$220 million. Upon any exchange, holders will receive a number of shares of our Common Stock equal to the product of (1) the aggregate initial principal amount of the notes to be exchanged divided by $1,000 and (2) the applicable exchange rate.
(4)This is the CarbonCount® metric resulting from the allocation of the net proceeds from this offering to specific Eligible Green Projects. CarbonCount® is the ratio of the estimated first year of metric tons of carbon emissions avoided (or that will be avoided) by the investment divided by the capital to be invested to understand the impact the investment is expected to have on climate change. In this calculation, we use emissions factor data, expressed on a CO2 equivalent basis, from the U.S. Government or the International Energy Administration to estimate a project’s energy production or savings to compute an estimate of metric tons of carbon emissions that will be avoided. In addition to carbon, we also consider other environmental attributes, such as water use reduction, stormwater remediation benefits, or stream restoration benefits.
(5)Avoided emissions and generation for 2021 are zero as the projects to which these proceeds were allocated were not placed in service until 2022.

HASI Proxy Statement 2024	27

Social Responsibility
Human Rights
Respect for human rights is a fundamental value of HASI. We strive to respect and promote human rights in accordance with the United Nations Guiding Principles on Business and Human Rights and the United Nations Global Compact in our relationships with our employees, suppliers and the communities where we operate.
Human Rights Assessment, Mitigation, and Remedy
We conduct an annual internal human rights assessment. Our approach to this assessment allows us to map human rights risks by evaluating business partners and their respective policies. Business partners may be requested to provide an assessment of their respective political and regulatory environments to ensure compliance with existing Human Rights and Human Capital Management Policies. To the extent that we become aware of violations or the risk of violations including but not limited to forced labor, child labor, human trafficking, or discriminatory practices, including against employees, contractors, women, children, and indigenous people, we will first engage with the business partner to understand their mitigation or management of these issues before determining the appropriate course of action regarding our business relationship going forward.
Diligence on Forced Labor
As affirmed in our Human Rights Statement, violations of basic human rights in any portion of our business activities value chain are unacceptable. The discovery of forced labor in the global solar supply chain forced us to develop safeguards in our business practices and investments as a means to uphold human rights standards beyond legal compliance.
To ensure, to the best of our organizational ability, that forced labor is not used to support the projects we finance, we review that our clients conduct forced labor diligence on their suppliers. Often, through deep engagement with the American Clean Power and Solar Energy Industries Association (SEIA), our clients work to map their supply chains and verify, to the degree possible, product traceability to ensure that the manufacture of the solar components installed are not products of forced labor. To this end, we require from our clients diligence plans that provide information on their respective supply agreements, audits, and codes of conduct.
Though we acknowledge the inherent limitations in proving a negative (i.e., evidence of absence), we subject every transaction we finance to forced labor diligence. Working with global clients who also care to address this issue has allowed us to supplement our diligence work often with contractual language to create covenants, which advance both parties toward the goal of eliminating forced labor from the global solar supply chain.
To date we have not discovered any indication of forced labor within any portion of our solar supply chain.

28	HASI Proxy Statement 2024

SOCIAL RESPONSIBILITY
BUSINESS PARTNER SUSTAINABILITY AND IMPACT ENGAGEMENT
Business Partner Sustainability and Impact Engagement
We endeavor to engage our business partners, including our suppliers, customers and clients, on the sustainability and impact issues most important to our stakeholders. Our Materiality Assessment guides our evaluation of various aspects of our partners’ activities, including reputational or legal controversies. This due diligence significantly contributes to our human rights assessment by proactively identifying potential high-profile human rights risks stemming from our business relationships.
Scope of Engagement Assessment
We annually conduct due diligence on our top 40 business partners as determined by transaction volume, which list includes corporate finance parties, vendors, clients, as well as legal partners. We consider the operational context of our supplier relationships including the history of our business relationship, the progress suppliers have made toward any stated climate-related objectives, including carbon information, how the nature of their respective business sector might influence or constrain their behavior, as well as the regional factors that might inform our respective suppliers’ climate-related postures. Our Business Partner Engagement Program is an opportunity to proactively engage our value chain on climate-related issues as part of our supplier engagement strategy. While we operate solely in the U.S., and our suppliers and vendors are sometimes found to operate as multinational entities, the impact of conducting such supplier assessment activities is to ensure that our respective climate priorities are aligned.
Engagement Strategy
HASI's Business Partner Engagement Program aims to align sustainability and impact issues with business partners, including suppliers, customers, and clients. Key aspects include annual data collection of GHG emissions and other climate-related factors from suppliers, and conducting due diligence on top business partners, considering factors like climate progress and operational context. The program also involves annual discussions with partner law firms on staffing diversity and regular reporting on the diversity of individuals working on HASI-related matters. Additionally, the engagement program extends to sharing with our clients our views on minimizing the impact of electricity use to maximize carbon reductions, an evolution in carbon emissions accounting advanced by the Emissions First Partnership we cofounded.

HASI Proxy Statement 2024	29

Our People
An emphasis on a durable social fabric, including engaged, collaborative and fairly compensated staff, is an important factor in our financial success. Our culture is focused on hiring and retaining highly talented employees with diverse perspectives and empowering them to create value for our stockholders, and our success is dependent on employee understanding of, and investment in, their role in that value creation. Our employees are responsible for upholding our purpose, values, strategy, and talent leadership expectations.
Engaging with Our Team
It is important to us that our employees are engaged in our mission of sustainability because we believe engagement improves their performance, as well as our employee recruitment and retention. Our chief executive officer periodically leads employee meetings intended to reinforce the importance of sustainability and regularly meets with small groups of employees to receive their feedback on our business. We also meet no less than quarterly as a Company to provide information to employees on our mission, strategic planning and financial results. We continuously evaluate our employees’ level of engagement through in-person meetings or remote one-on-one check-in calls that include asking open-ended questions, and through formal surveys or similar tools administered on a periodic basis. To improve retention and business continuity, HASI has also instituted human capital development programs. These formal programs include HASI U, an online learning platform to enhance employees' technical and soft skills, as well as an employee mentorship program, which fosters knowledge transfer, leadership development, and succession planning.
Diversity, Equity, Inclusion, Justice and Anti-racism (DEIJA)
Mission Statement
HASI’s recognition of the importance of diversity, equity, inclusion, justice, and anti-racism is essential to the success of our business. Our company is more than just the sum of individual roles, skills, and productivity. We are also a team that values the mutually reinforcing empowerment of people of all races, cultures, identities, gender expressions, sexual orientations, and learning and engagement styles. By opening ourselves to the broadest range of talent, we improve both our company performance and our ability to attract and retain talent. We know it is inherently the right way to conduct business.
Strategic Implementation
Our comprehensive, values-driven approach to diversity, inclusion, equity, justice, and anti-racism comprises initiatives that aim beyond legal compliance, to foster an innovative, creative culture where every member of our team can bring their best and most authentic selves to work.
We incorporate our efforts throughout all levels of our organization through:
•informing our management training efforts through the work of the DEIJA Working Group to ensure they include, but are not limited to, a focus on multicultural leadership, understanding bias, and anti-racism;
•supporting consistent conversations within our team and facilitated by outside experts to better learn from and understand our different respective experiences and perspectives;
•actively expanding the sourcing of our candidate pool to increase the breadth of its diversity;
•challenging our business partners to share our DEIJA values and practices;
•tracking, analyzing, and furthering employee pay equity;
•ensuring our philanthropic efforts consider all views on how to address the intersection of climate and equity;

30	HASI Proxy Statement 2024

OUR PEOPLE
WORKFORCE REPRESENTATION
•regularly reviewing existing company policies and practices to make updates where and as needed to align our actions with our values; and
•consistently engaging on a corporate level in the protection of voting rights to support a vibrant democracy.
Goals and Metrics
We incorporate DEIJA factors into our business operations in part by examining the impact of our climate investments on local, especially disadvantaged, communities. Tracking internal talent metrics including workforce demographics, critical role pipeline and diversity data, and engagement and inclusion indices informs our collective decision-making with diverse perspectives. Our Human Resources team manages and reports these metrics to our executive officers and our board of directors on at least a quarterly basis.
Because transition planning is a foremost consideration in our recruiting strategy, identifying and developing our next generation of leaders means selectively onboarding the most qualified individuals from the diverse talent pool we actively recruit. We remain devoted to recruiting and promoting highly qualified women, people of color and other underrepresented groups for management and Board positions. Of the new employees we hired in 2023, 36% were women and 67% were people from underrepresented racial, ethnic, and additional minority groups. In 2023, our management team also added two women and one person from an underrepresented group, raising the proportion of diverse representation among this team to 29% and 14%, respectively.
Focusing on diversity is a continuous effort that requires supporting our female and underrepresented employees in their onboarding, training, development, and progression within the Company.
Currently, our board of directors is 36% female and 18% racial or ethnic minority. We recognize the need to improve representation across our organization and continue to keep qualified personnel top of mind as our needs mandate.
Workforce Representation

	BOARD OF DIRECTORS		LEADERSHIP TEAM		MANAGERIAL ROLES		WORKFORCE

	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Female	36%	33%	29%	29%	40%	40%	35%	36%
Racial or Ethnic Minority	18%	22%	21%	14%	42%	30%	38%	33%
LGBTQ+[1]	0%	0%	0%	0%	3%	3%	3%	3%
Employees with Disabilities[1]	0%	0%	0%	0%	3%	0%	3%	2%
(1)Self-reported
2023 Workforce Age

AGE	2023	2022

18-24	2%	4%
25-34	33%	32%
35-44	39%	42%
45-54	16%	12%
55-64	7%	7%
65+	3%	3%
New Hires

	2023	2022

Female	36%	29%
Racial or Ethnic Minority	57%	38%
Black/African American	18%	23%
Asian	14%	9%
Hispanic/Latino	25%	3%
Multiracial	0%	3%
LGBTQ+	10%	3%

92%	retention of our women employees in 2023

HASI Proxy Statement 2024	31

OUR PEOPLE
HEALTH AND WELL-BEING
2023 Promotion Rates

AGE	2023	2022

18-24	0%	0%
25-34	48%	63%
35-44	40%	29%
45-54	8%	8%
55-64	4%	8%
65+	0%	0%
Employee Stock Ownership Plan
To foster a collective sense of ownership commensurate with the work each of our employees contribute to our success, 100% of full-time employees in good standing are eligible for Employee Stock Ownership Plan (ESOP) participation within their first year.

139	100%	4.5 years
Full-time employees	Employees eligible for Employee Stock Ownership Plan	Average employee tenure

Health and Well-Being
Because our people represent the long-term health of our business, we endeavor to support the health and well-being of our full-time employees and their families with total rewards that address the varied needs of our growing workforce. Our organizational mission drives our attraction and recruitment of top talent who share our long-term vision. Opportunities for meaningful career growth in line with our mission are vital to support and advance the interests of all stakeholders in our organization.
Our fair remuneration policies ensure that our team members are well compensated. We also reward elite performance in multiple ways. Beyond the competitive base salaries and cash bonuses we offer, employees also generally receive a portion of their compensation in the form of equity grants tied to performance. Each employee who remains with the Company for at least one year becomes a stockholder whose interest in the prosperity of our organization further distinguishes our compensation packages and employee retention efforts.
For all full-time employees, attractive non-salary benefits supplement the compelling career opportunities we offer. We continuously evaluate the competitiveness of our benefits offerings to meet the varying needs of our employees and their families. Despite a healthcare environment characterized by rising expenses, we continue to pay almost all employee healthcare insurance costs.
Health Plan Highlights and Total Rewards include:
•Medical/Prescription Drug Insurance
•Dental Insurance
•Vision Insurance
•Group Life/AD&D Insurance
•401k Retirement Plan (including match and immediate vesting of individual contributions)
•Flexible unlimited vacation
•Tuition reimbursement
•Employee Assistance programs (including mental health, wellness, legal, and financial tools and resources)
•Flu and COVID-19 vaccination clinics in-office
•Leave policies including 12 paid holidays, maternity and paternity leave, wellness, legal and paid time off (including sick leave)
•$0 Employee Contribution to Health Plan
Inclusive Culture
Our efforts to foster a culture of inclusivity extend to the wellness benefits we offer our increasingly diverse employee base. We recognize that accommodating the varied needs of all employees maintains morale and improves retention and accordingly offer the following benefits:
•Pregnancy and Postpartum Support
•Fertility Treatment
•Adoption Assistance
•Egg-Freezing Coverage
•Contraception Coverage
•Nanny Network
•On-site breast-feeding/lactation room
•Perimenopause and Menopause Support
•Gender Reassignment/Affirmation coverage
•Gender-inclusive restroom policy (encouraging employees to visit the restroom most consistent with their gender identity)

32	HASI Proxy Statement 2024

OUR PEOPLE
SKILLS FOR THE FUTURE
Skills for the Future
Our blended learning approach acknowledges that our people learn from a varied curriculum comprising experiences (at both work and in life), mentors, supportive managers, as well as formal learning and training programs. We understand that learning is highly individualized and strive to provide professional guidance in ways most conducive to the specific needs of individual learners.
Managers hold performance conversations with their employees on a periodic basis (targeting a minimum of twice a year). These conversations ensure that employees receive the level of performance feedback they deserve. Insights gleaned during these performance discussions also enhance our approach to supporting employee development, clarifying expectations that align with the
Company’s overarching objectives. We also facilitate continuous dialogue between these formal touchpoints.
Our dedication to cultivating our talent and supporting our employees encompasses various professional development opportunities, such as:
•Formal educational programs, advanced degrees and professional certifications, including in the fields of accounting and finance; and
•Internal trainings on DEIJA, implicit bias, leadership, finance, information technology, artificial intelligence, strategic thinking, managerial development, and communication skills.

26	3600	$3,500
Average number of training hours per employee	Cumulative number of training hours	Average number of training dollars invested per employee

We have a formal employee mentorship program to encourage learning between all levels of team members and our more senior leaders. This mentorship program functions as a support to our formal succession planning procedures, which our board of directors continually oversees.
We have also initiated a project, led by an interdepartmental working group, to assess and initiate the implementation of a new company-wide learning platform, with the desired goals of:
1.Increasing the scalability of our training and development opportunities,
2.Providing learning pathways for team members working towards lateral or upward advancement in our team, and
3.Enhancing training delivery for varying learning styles.

HASI Proxy Statement 2024	33

OUR PEOPLE
ENGAGEMENT
Engagement
Engaged employees actuate our sustainability mission. Our people advance our business, recruit from their networks, and grow their careers with us. We gather the Company at least quarterly to inform our entire team about progress on our mission, strategic planning, and financial results. We proactively seek team member input on how we can enhance our work environment and implement feedback on how we can positively influence our local communities.
Because our employees embody our organization, they are who ultimately uphold our purpose, values, strategy, and talent leadership expectations.
Our employees characterize our company culture as collaborative, rewarding, and transparent. People from all departments connect through:

Book Club Quarterly meetings where we gather to share insights on selected books that relate to our investment thesis and the economics, politics, physics and impacts of climate change
Business Resource Groups
Diversity-focused BRGs at HASI further our shared goal to represent and support the communities in which we live and work. These groups offer their members opportunities to actively create a workplace that reflects our organizational values

Data & Analytics Club
Throughout the year, we explore and learn about a variety of topics covering coding and scripting, data modeling, machine learning, artificial intelligence, automation, and other emerging trends

Lunch and Learns
We host monthly workshops led by our smart staff or outside partners on a variety of topics, such as energy storage trends, the land business, energy efficiency policy and anything that is relevant to our business

Recruitment and Hiring
Decisions regarding staffing, selection, and promotions are made on the basis of individual qualifications related to the requirements of the position. We are committed to identifying and developing the talents of our next generation of leaders. We endeavor to select qualified individuals from a diverse pool of candidates derived from broad outreach efforts when we are recruiting. We are committed to the sourcing and/or promotion of highly-
qualified women, people of color and other under-represented groups for our board of directors and management positions. To better support our female and underrepresented employees in their onboarding, training, development and progression within the Company, we have established a mentorship program where certain members of our board of directors mentor female employees who are developing managers.
Fair and Competitive Compensation
Our policy is “equal pay for equal work” in compliance with applicable state law. Compensation for our employees is based upon experience, seniority, educational attainment, and individual contribution, as well as company performance against goals.

34	HASI Proxy Statement 2024

Compensation of Independent Directors
Annual Compensation
We have approved and implemented a compensation program for our independent directors that consists of an annual cash retainer fee and long-term equity awards as described below. We pay directors’ fees only to those directors who are independent under the NYSE listing standards, as more fully described in the section under “Board and Corporate Governance Structure—Our Board of Directors—Director Independence, Executive Sessions and Independent Oversight.”
The components of the independent director compensation for 2023 were as follows:
•cash retainer of $110,000 annually per director;
•cash retainer to the Lead Independent Director of $30,000 annually;
•cash retainer to each of the Chairs of the Audit Committee and Compensation Committee of $25,000 annually;
•cash retainer to each of the Chairs of the NGCR Committee and the Finance and Risk Committee of $15,000 annually; and
•equity grant of $145,000 annually per director, which to date has been in the form of LTIP units (as defined below). LTIP units are described in more detail as set forth below under “Executive Compensation—Compensation Discussion and Analysis.”
All cash fees described above are paid quarterly in arrears. Our board of directors permitted directors to make an election, on or before December 31, 2022, to receive equity in lieu of all or a portion of their cash compensation for 2023.
A director who is also an employee of the Company is referred to as an executive director. Executive directors do not receive compensation for serving on our board of directors.
Other Compensation
We reimburse each of our independent directors for their respective expenses incurred in connection with their respective board responsibilities. Independent directors are not eligible to participate in any of the savings or retirement programs for our employees. Other than as described in this section, there are no separate benefit plans for directors.
Stock Ownership Guidelines for Independent Directors
Under our stock ownership guidelines, each independent director must hold an ownership stake in the Company of at least five times the annual cash retainer. Each independent director has five years to comply from the later of the date they become covered under this policy or the date the policy was originally adopted. Until the individual is in compliance, independent directors must retain 100% of any equity grants, net of any shares withheld or sold to satisfy taxes. Stock ownership for the purpose of our stock ownership guidelines includes stock, restricted stock, OP units (as defined below) and unvested OP units held by the covered individual but excludes any RSUs (as defined below). As of March 21, 2024, each of our directors, other than Mses. Ardisana, Floyd and Reed and Mr. Armbrister had met the ownership thresholds under the stock ownership guidelines. Each of Mr. Armbrister and Ms. Floyd have until 2026 to meet these thresholds. Ms. Ardisana has until 2027 to meet these thresholds, and Ms. Reed has until 2028 to meet these thresholds.
Our executive chair and our chief executive officer, who also serve as members of our board of directors, are also subject to stock ownership guidelines, which are described in more detail as set forth below under “Executive Compensation—Compensation Discussion and Analysis—Stock Ownership Guidelines for Named Executive Officers.”

HASI Proxy Statement 2024	35

COMPENSATION OF INDEPENDENT DIRECTORS
CHANGES TO OUR DIRECTOR COMPENSATION FOR 2024
Changes to Our Director Compensation for 2024
For 2024, our board of directors did not change the cash retainers or targeted annual equity grants. Consistent with 2023, our board of directors permitted directors to make an election, on or before December 31, 2023, to receive equity in lieu of all or a portion of their cash compensation for 2024.
Compensation Committee Review
The Compensation Committee reviews and makes recommendations to our board of directors annually with respect to the compensation of our independent directors. In setting director compensation, our board of directors generally considers the compensation practices and levels for directors paid by our peer group, as well as the expected time commitment from the independent directors in such year.
Director Compensation Table for 2023

Name	Fees Paid or Earned in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Lizabeth A. Ardisana	110,000	98,601	208,601
Clarence D. Armbrister	110,000	98,601	208,601
Teresa M. Brenner	155,000	98,601	253,601
Michael T. Eckhart	110,000	98,601	208,601
Nancy C. Floyd	110,000	98,601	208,601
Charles M. O’Neil	125,000	98,601	223,601
Richard J. Osborne	135,000	98,601	233,601
Steven G. Osgood	—	190,396	190,396
Kimberly A. Reed(3)	91,667	82,171	173,838
(1)Amounts in this column represent annual retainer and committee chair fees paid to independent directors for service in 2023. Mr. Osgood elected to receive all of his fees in stock. All other independent directors elected to receive all of their fees in cash.
(2)In 2023, each of Messrs. Armbrister, Eckhart, O’Neil and Osborne and Mses. Ardisana, Brenner and Floyd were granted 4,129 long-term incentive plan (“LTIP”) units in Hannon Armstrong Sustainable Infrastructure Capital Partnership, LP, the Company's operating partnership (our “Operating Partnership”). Mr. Osgood was granted 7,973 LTIP units. The grants were valued at $23.88 per share, the closing price per share of our Common Stock on the NYSE at the date of grant. Ms. Reed was granted 3,441 LTIP units upon her appointment to our board of directors. The grants were valued at $23.88 per share, the closing price per share of our Common Stock on the NYSE at the date of grant. The grant date fair value was computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718 and the assumptions and methodologies set forth in our Form 10-K for the year ended December 31, 2023 (Note 2 and Note 11, Equity). The LTIP units granted in 2023 vest on May 15, 2024. As of December 31, 2023, each of Mses. Ardisana, Brenner and Floyd and each of Messrs. Armbrister, Eckhart, O’Neil, and Osborne held 4,129 unvested LTIP units, Ms. Reed held 3,441 unvested LTIP units and Mr. Osgood held 7,973 unvested LTIP units.
(3)Prorated based on partial year of service on our board of directors.

36	HASI Proxy Statement 2024

Proposal No. 2
Ratification of Appointment of Independent Registered Public Accounting Firm
The Audit Committee has appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Our board of directors is requesting that our stockholders ratify this appointment of Ernst & Young LLP.
Ernst & Young LLP has audited our or our predecessor’s consolidated financial statements since 1983 and has also provided certain tax and other services to us.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the Audit Committee’s appointment of Ernst & Young LLP as our independent registered public accounting firm. However, our board of directors is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. In the event that ratification of this appointment of independent registered public accounting firm is not approved at the Annual Meeting, the Audit Committee will review its future selection of our independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.
Representatives of Ernst & Young LLP are expected to attend the Annual Meeting virtually via webcast, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate inquiries from stockholders.
Independent Registered Public Accounting Firm Fees
The following table summarizes the aggregate fees (including related expenses) billed to us for professional services provided by Ernst & Young LLP for 2023 and 2022.

(in thousands)	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Audit fees(1)	$2,998	$3,427
Audit-related fees(2)	87	230
Tax fees(3)	778	366
All other fees	402	—
TOTAL(4)	$4,264	$4,023
(1)Audit fees include fees and expenses related to the annual audit of the financial statements of the Company and its subsidiaries and our internal controls over financial reporting, the review of the consolidated financial statements included in our quarterly reports on Form 10-Q and for services associated with our public offerings, including review of the registration statement and related issuances of comfort letters and consents and other services related to SEC matters.
(2)Audit-related fees include fees and expenses related to agreed-upon procedures performed on certain of our financing transactions.
(3)Tax fees include fees and expenses related to tax compliance and tax return preparation services, as well as tax planning and advisory services.
(4)The Audit Committee approved 100% of audit related fees, tax fees, and all other fees.
The Audit Committee’s charter provides that the Audit Committee shall review and pre-approve the engagement fees and the terms of all auditing and non-auditing services to be provided by the external auditors and evaluate the effect thereof on the independence of the external auditors.
The chair of the Audit Committee is authorized to pre-approve any audit or non-audit service on behalf of the Audit Committee up to an amount of $50,000, with such decisions presented to the full committee at its next meeting.

HASI Proxy Statement 2024	37

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REQUIRED VOTE
Required Vote
A majority of all of the votes cast on this proposal at the Annual Meeting at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions are not votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.

Our board of directors recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

Report of the Audit Committee
The Audit Committee has furnished the following report for the fiscal year ended December 31, 2023:
The Audit Committee is responsible for monitoring the integrity of our consolidated financial statements, our system of internal controls, our risk management, the qualifications, independence and performance of our independent registered public accounting firm and our compliance with related legal and regulatory requirements. The Audit Committee has the sole authority and responsibility to select, determine the compensation of, evaluate and, when appropriate, replace our independent registered public accounting firm. The Audit Committee operates under a written charter adopted by our board of directors.
Management is primarily responsible for our financial reporting process including the system of internal controls and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. Ernst & Young LLP, our independent registered public accounting firm, is responsible for performing an independent audit of our annual consolidated financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States and on the effectiveness of the Company’s internal controls over financial reporting based on criteria established in 2013 by the Committee of Sponsoring Organizations of the
Treadway Commission. The Audit Committee’s responsibility is to oversee and review the financial reporting process. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or accounting principles generally accepted in the United States or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by our management and our independent registered public accounting firm.
Representatives of Ernst & Young LLP attended the Audit Committee meetings on at least a quarterly basis. These meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management and Ernst & Young LLP. The Audit Committee reviewed and discussed the Company’s audited financial statements with management and Ernst & Young LLP. The Audit Committee also discussed with Ernst & Young LLP matters that independent accounting firms must discuss with audit committees under generally accepted auditing standards and standards of the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their audit.

38	HASI Proxy Statement 2024

PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
The Audit Committee also discussed with Ernst & Young LLP their independence from the Company. Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent accountant’s communication with audit committees concerning independence and represented that it is independent from us. The Audit Committee also received regular updates on the amount of fees and scope of audit, audit-related, tax and all other services provided by Ernst & Young LLP.
Based on the Audit Committee’s review and these meetings, discussions and reports, and subject to the limitations on the Audit Committee’s role and responsibilities referred to above and in its written charter, the Audit Committee recommended to our board of directors that our audited consolidated financial statements for the fiscal year ended December 31, 2023 be included in our Form 10-K filed with the SEC. The Audit Committee has also appointed Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 and is presenting this selection to our stockholders for ratification.
Audit Committee
Steven G. Osgood
Lizabeth A. Ardisana
Nancy C. Floyd
Richard J. Osborne
Kimberly A. Reed
April 15, 2024
The foregoing Report of the Audit Committee shall not be deemed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, to be (i) “soliciting material” or “filed” or (ii) incorporated by reference by any general statement into any filing made by us with the SEC, except to the extent that we specifically incorporate such report by reference.

HASI Proxy Statement 2024	39

Proposal No. 3
Stockholder Advisory (Non-binding) Vote to Approve Our Executive Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 includes a provision, which is further required by Section 14A of the Exchange Act, commonly referred to as “Say on Pay,” that entitles our stockholders to cast an advisory (non-binding) vote to approve the resolution approving the compensation of each of our named executive officers (each, a “Named Executive Officer” or “NEO”) as disclosed in this proxy statement. At the 2023 annual meeting of stockholders, our stockholders voted for a one-year interval for the advisory vote on executive compensation.
We believe that our compensation policies and practices are strongly aligned with the long-term interests of our stockholders. Stockholders are urged to read the Executive Compensation section of this proxy statement, and especially the Compensation Discussion and Analysis, which discusses our compensation philosophy and how our compensation policies and practices implement our philosophy.
As described more fully in that discussion, our compensation programs are designed to achieve the following objectives:
•aligning our management team’s interests with stockholders’ expectations, including our continued investment in solutions that reduce carbon emissions or increase resilience to climate change;
•motivating and rewarding our management team to grow our assets and earnings in a manner that is consistent with appropriate risk-taking and based on sound corporate governance practices; and
•attracting and retaining an experienced, diverse and effective management team while also maintaining an appropriate expense structure.

40	HASI Proxy Statement 2024

PROPOSAL NO. 3 STOCKHOLDER ADVISORY (NON-BINDING) VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
OVERVIEW OF 2023 PERFORMANCE AND OUR PAY FOR PERFORMANCE PHILOSOPHY
Overview of 2023 Performance and Our Pay for Performance Philosophy
One of the guiding principles underlying the Compensation Committee’s executive compensation philosophy is that compensation should encourage and reward strong financial and operational performance. Our executive compensation philosophy is also implicitly linked to Sustainability and Impact performance, as our financial performance is driven in large part from investments that address climate change – either through quantified projected reductions in carbon emissions or other environmental benefits. In furtherance of this philosophy, the Compensation Committee structured the 2023 annual incentive plan with quantitative and qualitative performance goals based upon the Company’s strategic goals. The quantitative goals were intended to focus our NEOs on the key financial metrics that impact the Company’s results and stockholder value, including Distributable Earnings (as defined below) and Distributable Return on Equity (“ROE”). The qualitative goals included an evaluation of overall performance of each NEO. Set forth below is a graphical illustration of our GAAP Earnings per share (“EPS”), GAAP-based ROE, Distributable EPS and Distributable ROE.

GAAP and Distributable EPS(1)(2)
GAAP-based and Distributable ROE(2)(3)

(1)Distributable EPS is not a financial measure calculated in accordance with GAAP. A reconciliation of 2023 Distributable Earnings to GAAP net income is located on page 58 of our Form 10-K for the year ended December 31, 2023. A reconciliation of 2022 Distributable Earnings to GAAP net income is located on page 60 of our Form 10-K for the year ended December 31, 2022. We refer to this metric as “Distributable Earnings.” In accordance with our investment policy, we will only invest in assets that are negative on incremental carbon emissions or have some other tangible environmental benefit such as reducing water consumption. As a result, our Distributable Earnings and other performance metrics that are based on Distributable Earnings are linked to the positive contributions we make to the environment. We believe that Distributable Earnings has been a meaningful indicator of our economic performance and is useful to our investors as well as management in evaluating our performance as it relates to expected dividend payments over time. Additionally, we believe that our investors also use Distributable Earnings, or a comparable supplemental performance measure, to evaluate and compare our performance to that of our peers, and as such, we believe that the Distributable Earnings metric is useful to our investors.
(2)The increase in GAAP EPS and GAAP-based ROE in 2023 primarily due to allocations of income in the current period related to tax credits allocated to other investors in a grid-connected utility-scale solar project.
(3)Distributable ROE is not a financial measure calculated in accordance with GAAP. It is calculated as annual Distributable Earnings as described above divided by the average of our GAAP stockholders’ equity as of the last day of the four quarters during the year. GAAP stockholders’ equity as of December 31, 2023, is located on page 80 of our Form 10-K for the year ended December 31, 2023. GAAP stockholders’ equity as of March 31, June 30, and September 30, 2022 are located on page 1 of the respective quarter’s Form 10-Q. We refer to this metric as “Distributable ROE.”

HASI Proxy Statement 2024	41

PROPOSAL NO. 3 STOCKHOLDER ADVISORY (NON-BINDING) VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
ADVISORY RESOLUTION
In addition, during 2023, we achieved the following milestones that we believe position us for future success:
•Delivered $2.23 Distributable EPS on a fully diluted basis in 2023, compared to $2.08 Distributable EPS in 2022, representing 7% year-on-year growth. GAAP EPS on a fully diluted basis in 2023 was $1.42, and in 2022 was $0.47.
•Grew our portfolio 44% in 2023 to $6.2 billion and managed assets 26% to $12.3 billion as of the end of 2023.
•Reported GAAP-based Net Investment Income (“NII”) of $58 million in 2023, compared to $45 million in 2022.
•Increased Distributable NII1 in 2023 by 21% year-on-year to $217 million, compared to $180 million in 2022.
•Closed $2.3 billion of investments in 2023, compared to $1.8 billion in 2022.
•Reported pipeline of greater than $5 billion as of the end of 2023, compared to greater than $4.5 billion as of the end of 2022.
•Raised $1.9 billion of capital across diversified funding sources in 2023 and maintained ample liquidity in a volatile market environment.
•Increased dividend to $0.415 per share for the first quarter of 2024, representing a 5% increase over the dividend declared in the fourth quarter of 2023.
•Reported to investors that HASI is 100% aligned with EU Taxonomy and believes that holding our shares is in compliance with SFDR Articles 6, 8, and 9.
•Estimated more than 760,000 metric tons of carbon emissions will be avoided annually by our transactions closed in 2022, equating to a CarbonCount® score of 0.33 metric tons per $1,000 invested.
Higher recurring GAAP-based and Distributable NII due to significant origination volumes, including growth in FTN market, and continued strength in gain-on-sale and other fee income contributed to another successful year. The Company demonstrated resiliency by further diversifying funding sources, portfolio of investments with improving asset yields and maintaining liquidity in a challenging market environment. As a result, Distributable EPS and Distributable ROE exceeded our predetermined target, which entitled the NEOs to receive 159% of their target corporate performance bonus amounts, which was 90% of NEO incentive compensation. It was also determined, based on Compensation Committee evaluation after input from the CEO, that the NEOs had performed at or above expected levels on their individual performance measures, which comprised the remaining 10% of such NEO incentive compensation. The calculated corporate performance combined with individual performance resulted in the NEOs receiving an average of 153% of their target incentive compensation, a decrease from approximately 190% from 2022.
Overall, we believe these 2023 results provide us a solid foundation to achieve longer-term future success. Our compensation decisions for 2023 have considered the challenges faced and results achieved by our management team in 2023. Our 2023 results would not have been achieved without the leadership and efforts of the NEOs, and the results had a direct impact on the compensation decisions. When it made its decisions about compensation to be paid in 2024 for 2023 performance, the Compensation Committee recognized the 2023 results and achievements noted above, the performance of the Company and the NEOs, the performance of the Company as compared to other companies in our peer group and the contributions and accomplishments of our NEOs to our continuing profitability. See “Executive Compensation—Compensation, Discussion and Analysis” for additional details related to our compensation policies and practices and the achievement of our performance goals.
Advisory Resolution
We are requesting your non-binding vote on the following resolution:
“RESOLVED, that our stockholders approve, on an advisory basis, the compensation of the Named Executive Officers as described in the proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and narrative disclosures.”
Because your vote is advisory, it will not be binding upon us or our board of directors. However, the Compensation Committee, which is responsible for designing and administering our executive compensation programs, values your opinion and will take into account the outcome of the vote when considering future executive compensation arrangements.
1     See Item 7 to our Form 10-K, filed on February 16, 2024 with the SEC, for an explanation of Distributable NII, including reconciliations to the relevant GAAP measures, where applicable.

42	HASI Proxy Statement 2024

PROPOSAL NO. 3 STOCKHOLDER ADVISORY (NON-BINDING) VOTE TO APPROVE OUR EXECUTIVE COMPENSATION
REQUIRED VOTE
Required Vote
If a quorum is present, the affirmative vote of a majority of all the votes cast on this proposal at the Annual Meeting is required to approve, on an advisory basis, the resolution approving the compensation of our Named Executive Officers. Abstentions and broker non-votes are not votes cast and will have no effect on the result of the vote.

Our board of directors recommends a vote FOR approval of the non-binding advisory resolution approving the compensation of our Named Executive Officers as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosures in this proxy statement.

HASI Proxy Statement 2024	43

Information Regarding Our Named Executive Officers
Our Named Executive Officers and their ages as of March 21, 2024 are as follows:

Name	Age
Jeffrey W. Eckel	65
Jeffrey A. Lipson	56
Marc T. Pangburn	38
Susan D. Nickey	63
Nathaniel J. Rose	46
Richard R. Santoroski	59
Biographical information with respect to Messrs. Eckel and Lipson is set forth above under “Election of Directors—Information Regarding the Nominees for Election as Directors.”
Marc T. Pangburn, 38, has served as an executive vice president and our chief financial officer since 2023, and prior to that served as a co-chief investment officer from 2021 to 2023. Mr. Pangburn joined the Company in 2013 and previously served as a managing director until 2021. Prior to joining the Company, Mr. Pangburn worked at MP2 Capital, a solar development and financing company, where he was responsible for structuring the firm’s transactions, and worked in the private capital group at New York Life Investments, focusing on utilities, energy and infrastructure debt and equity investments. Mr. Pangburn is a member of the President’s Council at Ceres, a non-profit sustainability advocacy organization. Mr. Pangburn received his Bachelor of Arts degree in economics from Drew University.
Susan D. Nickey, 63, has served as an executive vice president and our chief client officer since 2021. Ms. Nickey previously served as a managing director from 2014 to 2021. Ms. Nickey is responsible for leading business development and managing client relationships. Ms. Nickey currently serves as chair on the board of directors of the American Clean Power Association. Previously, she founded and served as CEO of Threshold Power. Ms. Nickey received a Bachelor of Business Administration from the University of Notre Dame and a Master of Science in Foreign Service from Georgetown University.
Nathaniel J. Rose, CFA, 46, has served as executive vice president since 2015 and as a chief investment officer beginning in 2017 and also from 2013 to 2015. Previously, Mr. Rose served as our chief operating officer from 2015 to 2017 and has been with the Company and its predecessor since 2000. Mr. Rose has been involved with a vast majority of our transactions since 2000. Mr. Rose received a joint Bachelor of Science and Bachelor of Arts degree from the University of Richmond in 2000 and a Master of Business Administration degree from the Darden School of Business Administration at the University of Virginia in 2009. Mr. Rose is a CFA charter holder and has passed the CPA examination. He holds Series 63 and 79 securities licenses.
Richard R. Santoroski, 59, has served as executive vice president and a head of portfolio management since October 2021, previously serving as chief analytics officer since January 2021 after joining the Company in 2020 as a managing director. Mr. Santoroski is responsible for integrating analytics across portfolio, investment, and risk-related decisions. Previously, Mr. Santoroski served as co-founder and managing partner of Wye Holdings from 2017 to 2020. From 2012 to 2016, he served as co-founder and managing director of American Capital Energy and Infrastructure (ACEI), an emerging markets investor in power generation projects across Africa, Asia, Latin America, and the Middle East. Prior to ACEI, Mr. Santoroski served as executive vice president, chief risk officer, and head of corporate mergers, acquisitions & development of The AES Corporation. Prior to joining AES, he worked for several years at New York State Electric and Gas as an engineer and energy trader. Mr. Santoroski received a Bachelor of Science degree in electrical engineering from Pennsylvania State University as well as a Master of Science degree in electrical engineering and a Master of Business Administration degree from Syracuse University.

44	HASI Proxy Statement 2024

Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) describes the executive compensation program that was in place for 2023 for our NEOs, which include our “chief executive officer” or “CEO,” our “CFO,” and our next three most highly compensated executive officers. Until March 1, 2023, our CEO was Jeffrey W. Eckel, and our CFO was Jeffrey A. Lipson. As of March 1, 2023, Mr. Eckel transitioned to the role of executive chair, Mr. Lipson became our CEO and president and Marc T. Pangburn became our CFO. The information contained in this CD&A relating to the 2023 fiscal year reflects the changes in compensation relating to their new roles as of March 1, 2023.
This CD&A explains the overall objectives, elements and policies underlying our NEO compensation program for
2023. In general, our 2023 compensation consisted of a base salary, an annual bonus paid in cash and stock awards that were granted based on our 2023 performance and the 2023 long-term equity incentive program. We also provide some forward-looking detail about our current NEOs’ 2024 base salaries that were adjusted to be effective March 2024 and annual bonus opportunities to be paid (if earned) in cash and/or stock based on our 2024 performance. This discussion contains forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs.
Executive Summary
We are a climate positive investment firm that actively partners with clients to deploy real assets that facilitate the energy transition. With more than $12 billion in managed assets, our vision is that every investment improves our climate future. We believe that we are one of the first U.S. public companies solely dedicated to climate solution investments.
We are internally managed by a management team that has extensive relevant industry knowledge and experience, and a team of over 130 climate finance professionals. We have long-standing relationships with some of the leading clean energy project developers, owners and operators, utilities, and energy service companies, that provide recurring, programmatic investment and fee-generating opportunities. Our programmatic client partnership approach, flexible capital and aligned goals enable repeat business and operational efficiencies. Through our specialized platform, we offer stockholders access to attractive risk-adjusted returns from direct asset investing in diverse energy transition end markets.
With scientific consensus that global-warming trends are linked to human activities and result in various extreme weather events, we believe our firm is well-positioned to generate attractive risk-adjusted returns by investing in, and managing a portfolio of, real assets that mitigate greenhouse gas emissions. Further, with increasing weather-related disasters, we see similar investment opportunities in infrastructure assets that increase the resiliency to these weather events and other adverse impacts of climate change.
Our vision is that every investment improves our climate future and our purpose is to make climate positive investments that produce superior risk-adjusted returns. Sustainability is at the core of our business model and influences every investment decision. which is why we require all HASI investments to be neutral to negative on incremental carbon emissions or have some other tangible environmental benefit such as reducing water consumption or increasing resilience to extreme events.
We believe that a significant part of our competitive advantage is our management team’s experience and industry expertise. We believe that our long history of climate solutions investing, the experience, expertise and relationships of our management team, the anticipated credit strength of the obligors or investees involved in our investments and the size and growth potential of our market, position us well to capitalize on our strategy.

HASI Proxy Statement 2024	45

EXECUTIVE COMPENSATION
EXECUTIVE SUMMARY
Executive Compensation Program Objectives
The Compensation Committee of our board of directors is responsible for establishing and administering our policies that relate to the compensation of our NEOs. We are committed to providing an executive compensation program that encourages and rewards strong financial and operational performance and supports the following goals and philosophies:
•aligning our leadership team’s interests with those of our stockholders, including our continued investment in solutions that reduce carbon emissions and increase resilience to climate change;
•motivating and rewarding our leadership team for executing our operational plans with a focus on sustainable long-term growth in a manner that is consistent with appropriate risk-taking based on sound corporate governance practices; and
•attracting and retaining an experienced and effective leadership team while also maintaining an appropriate expense structure.
Structure of Our Executive Compensation Program
As discussed in more detail in this CD&A, our executive compensation program is comprised of the following primary compensation elements:
•base salary, which is an element of compensation set at levels that are commensurate with our NEOs’ positions and that provides fixed pay to attract and retain our NEOs, taking into account our budgeted operating expenses;
•incentive compensation (annual bonus) that is payable after the performance period has been completed in cash or in equity that vests over time; and
•long-term equity incentive program comprised of awards subject to both time-based and performance-based vesting that are designed to meet both our long-term growth and retention objectives.
Pay Mix
In determining the mix of compensation among these elements, attention is given to the elements and the mix of pay as well as ensuring that employees’ awards align with stockholders’ value. As illustrated below, the Compensation Committee continued to structure executive compensation in 2023 so that a significant portion of the target total direct compensation (TDC) of our CEO and the other NEOs was “at-risk” performance-based compensation, with the actual value realized subject to the achievement of short-term or long-term corporate and financial performance goals. For 2023, approximately 55% of Mr. Lipson’s target TDC, and an average of 55% of our other NEO’s target TDC, was structured as “at-risk” performance-based compensation, as illustrated below:

CEO FY 2023 Target TDC Mix
Average Non-CEO FY 2023 Target TDC Mix

46	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
OUR PAY FOR PERFORMANCE ALIGNMENT
For 2023, over 80% of our targeted executive compensation was variable or equity-based (as opposed to a fixed cash amount) as shown below:

	Percentage of 2023 Targeted Compensation
Compensation Element	Type of Compensation	Mr. Eckel	Mr. Lipson	Other Named Executive Officers
Annual base salary	Fixed	9%	12%	17% to 21%
Annual cash or equity incentive	Variable / Equity-based	21%	21%	26% to 29%
Long-term equity incentive program	Variable / Equity-based	70%	67%	51% to 57%
The Compensation Committee believes having a significant portion of variable or equity-based compensation achieves our goals of encouraging high performance, promoting accountability, retaining skilled and diverse leadership and motivating our executives to achieve our business objectives and aligning their interests with those of our stockholders.
Our Pay for Performance Alignment
The Committee reviews realizable pay versus TSR annually relative to the Company’s peer group as an effective way to evaluate the pay and performance relationship. The following graph provides a historical view of realizable pay-for-performance alignment for HASI's CEO against the Company's July 2023 peer group for the period of 2020 - 2022. Findings from our analysis indicate strong alignment between HASI's CEO realizable pay and TSR rankings, reflecting competitive total pay levels, rigorous performance standards, and performance measures that are aligned with the key drivers of shareholder value. HASI's relative TSR performance is at the 24th percentile and CEO realizable pay2 is at the 44th percentile of the peer group.
Three-Year CEO TDC Realizable Percent Rank
A significant portion of our NEOs' compensation is tied to company performance over three-year performance cycles. The long-term equity incentives granted are only eligible to be earned if the Company achieves rigorous relative TSR and absolute TSR goals over the three-year performance period. The details of our long-term incentive programs are further detailed below. The earned value of all long-term incentive equity awards will depend on the portion, if any, earned and the Company's share price. Based on estimates as of 12/31/2023, all outstanding PSU awards are currently tracking below threshold to result in a 0% payout. The graph below illustrates the target compensation and realizable pay of our former CEO, Mr. Eckel, for 2021 and 2022 and for our current CEO, Mr. Lipson, for 2023.
CEO Compensation: Target vs. Realizable Value

$6.4m
$2.3m
$1.9m
$1.4m
$0.8m
$4.4m
$1.0m
$2.6m
$0.8m
$6.6m
$2.4m
$2.0m
$1.4m
$0.8m
$4.7m
$1.2m
$2.7m
$0.8m
$7.6m
$3.0m
$2.4m
$1.4m
$0.8m
$5.0m
$2.1m
$2.1m
$0.8m
Target Value
Realizable Value
2021 (Mr. Eckel)
2022 (Mr. Eckel)
2023 (Mr. Lipson)
Base Salary
Annual Incentive
Time-Based LTIP Units
Performance-Based LTIP Units

2    Total realizable pay for HASI’s CEO and the peer group CEOs is defined as the sum of the following components: actual base salary, actual short-term incentive payouts, and long-term incentive awards granted over the preceding three-year period comprised of time-based restricted shares/units and in-the-money stock options valued using closing share prices at the end of the period and performance-based awards valued assuming either actual performance or estimated performance-to-date and closing share prices at the end of the period.

HASI Proxy Statement 2024	47

EXECUTIVE COMPENSATION
OUR EXECUTIVE COMPENSATION PROGRAM BEST PRACTICES
The following chart compares the target compensation values and realizable value for the compensation awarded during the three-year period from 2021 to 2023. Compensation for our former CEO, Mr. Eckel, is included for 2021 and 2022, and compensation for our current CEO, Mr. Lipson, is included for 2023. The CEO's realizable compensation for the three-year period of $14.1M is 32% below the $20.7M target compensation for the same period. During this same three-year period, HASI's annualized TSR was -21%. This demonstrates close alignment between actual pay and performance versus expectations as reflected in the aggregate realizable pay values for the last three years.
A comparison of the realizable value of long-term equity incentive awards as of December 31, 2023, against the target compensation values indicates how compensation outcomes may be impacted by our performance. Such a comparison also shows the degree of alignment between our stock performance and the level of compensation provided to executives.
CEO 3-Year Aggregate Compensation: Target vs. Realizable Value
Our Executive Compensation Program Best Practices
Our executive compensation program incorporates our board of directors’ strong commitment to good governance:

WHAT WE DO:	WHAT WE DO NOT DO:

Structure compensation with a target that is predominantly variable based on company and stock performance	Provide Section 280G gross-up payments

Align short-term and long-term executive incentive plan targets with business goals and stockholder interests	Reward executives for taking excessive, inappropriate, or unnecessary risks

Retain an independent compensation consultant to advise our Compensation Committee	Utilize an equity incentive plan that allows repricing of stock options without prior stockholder approval

Maintain a comprehensive “clawback” policy that applies to our NEOs	Provide multi-year guaranteed salary increases or non-performance-based bonus arrangements

Use multi-year performance metrics that compare our performance to external benchmarks	Rely exclusively on any single metric such as total stockholder return as our only performance metric

Maintain a best-practices insider trading policy	Provide incentive awards for below-threshold performance

Review and consider total compensation for each NEO against a peer group (as defined below)	Provide excessive executive perquisites

Maintain a best-practices stock ownership guidelines for NEOs and Directors	Utilize an equity incentive plan that provides for equity awards subject to a minimum vesting period of less than one year

Re-evaluate and update the composition of our peer group periodically, particularly in light of our significant growth and recent change in business structure	Permit hedging, and pledging and margin accounts related to our Common Stock

Provide minimum thresholds for vesting of performance-based equity awards	Incorporate single trigger vesting for cash compensation under our NEO employment agreements

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EXECUTIVE COMPENSATION
STOCK OWNERSHIP GUIDELINES FOR NAMED EXECUTIVE OFFICERS
Stock Ownership Guidelines for Named Executive Officers
Under our stock ownership guidelines, each NEO must hold an ownership stake in the Company that is significant in comparison to their base salary. The aggregate value of stock ownership required to be retained is:
•Executive Chair: six times base salary;
•Chief Executive Officer and President: six times base salary; and
•all other NEOs: three times base salary.
Each NEO has five years to comply from the later of the date they become covered under this policy or the date the policy was originally adopted. Until the individual is in compliance, NEOs must retain 50% of any equity grants, net of any shares withheld or sold to satisfy taxes. Stock ownership for the purpose of these guidelines includes shares of Common Stock, restricted stock, OP units (includes LTIP units) and unvested OP units (includes LTIP units) held by the covered individual but excludes RSUs.
Process for Setting Executive Compensation
The Compensation Committee has primary responsibility for setting and approving the compensation of our chief executive officer and, upon the recommendation of our chief executive officer, reviewing and approving compensation for our other NEOs in a manner that is effective and consistent with our overall executive compensation strategy. As part of that responsibility, the Compensation Committee reviews the performance of each of our NEOs on an individual basis. As part of its process for reviewing the performance of our NEOs for 2023, the Compensation Committee considered the recommendations of Mr. Lipson related to the compensation of our NEOs.
The Compensation Committee typically reviews compensation levels for our NEOs near the beginning of each calendar year when determining base salaries and budgeted amounts for total compensation for the new fiscal year, and then meets again following the end of such fiscal year to review the Company’s and the NEOs’ actual performance, at which time it makes determinations with respect to adjustments to base salary, annual bonuses and our long-term equity incentive program. The Compensation Committee also meets periodically during the fiscal year to review the Company’s performance and other compensation matters, such as quarterly bonus accruals. As part of its annual review of the compensation paid to our NEOs, the Compensation Committee typically considers a number of factors in determining or structuring compensation, including the nature of the executive’s job and the responsibilities related thereto, the executive’s job performance compared to goals and objectives established for the Company and the executive at the beginning of the year, the experience level of the executive in his or her current position, the compensation levels of competitive jobs within our peer group (as defined below), our financial performance and financial condition, the execution of our investment and financing strategy, the impact of compensation determinations on our budgeted operating expense ratios and certain other quantitative and qualitative factors. These factors described above may vary from year to year in importance to, and usage by, the Compensation Committee, depending upon market conditions, corporate priorities and individual circumstances.
The Compensation Committee works jointly with management and the compensation consultant to design and implement a compensation plan that combines the elements of current cash compensation in the form of a base salary, an annual bonus (payable in cash and/or equity) and long-term equity incentive compensation in one plan, which we refer to as the executive compensation program, the components of which are described below. The Compensation Committee and our board of directors approved the program on an annual basis for the purpose of (i) attracting and retaining top performing employees, (ii) motivating employees by tying compensation directly to our financial performance, and (iii) rewarding exceptional individual performance that supports our overall objectives. The Compensation Committee believes that by utilizing both cash and equity incentive awards, the executive compensation program allows us to more closely match the incentives of our NEOs with both the long and short-term goals of the business while also improving our ability to monitor the results of our compensation program.
The Compensation Committee has the authority to consult and retain internal and external advisors as needed. In determining the compensation of our NEOs and our board of directors, the Compensation Committee has elected to utilize a variety of resources, including, from time to time, reports, information and advice provided by leading national and regional firms specializing in providing compensation consulting services to public companies. Since 2018, the Compensation Committee has engaged Pay Governance, a compensation consulting firm, to report

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EXECUTIVE COMPENSATION
PROCESS FOR SETTING EXECUTIVE COMPENSATION
to the Compensation Committee regarding the setting of certain annual bonus targets for our NEOs. Starting in 2019, the Compensation Committee has engaged Pay Governance to provide advice regarding the executive compensation program for our senior management team and board of directors, including analysis and recommendations regarding (1) base salaries, annual bonuses, including the mix of cash and equity, and long-term incentive compensation for our executive management team, (2) the director compensation program for independent members of our board of directors, and (3) other matters as requested by the Compensation Committee.
Executive Compensation Program Peer Group Criteria and Composition
As part of the annual review of compensation payable to each of our NEOs, the Compensation Committee typically considers the compensation practices and levels at other companies that it deems generally comparable in structure and strategy. We sometimes refer to this group as our “peer group” for purposes of determining compensation.
For 2023, this consideration was based on an October 2022 Pay Governance benchmark report which compared the Company’s executive compensation against the 15 companies included in a July 2022 Pay Governance peer group report. The July 2022 peer group report of 15 companies included internally managed mortgage REITs, specialty-finance companies and renewable/sustainable energy companies, with median market capitalization of approximately $2.7 billion as compared to our market capitalization at the same time of approximately $3.3 billion.
In preparation for our board of directors’ potential approval of the revocation of our REIT status effective January 1, 2024, and to assist the Compensation Committee in its selection of a peer group against which to compare existing and proposed executive compensation levels for 2024, in July 2023, Pay Governance used several quantitative and qualitative criteria, including the primary selection and refinement criteria listed below, to review existing and potential peer group companies in support of the Compensation Committee’s desire to rebalance the peer set to de-emphasize the number of REITs in the group while also making refinements to better reflect the diverse nature of the Company’s business. The Compensation Committee also expressed a desire to increase the overall size of the peer group in order for it to be (i) a sufficiently large sample size to ensure robust findings and accommodate changes in composition over time due to M&A activity and changes in size, (ii) of a composition which better reflected the unique nature of the Company’s business, and (iii) relevant in terms of the Company’s implied market capitalization, which has historically been the primary scoping criteria used by the Company for its peer group. In contrast to revenue, market capitalization is the most relevant indicator of size and how investors view our Company relative to competitors, followed by total managed assets in relevance. Revenue does not accurately reflect the complexity and scope of our business operations within our industry and for other companies in adjacent industries with similar business models. It also does not capture the profits earned from our equity method investments that are not included in our stated total revenue per GAAP reporting requirements.3 Accordingly, the Compensation Committee removed four REITs from the peer group utilized by the Compensation Committee in setting 2023 compensation and added seven new companies that included asset managers, renewables equipment suppliers, and energy services/efficiency companies, which met the applicable criteria and would position the Company towards the median for market cap. As a result, the executive compensation set by the Compensation Committee for 2024 was based on an updated peer group of 18 companies that included asset managers, renewables equipment suppliers, energy services and efficiency companies and internally managed mortgage REITs, with median market capitalization of $3.0 billion, as compared to our market capitalization at the same time of approximately $2.6 billion.
3    For example, for the year ending December 31, 2023, the Company’s total revenue was $319,871,000, which did not include income from our equity method investments of $140,974,000.

50	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
PROCESS FOR SETTING EXECUTIVE COMPENSATION

July 2022 Peer Group

Arbor Realty Trust, Inc.

First Solar, Inc.

Hercules Capital, Inc.

Iron Mountain, Inc.*

Ladder Capital Corp.

Main Street Capital Corporation

New York Mortgage Trust, Inc.*

Plug Power Inc.

Redwood Trust, Inc.*

Safehold, Inc.

SunPower Corporation

Sunrun Inc.

TPI Composites, Inc.

Uniti Group Inc.*

Walker & Dunlop, Inc.

Primary Selection Criteria

Implied market capitalization generally similar to that of HASI

Total assets under management generally similar to that of HASI

Revenue generally similar to that of HASI

Companies that help to position HASI closer to median on key size metrics

U.S. publicly-traded companies

Business focus area

Secondary Selection Criteria

Reverse peers

Peers of current and suggested peers

Companies that our investors consider as peers

July 2023 Peer Group

Arbor Realty Trust, Inc.

Affiliated Managers Group, Inc.+

Ameresco, Inc.+

Array Technologies, Inc.+

Artisan Partners Asset Management Inc.+

Enphase Energy, Inc.+

First Solar, Inc.

Hercules Capital, Inc.

Ladder Capital Corp

Main Street Capital Corporation

Plug Power Inc.

Safehold Inc.

Shoals Technologies Group, Inc.+

Sunrun Inc.

Sunnova Energy International Inc.+

SunPower Corporation

TPI Composites, Inc.

Walker & Dunlop, Inc.

*    Indicates that company was removed from peer group in July 2023
+    Indicates that company was added to peer group in July 2023
In reviewing the analysis provided by Pay Governance regarding the 2023 Peer Group, the Compensation Committee noted that HASI was slightly below the median of the peer group for the market capitalization criterion (42%) and was significantly above the median of the peer group for the total managed assets criterion (89%). The Compensation Committee believed that this represented a reasonable and appropriate balance among the key quantitative criteria, particularly given its view that market capitalization and total assets managed have the highest relevance in selecting peer companies for purposes of comparing compensation and the lack of peers available that meet all criteria as a result of the Company’s relatively unique position in the market. Although considered as part of our overall screening criteria, focusing solely on revenue would result in a group of peers that neither compete with us for executive talent nor are relevant to our investors.
None of the companies in our peer group were selected by virtue of revenue size alone.
We do not have a policy of targeting compensation for our NEOs to any specific level within the range of total compensation paid by our peer group (i.e., median, upper or lower); rather, we have attempted to structure our executive compensation program and to compensate our NEOs in a manner that is both adequately competitive to retain their services and rewards their performance, hard work and dedication, but is also consistent with our needs to maintain an appropriate expense structure.

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EXECUTIVE COMPENSATION
PROCESS FOR SETTING EXECUTIVE COMPENSATION
Qualitative Factors
In any given year, and for any particular NEO, the Compensation Committee may consider a range of subjective or qualitative factors in setting the NEO’s compensation, including:
•our CEO’s recommendations and his assessment of the executive’s performance;
•the role the executive plays and the importance of such individual to the Company’s business strategy and objectives;
•differences in each executive’s tenure and experience;
•the responsibilities and particular nature of the functions performed or managed by the executive;
•ensuring our retention and motivation objectives; and
•the likely cost and difficulty that would be encountered in recruiting a replacement.
The Compensation Committee’s consideration of any particular factor may range from inapplicable to significant, depending upon the individual and period under consideration. The Compensation Committee does not assign relative weights or rankings to such factors. Rather, the Compensation Committee relies upon its members’ knowledge and judgment in assessing the various qualitative and quantitative inputs it receives as to each individual and makes compensation decisions accordingly.
In determining fiscal 2023 executive compensation, and in addition to the assessment of market and other specific factors described in the below discussion of the individual elements of compensation, the Compensation Committee broadly considered these qualitative factors in making its compensation decisions for each NEO. Given their tenure, track record and experience, the Committee considered each of the NEOs to be highly sought-after executives and thus potential candidates for recruitment by other companies.
Scope of Authority of the Compensation Committee
The Compensation Committee has overall responsibility for approving, evaluating and, in some cases, recommending to our board of directors, on an annual basis, director and officer compensation plans, policies and programs of the Company including determining salaries, annual cash bonuses, equity awards, change in control and termination arrangements and director fees. Pursuant to its charter, the Compensation Committee has the sole authority to retain, terminate and pay any compensation consultant to be used to assist in the evaluation of director and senior executive compensation, as well as the authority to retain special legal, accounting or other consultants to advise the Compensation Committee and may form subcommittees and delegate its authority to such subcommittees. No subcommittees were formed by the Compensation Committee in 2023.

52	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION PROGRAM COMPONENTS
Executive Compensation Program Components
The following provides an overview of our approach to each primary element of our NEO compensation program and an analysis of the compensation paid under each of these elements.
Equity incentives have been granted under the 2013 Hannon Armstrong Sustainable Infrastructure Capital, Inc. Equity Incentive Plan, as previously amended (the “2013 Plan”), and the 2022 Plan.

Compensation Element	Objective	Key Features

Base Salary (Cash)	•Provides a fixed element of compensation commensurate with each NEO’s position and responsibility.	•Adjustments are generally considered annually based on individual performance, level of pay relative to the market and our peer group, internal pay equity, and retention.

Annual Incentive Compensation (Cash and Equity)
•Provides an annual incentive or bonus based upon our overall corporate and individual performance as well as objective and subjective performance criteria that are aligned with the strategic direction of the Company.

•Compensation Committee approves the overall corporate and individual performance measures as well as objective and subjective performance criteria on an annual basis.
•Compensation Committee determines allocation between cash and equity on an annual basis, as well as the vesting criteria of the annual equity awards.

Long-term Incentive Program (Equity)
•Provides equity-based incentives that contain multi-year vesting and/or performance criteria in order to further our retention objectives and align the interests of our NEOs with those of our stockholders over a longer time period.
•Compensation Committee determines allocation between time-based and performance-based awards. •Compensation Committee determines the performance targets and vesting criteria.

Health, Welfare, and Other Benefits	•Offers all eligible employees a competitive benefits package, which includes health and welfare benefits such as 401(k), medical, dental, disability insurance, and life insurance benefits.	•The plans under which these benefits are offered do not discriminate in scope, terms or operation in favor of officers and are available to all eligible employees.

Perquisites and Other Benefits
•Other than life insurance and disability benefits provided to Mr. Eckel as described below and, beginning in 2023, Mr. Lipson, we do not provide any perquisites and do not intend to provide perquisites exceeding $15,000 in the aggregate to our NEOs because we believe that we can provide better incentives for desired performance with compensation in the forms described above.
•N/A

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION PROGRAM COMPONENTS
Base Salary
Base salary, which represents the fixed element of our executive compensation program, provides for basic economic security at a level that allows us to retain the executive’s services. The Compensation Committee generally establishes annual base salaries for our NEOs commensurate with the level of experience that the executive brings to the position, the nature of the responsibilities required of the executive, such as whether the executive is performing in multiple roles, how successful the executive is in achieving goals established by the Compensation Committee and the executive’s contributions to the Company, but does not assign any specific weights to these factors. As discussed in other parts of this CD&A, the Compensation Committee also considers the size of the Company and our budgeted operating expenses in setting annual base salaries. Base salaries are reviewed and may be adjusted to better match competitive market levels, to ensure executive retention or to recognize an executive’s professional growth and development, increased responsibility or other discretionary factors. The table below reflects the annual salary of our NEOs with increases effective in April of each of the years:

Name	2022 Annual Salary ($)	2023 Annual Salary ($)	2024 Annual Salary ($)
Jeffrey W. Eckel (Executive Chair effective 03/01/23)	825,000	412,500	412,500
Jeffrey A. Lipson (Chief Executive Officer effective 03/01/23)	525,000	775,000	775,000
Marc T. Pangburn (Chief Financial Officer effective 03/01/23)	400,000	425,000	450,000
Susan D. Nickey	400,000	420,000	440,000
Nathaniel J. Rose	415,000	420,000	420,000
Richard R. Santoroski	400,000	420,000	420,000
The determination to increase base salaries in 2023 for certain of our NEOs was driven by the performance of our NEOs and our desire to establish a base salary that is competitive in the market. As of March 1, 2023, Mr. Eckel transitioned to the role of executive chair, Mr. Lipson became our chief executive officer and president and Mr. Pangburn became our CFO. 2023 salaries for Messrs. Eckel, Lipson and Pangburn reflect their new roles. In 2024, the employment agreements of Messrs. Eckel and Santoroski were amended; however, the amendments did not impact their base salaries.
Annual Incentive Compensation or Bonuses
Annual incentive compensation, in the form of cash incentive compensation and equity incentive awards subject to time-based vesting conditions, is available to each of the NEOs under our executive compensation program, with the Compensation Committee determining the allocation between cash and equity. Incentive compensation serves as a means of linking annual compensation both to our overall performance and to objective and subjective performance criteria that are aligned with the Company’s strategic direction.
We provided our NEOs with the opportunity to earn annual incentive compensation for achieving corporate financial and non-financial goals for performance in 2023. These bonus awards, which provide for no minimum award or guaranteed payment, are comprised of two parts: a quantitative component and a qualitative component.
The following chart summarizes the target bonus percentage and actual awarded bonus percentages for 2023 calculated as a percentage of the base salary at the end of the respective year.

Name	2023 Target Bonus (%)	2023 Actual Bonus (%)
Jeffrey W. Eckel	237	363
Jeffrey A. Lipson	175	268
Marc T. Pangburn	150	230
Susan D. Nickey	140	214
Nathaniel J. Rose	150	230
Richard R. Santoroski	130	199
The target bonus percentage for 2024 for each of our NEOs is unchanged from 2023.

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EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION PROGRAM COMPONENTS
2023 Bonus Awards Awarded in 2024
For 2023, our NEO incentive compensation was weighted such that 90% was based on quantitative corporate performance measures and 10% was based on an evaluation of individual performance. The following table sets forth the quantitative corporate performance measure hurdles and corresponding incentive compensation payouts for each of the NEOs under the quantitative component of the incentive plan:

Corporate Performance Objectives	Weighting	Quantitative Company Performance Hurdle(1)	Payout as a % of Target Upon Achievement of Hurdle(1)	Actual Performance
2023 Distributable Earnings / share	75%	$2.08 - $2.18	50%
		$2.18	100%	$2.23
		$2.18 - $2.29	200%
2023 Distributable ROE	25%	9.5% – 10.0%	50%
		10.0%	100%	11.8%
		10.0% – 10.75%	200%
(1)Actual results were interpolated between these values.
The calculated achievement of corporate goals was 159%, which, when combined with qualitative measures, resulted in our NEOs receiving an average of 153% of their targeted bonus. In accordance with the 2023 Bonus
Awards, our NEOs received the following amounts of total incentive compensation for 2023 that was paid or granted in 2024:

Name	Total Incentive Compensation Earned in 2023 ($)	% of Incentive Compensation Paid in Cash	% of Incentive Compensation Paid in LTIP Units or Restricted Stock
Jeffrey W. Eckel	1,496,744	100	—
Jeffrey A. Lipson	2,076,419	100	—
Marc T. Pangburn	976,013	100	—
Susan D. Nickey	900,228	100	—
Nathaniel J. Rose	964,530	100	—
Richard R. Santoroski	835,926	100	—
Long-Term Incentive Program Granted in 2023
NEOs are eligible to participate in a long-term equity incentive program that is based upon our desire to (i) increase the executive’s ownership stake in the Company and better align the executive’s long-term interests with those of our stockholders, (ii) tie total incentive compensation (including equity incentive awards) to specified quantitative performance measures, (iii) increase the amount of non-cash, equity incentive compensation earned by our NEOs as a percentage of their total compensation, and (iv) provide our NEOs with a competitive balance of current cash compensation and equity compensation subject to time-based and performance-based vesting conditions that increases the executive’s incentive to remain with the Company over the longer-term.
To address the goal of aligning the interests of our NEOs with those of our stockholders, the Compensation Committee allocated 50% of the award to each of our
NEOs in the form of either restricted stock units (“RSUs”) or, at the election of our NEOs, performance-based LTIP units that, upon conversion, may become Restricted Limited Partnership Units (“OP units”). Performance-based LTIP units vest only upon achievement of specified performance metrics. These performance awards subject our NEOs to the downside risk of a decrease in the value of their compensation if the returns to our stockholders do not match the returns of the index against which our returns are being measured (“Relative TSR”) or we do not achieve a specified total stockholder return (“Absolute TSR”). In addition, LTIP units are a special kind of partnership interest that have no value if there is not a positive partnership revaluation event, as defined by the U.S. Internal Revenue Service. Both Absolute and Relative TSR goals are measured on an approximate three-year basis or such shorter period upon the occurrence of a change of control. The number of performance awards that may be earned ranges from 50%

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EXECUTIVE COMPENSATION PROGRAM COMPONENTS
of target for threshold performance achievement, and 200% of target for outperformance achievement. Under the Relative TSR component, target units are earned only if our total stockholder return is equal to or above the 55th percentile of the index. Further, the total units earned will not exceed 100% of the target if the Absolute TSR is below zero.
We believe that growth in stockholder return is important to investors and is an appropriate measure of our long-term success. The use of stockholder return was also based upon an analysis of the measures used by the other companies in our peer group. The Compensation Committee allocated the remaining portion of the annual award (50%) in the form of time-vested restricted Common Stock or, at the election of the officer, time-restricted LTIP units. This allocation satisfies the need for a useful retention tool, given that in our market, there is a demand for experienced executive talent. The service-based award furthers our goal of aligning the long-term interests of our NEOs with those of our stockholders as it subjects our NEOs to the downside risk of a decrease in compensation if the price of our Common Stock declines.

Name	2023 Performance Based Award LTIP Units(1)	2023 Time Based Award LTIP Units(2)	Total Value of 2023 Award ($)(3)
Jeffrey W. Eckel	115,532	57,767	4,073,400
Jeffrey A. Lipson	153,000	76,500	5,394,398
Marc T. Pangburn	40,000	20,000	1,410,300
Susan D. Nickey	37,000	18,500	1,304,528
Nathaniel J. Rose	48,000	24,000	1,692,360
Richard R. Santoroski	36,920	18,460	1,301,707
(1)Represents the total amount of LTIP units that have been granted, which reflect maximum performance. 50% of the units are to be earned based on Absolute TSR over a three-year time period and 50% of the units are to be earned based on Relative TSR over the same time period. The actual OP units to be earned under such grants of LTIP units, which vest based on the achievement of certain targets, are calculated according to the chart below. The total units earned will not exceed 100% of the target if the Absolute TSR is below zero.

Total Stockholder Return Metrics	Threshold 50%	Target 100%	Outperform 200%
Absolute TSR	18.0%	24.0%	30.0%
Relative TSR	30.0%	55.0%	80.0%
(2)Represents time-based LTIP units that vest in three equal annual amounts on May 15, 2024, and March 5, 2025 and 2026.
(3)Amounts in this column represent the aggregate grant date fair value of awards of both the time-vested and performance-vested LTIP units computed in accordance with FASB ASC Topic 718 and the assumptions and methodologies set forth in our Form 10-K for the year ended December 31, 2023 (Note 2 and Note 11, Equity). The time vested grants were valued at $31.23 per unit, the closing price of our Common Stock on the NYSE on March 1, 2023, the date of grant. The Absolute TSR units were valued at $19.65 per unit and the Relative TSR units were valued at $19.64 in each case by an independent appraisal.
Benefits
Benefits are also established based upon a determination of what is needed to aid in attracting and retaining executive talent, as well as providing long-term financial security to our employees and their families. The NEOs are eligible to participate in our health, dental and vision plans, and various insurance plans, including disability and life insurance, and in our 401(k) plan.
Severance Benefits Payable upon Termination of Employment or a Change in Control
In order to achieve our compensation objective of attracting, retaining and motivating qualified senior executives, we believe that we need to provide our NEOs with severance protections that are consistent with the severance protections offered by companies similar to us. Consistent with this philosophy, we believe that severance should be payable to our NEOs in the event their employments are terminated under certain circumstances. For more information regarding the terms of the employment agreements, see “—Narrative to Summary Compensation
Table.” The employment agreements are reviewed annually by the Compensation Committee.
In April 2022, our board of directors approved our Retirement Policy with immediate effect, and an amended and restated Retirement Policy was approved by the board of directors in April 2024. Our Retirement Policy provides for full vesting at retirement of any time-based awards that were granted prior to the date of retirement. Further, the Retirement Policy permits the vesting    of performance-based

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EXECUTIVE COMPENSATION
TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION
awards that were granted prior to the date of retirement according to the original vesting schedule of the award, subject to the achievement of the applicable performance measures. The Retirement Policy applies to employees whose chronological age plus number of years of total service for the Company reaches a total age of 65, provided the applicable employee has (1) reached an age of 50 years, or (2) has worked at the Company for at least five years. Employees who have been actively employed by the Company since before the date of our initial public offering are credited with five years of prior service for purposes of determining their eligibility at retirement. Our Retirement Policy applies to all employees who receive grants of equity awards, whether they are NEOs, executive officers or other employees. The Company reserves the right to waive, amend, terminate or discontinue the policy to the extent our board of directors determines that it is in the Company’s interest.
Tax Deductibility of Executive Compensation
Section 162(m) (“Section 162(m)”) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), places a $1,000,000 limit on the amount of compensation that may be deducted annually by the Company on our tax return with respect to certain NEOs, defined as “covered members” under Section 162(m). In December 2020, final regulations around Section 162(m) were published, which pertain in part to up-REIT structures. The final regulations provide that the Company’s distributive share of any compensation deduction for amounts paid to our NEOs by our Operating Partnership after December 18, 2020, as well as time-based and performance-based restricted stock awards awarded after November 2, 2017, are subject to the  Section  162(m)  deduction limit.  When the  Company determines whether to use performance-based awards in its grants to NEOs, it keeps in mind that there is generally no tax deduction with respect to compensation for an NEO in excess of $1,000,000 a year, and the Company’s performance-based pay practices may change accordingly in the future. Although the Compensation Committee generally seeks to preserve the federal income tax deductibility of compensation paid, to maintain flexibility in compensating executives, including our NEOs, in a manner designed to promote our corporate goals, including retaining and incentivizing the NEOs, the Compensation Committee has not adopted a policy that all compensation must be deductible.
Adjustment or Recovery of Awards
The Company believes that it is in the best interests of the Company and its stockholders to create and maintain a culture that emphasizes integrity and accountability and that reinforces the Company’s overall compensation philosophy. In furtherance of this goal, our board of directors adopted a clawback policy that applies to performance or incentive-based compensation approved, awarded or granted to a Covered Executive (as defined below) and that provides for the possible recoupment of performance or incentive-based compensation in the event of an accounting restatement due to material noncompliance by the Company with any financial reporting requirements under the securities laws (other than due to a change in applicable accounting methods, rules or interpretations).
This means that any performance or incentive-based compensation, whether cash- or equity- denominated, paid to such Covered Executive during the three-year period preceding the publication of the restated financial statements which would have been lower had it been calculated based on such restated financial statements, is subject to adjustment. For the purposes of this clawback policy, the term “Covered Executive” shall mean any NEO as determined by the Compensation Committee pursuant to Item 402 of Regulation S-K and other key employees identified by the Compensation Committee, and includes our NEOs.

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EXECUTIVE COMPENSATION
RELATIONSHIP OF COMPENSATION PRACTICES TO RISK MANAGEMENT
Relationship of Compensation Practices to Risk Management
When structuring our overall compensation practices for our employees generally, consideration is given as to whether the structure creates incentives for risk-taking behavior and therefore impacts our risk management practices. Attention is given to the elements and the mix of pay as well as ensuring that employees’ awards align with stockholders’ value.
The Compensation Committee has assessed the compensation policies and practices for our employees, including our NEOs, and concluded that they do not create risks that are reasonably likely to have a material adverse effect on the Company. The Compensation Committee generally considers whether our compensation programs encourage excessive risk taking during its annual review of such programs, which typically occurs during the first quarter of each year.
Compensation Committee Report
The Compensation Committee has reviewed and discussed the CD&A section of this proxy statement with management, and, based on such review and discussion, the Compensation Committee recommends that it be included in this proxy statement.
Compensation Committee
Richard J. Osborne (Chair)
Lizabeth A. Ardisana
Teresa M. Brenner
Steven G. Osgood
April 15, 2024
The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

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EXECUTIVE COMPENSATION
2023 SUMMARY COMPENSATION TABLE
2023 Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-equity incentive plan compensation ($)(3)	All other compensation ($)(4)	Total ($)
Jeffrey W. Eckel Executive Chair(5)	2023	542,067	4,073,401	1,496,744	16,500	6,128,712
	2022	825,000	4,430,369	2,743,125	15,250	8,013,744
	2021	763,167	5,857,833	2,598,750	21,855	9,241,605
Jeffrey A. Lipson Director, President and Chief Executive Officer(6)	2023	762,180	5,394,398	2,076,419	16,500	8,249,497
	2022	525,000	1,298,388	1,496,250	15,250	3,334,888
	2021	483,333	1,940,563	1,417,500	14,500	3,855,896
Marc T. Pangburn Executive Vice President and Chief Financial Officer(6)	2023	445,994	1,410,300	976,013	16,500	2,848,807
	2022	390,000	932,724	957,500	15,250	2,295,474
	2021	336,667	891,730	832,500	14,500	2,075,397
Susan D. Nickey Executive Vice President and Chief Client Officer	2023	441,923	1,304,528	900,228	16,500	2,663,179
	2022	390,000	932,724	957,500	15,250	2,295,474
	2021	350,448	1,199,478	832,500	14,500	2,396,926
Nathaniel J. Rose Executive Vice President and Chief Investment Officer	2023	445,673	1,692,360	964,530	16,500	3,119,063
	2022	415,000	1,284,967	1,182,750	15,250	2,897,967
	2021	406,667	2,066,465	1,120,500	14,500	3,608,132
Richard R. Santoroski Executive Vice President and Chief Risk Officer	2023	441,923	1,301,707	835,926	16,500	2,596,056
(1)See “—Compensation Discussion and Analysis—Base Salary” for further salary information. Principal position for the persons shown reflect their positions as of December 31, 2023.
(2)Amounts in this column represent the aggregate grant date fair value of awards of restricted shares of Common Stock, RSUs or LTIP units computed in accordance with FASB ASC Topic 718 and the assumptions and methodologies set forth in our Form 10-K for the year ended December 31, 2023 (Note 2 and Note 11, Equity). See 2013 Plan, 2022 Plan and Grants of Plan-Based Awards below for additional information on share grants.
(3)See “—Compensation Discussion and Analysis—Annual Incentive Compensation—2022 Bonus Awards awarded in 2023” for further information on the non-equity incentive plan compensation earned for 2022 and paid in 2023. See “—Compensation Discussion and Analysis—Annual Incentive Compensation—2023 Bonus Awards awarded in 2024” for non-equity incentive compensation earned in 2023 and paid in 2024.
(4)Other compensation includes the Company’s matching contribution to each NEO’s 401(k) account of $16,500 for 2023.
(5)On March 1, 2023, Mr. Eckel transitioned to the role of Executive Chair.
(6)On March 1, 2023, Mr. Lipson became our chief executive officer and president, and Mr. Pangburn succeeded Mr. Lipson to become our CFO.

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EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS FOR 2023
Grants of Plan-Based Awards for 2023

		Estimated future payouts under non-equity incentive plan awards(1)			Estimated future payouts under equity incentive plan awards			All other stock awards: number of shares of stock or units (#)(3)	Grant date fair value of stock and option awards ($)(4)
Name and Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)
Jeffrey W. Eckel Executive Chair	3/1/23	—	—	—	—	—	—	57,767	1,804,063
	3/1/23	—	—	—	28,883	57,766	115,532	—	2,269,337
	—	—	—	1,496,744	—	—	—	—	—
Jeffrey A. Lipson Director, President and Chief Executive Officer	3/1/23	—	—	—	—	—	—	76,500	2,389,095
	3/1/23	—	—	—	38,250	76,500	153,000	—	3,005,303
	—	—	—	2,076,419	—	—	—	—	—
Marc T. Pangburn Executive Vice President and Chief Financial Officer	3/1/23	—	—	—	—	—	—	20,000	624,600
	3/1/23	—	—	—	10,000	20,000	40,000	—	785,700
	—	—	—	976,013	—	—	—	—	—
Susan D. Nickey Executive Vice President and Chief Client Officer	3/1/23	—	—	—	—	—	—	18,500	577,755
	3/1/23	—	—	—	9,250	18,500	37,000	—	726,773
	—	—	—	900,228	—	—	—	—	—
Nathaniel J. Rose Executive Vice President and Co-Chief Investment Officer	3/1/23	—	—	—	—	—	—	24,000	749,520
	3/1/23	—	—	—	12,000	24,000	48,000	—	942,840
	—	—	—	964,530	—	—	—	—	—
Richard R. Santoroski Executive Vice President and Chief Risk Officer	3/1/23							18,460	576,506
	3/1/23				9,230	18,460	36,920		725,201
	—			835,926
(1)The amounts reported represent 2023 cash incentive compensation paid in 2024. The calculation of the actual amounts paid is discussed in “CD&A—Annual Incentive Compensation or Bonuses” above.
(2)Represents LTIP units which may, if the value of our operating partnership appreciates, may be exchanged for OP units. The LTIP units vest based on the achievement of certain targets. See “CD&A—Long-Term Incentive Program Granted in 2023” above.
(3)The awards represent OP units that could be earned under awards of LTIP units, which vest based on the achievement of certain targets, granted for the 2023 Long-Term Incentive program under the 2022 Plan. A description of the terms appears at “CD&A—Long-Term Incentive Program Granted in 2023” above.
(4)Amounts shown in this column represent the estimated grant date fair value calculated in accordance with FASB ASC Topic 718 of shares of LTIP units granted under the 2022 Plan. A description of the terms and the grant fair value appears at “CD&A—Long-Term Incentive Program Granted in 2023” above.
Narrative to Summary Compensation Table
Employment Agreements as of December 31, 2023
As of March 1, 2023, Mr. Eckel moved from chief executive officer and president to executive chair, Mr. Lipson moved from being our chief financial officer to being our chief executive officer and president, and Mr. Pangburn became our chief financial officer. Each entered into a new or amended employment agreement, as applicable, with the Company in connection with this leadership transition. Summaries of the new or amended employment agreements, which became effective on March 1, 2023, have also been provided below.
Employment Agreement for Mr. Eckel
We entered into an amended and restated employment agreement with Mr. Eckel, effective March 1, 2023, which has a term of two years. On February 15, 2024, we amended Mr. Eckel's employment agreement. Mr. Eckel transitioned from our chief executive officer and president and was designated to serve as our executive chair. Mr. Eckel will serve as executive chair for two years. On March 1, 2025, our board of directors will designate Mr. Eckel to serve as our non-executive chair.

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The amended employment agreement provides for an annual base salary of $412,500, subject to increases at the discretion of our board of directors or the Compensation Committee. Mr. Eckel will be eligible for an annual cash performance bonus of 237% of his base salary based on the satisfaction of performance goals determined by the Compensation Committee. Mr. Eckel remains eligible for regular, annual grants of restricted stock, stock options, OP units or other awards.
In each of March 1, 2023 and 2024, we granted to Mr. Eckel equity compensation awards with target values of $3,285,750 and $1,647,000, respectively, subject to vesting and performance requirements.
Mr. Eckel is also entitled to participate in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives. Additionally, Mr. Eckel is entitled to receive medical and other welfare plan coverage and fringe benefits. The employment agreement also provides for payment of the premiums for a long-term disability insurance policy which provides benefits equal to at least 300% of Mr. Eckel's annual base salary and payment of the premiums for a term life insurance policy with a death benefit of $5,000,000 for the benefit of his heirs.
The employment agreement provides that if Mr. Eckel is terminated by us without “cause” or leaves for “good reason” (each as defined in the employment agreement), Mr. Eckel will be entitled to the following severance payments and benefits:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•an amount equal to the sum of (1) Mr. Eckel's then-current annual base salary plus (2) the greater of (A) his annual average bonus over the prior three years and (B) Mr. Eckel's target annual bonus for the year of termination,
•a prorated annual bonus based on the target annual bonus that Mr. Eckel could have earned for the year of termination,
•health benefits for Mr. Eckel and his eligible family members for up to two years following Mr. Eckel’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer, and
•100% of the unvested stock or stock-based awards held by Mr. Eckel will become fully vested and/or exercisable.
If Mr. Eckel is terminated for cause, leaves employment without good reason or his term expires, he will be entitled to any accrued but unpaid base salary and annual bonus.
If Mr. Eckel's employment is terminated due to his death or disability, Mr. Eckel or his estate will be entitled to receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•the prorated annual bonus for the year in which the termination occurs,
•upon disability only, proceeds from long-term disability insurance policy of 300% of Mr. Eckel's annual base salary,
•upon death only, proceeds of a term life insurance policy in the amount of $5,000,000,
•health benefits for Mr. Eckel and/or his eligible family members for two years following the executive’s termination of employment at the same level as in effect immediately preceding the executive’s death or disability, and
•100% of the unvested equity awards held by Mr. Eckel will become fully vested and/or exercisable.
Mr. Eckel's agreement includes a modified 280G cutback. If a change of control occurs, we will determine whether on an after-tax basis Mr. Eckel is better off receiving the parachute payments (if any) and paying the excise tax or having his parachute payments cut back below the 280G safe harbor.
The employment agreement also contains standard restrictive covenants, which apply during the term of the employment agreements and for a period of 24 months following termination of employment.
Employment Agreement for Mr. Lipson
We appointed Mr. Lipson to chief executive officer and president, and we have entered into a new employment agreement with Mr. Lipson.
We entered into an employment agreement with Mr. Lipson, effective February 14, 2023. The term of employment will continue until either party provides at least 30 days’ notice of termination.
The employment agreement provides for an annual base salary of $775,000, subject to increases at the discretion of our board of directors or the Compensation Committee. Mr. Lipson will be eligible for an annual cash performance bonus of 175% of his base salary based on the satisfaction of performance goals determined by the Compensation Committee. Mr. Lipson remains eligible for regular, annual grants of restricted stock, stock options, OP units or other awards.
Mr. Lipson is also entitled to participate in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives. Additionally, Mr. Lipson is entitled to receive medical and other welfare plan coverage and fringe benefits. The employment agreement also provides for

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payment of the premiums for a long-term disability insurance policy which provides benefits equal to at least 300% of Mr. Lipson's annual base salary and payment of the premiums for a term life insurance policy with a death benefit of $5,000,000.
The employment agreement provides that if Mr. Lipson is terminated by us without “cause” or leaves for “good reason” (each as defined in the employment agreement), Mr. Lipson will be entitled to the following severance payments and benefits:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•an amount equal to three times the sum of (1) Mr. Lipson's then-current annual base salary plus (2) the greater of (A) his annual average bonus over the prior three years and (B) Mr. Lipson's target annual bonus for the year of termination,
•a prorated annual bonus based on the target annual bonus that Mr. Lipson could have earned for the year of termination,
•health benefits for up to two years following Mr. Lipson’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer, and
•100% of the unvested stock or stock-based awards held by Mr. Lipson will become fully vested and/or exercisable.
If Mr. Lipson is terminated for cause or leaves employment without good reason, he will be entitled to any accrued but unpaid base salary and annual bonus.
If Mr. Lipson's employment is terminated due to his death or disability, Mr. Lipson or his estate will be entitled to receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•the prorated target annual bonus for the year in which the termination occurs,
•upon disability only, proceeds from long-term disability insurance policy of 300% of Mr. Lipson's annual base salary,
•upon death only, proceeds of a term life insurance policy in the amount of $5,000,000, and
•100% of the unvested equity awards held by Mr. Lipson will become fully vested and/or exercisable.
Mr. Lipson's agreement includes a modified 280G cutback. If a change of control occurs, we will determine whether on an after-tax basis Mr. Lipson is better off receiving the parachute payments (if any) and paying the excise tax or having his parachute payments cut back below the 280G safe harbor.
The employment agreement also contains standard restrictive covenants, which apply during the term of the employment agreements and for a period of 24 months following termination of employment.
Employment Agreement for Mr. Pangburn
We appointed Mr. Pangburn to executive vice president and chief financial officer, and we have entered into a new employment agreement with Mr. Pangburn.
We entered into an amended and restated employment agreement with Mr. Pangburn, effective on February 14, 2023. The term of employment will continue until either party provides at least 30 days’ notice of termination.
The employment agreement provides for an annual base salary of $425,000, subject to increases at the discretion of our board of directors or the Compensation Committee. Mr. Pangburn will be eligible for an annual cash performance bonus of 150% of his base salary based on the satisfaction of performance goals determined by the Compensation Committee. Mr. Pangburn remains eligible for regular, annual grants of restricted stock, stock options, OP units or other awards.
Mr. Pangburn is also entitled to participate in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives. Additionally, Mr. Pangburn is entitled to receive medical and other welfare plan coverage and fringe benefits.
The employment agreement provides that if Mr. Pangburn is terminated by us without “cause” or leaves for “good reason” (each as defined in the employment agreement), Mr. Pangburn will be entitled to the following severance payments and benefits:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•eighteen months of Mr. Pangburn's annual salary,
•an amount equal to 150% of Mr. Pangburn's annual average bonus over the prior three years (or such fewer years with respect to which he received an annual bonus),
•health benefits for eighteen months following the executive’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that he receives comparable benefits from a subsequent employer, and
•100% of the unvested stock or stock-based awards held by Mr. Pangburn will become fully vested and/or exercisable.

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If Mr. Pangburn is terminated for cause or leaves employment without good reason, he will be entitled to any accrued but unpaid base salary and annual bonus.
If Mr. Pangburn's employment is terminated due to his death or disability, Mr. Pangburn or his estate will be entitled to receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•upon death, Mr. Pangburn's prorated annual bonus for the year in which the termination occurs,
•upon disability, the target annual bonus for the year in which the termination occurs, and
•100% of the unvested equity awards held by Mr. Pangburn will become fully vested and/or exercisable.
Mr. Pangburn's agreement includes a modified 280G cutback. If a change of control occurs, we will determine whether on an after-tax basis Mr. Pangburn is better off receiving the parachute payments (if any) and paying the excise tax or having his parachute payments cut back below the 280G safe harbor.
The employment agreement also contains standard restrictive covenants, which apply during the term of the employment agreements and for a period of 18 months following termination of employment.
Employment Agreement for Ms. Nickey
We entered into an employment agreement with Ms. Nickey, effective on June 30, 2021. The term of employment will continue until either party provides at least 30 days’ notice of termination.
The employment agreement provides for an annual base salary of $370,000, subject to increases at the discretion of our board of directors or the Compensation Committee. Ms. Nickey will be eligible for an annual cash performance bonus of 125% of her base salary based on the satisfaction of performance goals determined by the Compensation Committee. Ms. Nickey remains eligible for regular, annual grants of restricted stock, stock options, OP units or other awards.
Ms. Nickey is also entitled to participate in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives. Additionally, Ms. Nickey is entitled to receive medical and other welfare plan coverage and fringe benefits.
The employment agreement provides that if Ms. Nickey is terminated by us without “cause” or leaves for “good reason” (each as defined in the employment agreement), Ms. Nickey will be entitled to the following severance payments and benefits:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•12-month annual salary,
•an amount equal to 100% of Ms. Nickey's annual average bonus over the prior three years (or such fewer years with respect to which she received an annual bonus),
•health benefits for one year following the executive’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that she receives comparable benefits from a subsequent employer, and
•100% of the unvested stock or stock-based awards held by Ms. Nickey will become fully vested and/or exercisable.
If Ms. Nickey is terminated for cause or leaves employment without good reason, she will be entitled to any accrued but unpaid base salary and annual bonus.
If Ms. Nickey's employment is terminated due to her death or disability, Mr. Nickey or her estate will be entitled to receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•upon death, Ms. Nickey's prorated annual bonus for the year in which the termination occurs,
•upon disability, the target annual bonus for the year in which the termination occurs, and
•100% of the unvested equity awards held by Ms. Nickey will become fully vested and/or exercisable.
Ms. Nickey's agreement includes a modified 280G cutback. If a change of control occurs, we will determine whether on an after-tax basis Ms. Nickey is better off receiving the parachute payments (if any) and paying the excise tax or having his parachute payments cut back below the 280G safe harbor.
The employment agreement also contains standard restrictive covenants, which apply during the term of the employment agreements and for a period of 12 months following termination of employment.
Employment Agreement for Mr. Rose
We entered into an employment agreement with Mr. Rose, effective on April 17, 2013. The term of employment will continue until either party provides at least 90 days' notice of termination.
The employment agreement provides for an annual base salary of $275,000, subject to increases at the discretion of our board of directors or the Compensation Committee.

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Mr. Rose will be eligible for an annual cash performance bonus of 100% of his base salary based on the satisfaction of performance goals determined by the Compensation Committee. Mr. Rose remains eligible for regular, annual grants of restricted stock, stock options, OP units or other awards.
Mr. Rose is also entitled to participate in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives. Additionally, Mr. Rose is entitled to receive medical and other welfare plan coverage and fringe benefits.
The employment agreement provides that if Mr. Rose is terminated by us without “cause” or leaves for “good reason” (each as defined in the employment agreement), Mr. Rose will be entitled to the following severance payments and benefits:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•amount equal to one and one-half times the sum of (1) Mr. Rose's then-current annual base salary plus (2) the greater of (A) his annual average bonus over the prior three years and (B) Mr. Rose's target annual bonus for the year of termination,
•health benefits for two years following the executive’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that Mr. Rose receives comparable benefits from a subsequent employer, and
•100% of the unvested stock or stock-based awards held by Mr. Rose will become fully vested and/or exercisable.
If Mr. Rose is terminated for cause or leaves employment without good reason, he will be entitled to any accrued but unpaid base salary and annual bonus.
If Mr. Rose's employment is terminated due to his death or disability, Mr. Rose or his estate will be entitled to receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•Mr. Rose's prorated target annual bonus for the year in which the termination occurs,
•health benefits for Mr. Rose and/or his eligible family members for two years following the executive’s termination of employment at the same level as in effect immediately preceding the executive’s death or disability, and
•100% of the unvested equity awards held by Mr. Rose will become fully vested and/or exercisable.
Mr. Rose's agreement includes a modified 280G cutback. If a change of control occurs, we will determine whether on an after-tax basis Mr. Rose is better off receiving the parachute payments (if any) and paying the excise tax or having his parachute payments cut back below the 280G safe harbor.
The employment agreement also contains standard restrictive covenants, which apply during the term of the employment agreements and for a period of 12 months following termination of employment.
The employment agreement for Mr. Rose provides for a modified definition of “good reason” following a change-in-control (as defined in the applicable employment agreement). The employment agreement for Mr. Rose also provides for 100% of the unvested stock (or stock-based) awards held by the executive to become fully vested and/or exercisable upon the effective date of a change in control.
Services Agreement for Mr. Santoroski
We entered into an amended and restated employment agreement with Mr. Santoroski, effective on April 5, 2022. On January 26, 2024, we amended Mr. Santoroski's April 2022 employment agreement and on April 4, 2024, we entered into a letter agreement with Mr. Santoroski to reflect his transition from Executive Vice President and Company employee to a non-employee Strategic Advisor.
The January 2024 employment agreement provided for an annual base salary of $420,000, subject to increases at the discretion of our board of directors or the Compensation Committee. Mr. Santoroski was eligible for an annual cash performance bonus of 125% of his base salary based on the satisfaction of performance goals determined by the Compensation Committee. In addition, Mr. Santoroski was eligible for regular, annual grants of restricted stock, stock options, OP units or other awards.
Mr. Santoroski was also entitled to participate in our long-term incentive program, as well as other incentive, savings and retirement plans applicable generally to our senior executives. Additionally, Mr. Santoroski was entitled to receive medical and other welfare plan coverage and fringe benefits.
The employment agreement provided that if Mr. Santoroski was terminated by us without “cause” or leaves for “good reason” (each as defined in the employment agreement), Mr. Santoroski would be entitled to the following severance payments and benefits:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•the then-current annual salary payable as of the date of termination,
•100% of Mr. Santoroski's average annual bonus actually received in respect of the three fiscal years (or such fewer number of fiscal years with respect to which

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2022 PLAN SUMMARY
Mr. Santoroski received an annual bonus) prior to the year of termination for the fiscal year in which such termination of employment occurs,
•health benefits for one year following the executive’s termination of employment at the same level as in effect immediately preceding such termination, subject to reduction to the extent that Mr. Santoroski receives comparable benefits from a subsequent employer, and
•100% of the unvested stock or stock-based awards held by Mr. Santoroski will become fully vested and/or exercisable.
If Mr. Santoroski was terminated for cause or left employment without good reason, he would have been entitled to any accrued but unpaid base salary and annual bonus.
If Mr. Santoroski's employment was terminated due to his death or disability, Mr. Santoroski or his estate would have been entitled to receive:
•accrued but unpaid base salary, bonus and other benefits earned and accrued but unpaid prior to the date of termination,
•upon death, Mr. Santoroski's prorated annual bonus for the year in which the termination occurs,
•upon disability, the target annual bonus for the year in which the termination occurs, and
•100% of the unvested equity awards held by Mr. Santoroski will become fully vested and/or exercisable.
The employment agreement also contained standard restrictive covenants, which apply during the term of the employment agreements and for a period of 12 months following termination of employment.
On April 4, 2024, we entered into a letter agreement with Mr. Santoroski to reflect his transition from Executive Vice President and Company employee to a Strategic Advisor under a non-employee consulting agreement. Under the letter agreement, Mr. Santoroski will receive a $232,300 bonus payment on April 19, 2024. He will also receive 7,500 shares of Series B Preferred Stock in RESurety, Inc.
The letter agreement provides Mr. Santoroski with $30,000 a month during the term of the agreement. Mr. Santoroski is also entitled to reimbursement of his health insurance costs for eighteen months after the transition date, unless he or his spouse obtains coverage through another employer. He is also eligible for a bonus payment at the sole discretion of the CEO. Additional compensation may be negotiated based on an increase in scope or in contemplated time spent on in-scope projects.
Previously issued equity awards will continue to vest based on Mr. Santoroski's continued services.
The letter agreement provides that if Mr. Santoroski is terminated for "cause" (as defined in the January 2024 employment agreement, except that Mr. Santoroski will not be required to devote substantially all his business time and efforts to us), he will not be entitled to any further compensation.
If Mr. Santoroski was terminated by us without “cause", Mr. Santoroski would be entitled to the following severance payments and benefits:
•$30,000 a month for the remainder of the eighteen-month agreement period;
•all outstanding time-based equity awarded will be converted into operating partnership units (OP Units);
•notwithstanding any forfeiture clause contained in any related LTIP Unit Award Agreements, Mr. Santoroski's termination would not constitute a Termination of Service (as defined in the related Award Agreements), and Mr. Santoroski will be issued the number of Grant Units (as defined in the related Award Agreements), as contemplated and determined at the applicable time set forth in each Award Agreement; and
•continued provision of health insurance reimbursement, as outlined above.
2022 Plan Summary
Purpose
The purpose of the 2022 Plan is to use incentives to attract and retain officers, directors, key employees, consultants, advisers, and other personnel and to encourage those individuals to increase their efforts to make our business more successful. The 2022 Plan allows for grants of options, stock appreciation rights, restricted stock, RSUs, phantom shares, dividend equivalent rights, LTIP units, cash-based awards, other restricted limited partnership units issued by our operating partnership and other equity-based compensation. We consider our overall compensation philosophy when we decide to grant awards under the 2022 Plan.

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2022 PLAN SUMMARY
Administration
The Compensation Committee, which is comprised solely of independent directors, administers the 2022 Plan. As discussed on page 17 of this proxy statement, we have amended the Compensation Committee’s charter to make the Compensation Committee primarily responsible for administering the 2022 Plan and for making grants under the plan. The Compensation Committee consists of at least two individuals, each of whom is intended to be, to the extent required by Rule 16b-3 under the Exchange Act, a non-employee director. If no compensation committee exists, our board of directors will exercise the functions of our committee.
Awards Under the 2022 Plan
Shares of Restricted Common Stock
A restricted stock award is an award of shares of Common Stock that are subject to restrictions on transferability and such other restrictions the Compensation Committee may impose at the date of grant. Grants of shares of restricted Common Stock will be subject to vesting schedules and other restrictions that the Compensation Committee sets. The restrictions may lapse separately or in combination at such times, under such circumstances, including, without limitation, a specified period of employment or the satisfaction of pre-established criteria, in such installments or otherwise, as the Compensation Committee may determine.
Except to the extent restricted under an applicable award agreement, a restricted stockholder has all of the rights of a stockholder, including, without limitation, the right to vote and the right to receive cash dividends on the shares of restricted Common Stock. Although we will pay dividends on shares of restricted Common Stock, whether or not vested, at the same rate and on the same date as on shares of our Common Stock (unless we provide otherwise in an award agreement), holders of shares of restricted Common Stock are prohibited from selling such shares until they vest.
Phantom Shares and RSUs
A phantom share represents a right to receive the fair market value of a share of Common Stock, or, if provided by the Compensation Committee, the right to receive the fair market value of a share of Common Stock in excess of a base value established by the Compensation Committee at the time of grant. A phantom share may also be known as a “Restricted Stock Unit” or “RSU,” which is an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (which may include, without limitation, a requirement that the grantee remain continuously employed or provide continuous services for a specified period of time). Our current practice is to refer to all such awards as RSUs.
RSUs will vest as provided in the applicable award agreement. Unless otherwise determined by the Compensation Committee at the time of the grant, RSUs may generally be settled in cash or by transfer of shares of Common Stock (as provided in the grant agreement).
Dividend Equivalents
A dividend equivalent is a right to receive (or have credited) the equivalent value (in cash or shares of Common Stock) of dividends paid on shares of Common Stock otherwise subject to an award. The Compensation Committee may provide that amounts payable with respect to dividend equivalents will be converted into cash or additional shares of Common Stock. The Compensation Committee will establish all other limitations and conditions of awards of dividend equivalents as it deems appropriate.
Restricted Limited Partnership Units
A restricted limited partnership unit may be granted as a unit in our operating partnership (an OP unit) or may include LTIP units, which are structured as profits interests in our operating partnership, providing distributions to the holder of the award based on the achievement of specified levels of profitability by the operating partnership or the achievement of certain goals or events. Initially, LTIP units will not have full parity with OP units with respect to liquidating distributions. Under the terms of the LTIP units, the operating partnership will revalue its assets upon the occurrence of certain specified events, and any increase in valuation from the time of grant until such event will be allocated first to the holders of LTIP units to equalize the capital accounts of such holders with the capital accounts of OP unit holders. Upon equalization of the capital accounts of the holders of LTIP units with other holders of OP units, the LTIP units will achieve full parity with OP units of the operating partnership for all purposes, including with respect to liquidating distributions. If such parity is reached, vested LTIP units may be converted into an equal number of OP units and thereafter enjoy all the rights of OP units. The Compensation Committee will establish all other limitations and conditions of awards of restricted OP units as it deems appropriate.
Amendments and Termination
Our board of directors may amend the 2022 Plan as it deems advisable, except that it may not amend the 2022 Plan in any way that would adversely affect a participant with respect to an award previously granted unless the amendment is required in order to comply with applicable laws.

66	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY AWARDS AT 2023 FISCAL YEAR END
Outstanding Equity Awards at 2023 Fiscal Year End
The following table summarizes all outstanding equity awards held by the NEOs on December 31, 2023.

	Stock Awards
Name	Number of Shares or Units of Common Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Common Stock That Have Not Vested ($)(2)
Jeffrey W. Eckel	167,073	4,607,873
Jeffrey A. Lipson	138,105	3,808,936
Marc T. Pangburn	44,959	1,239,969
Susan D. Nickey	42,709	1,177,914
Nathaniel J. Rose	59,191	1,632,488
Richard R. Santoroski	40,469	1,116,135
(1)The following chart summarizes the vesting of the awards by NEO:

Name and Principal Position	Shares or Units	Vesting
Jeffrey W. Eckel Executive Chair	11,667	3/5/24
	29,289	See Note 3
	17,500	See Note 4
	57,767	See Note 5
	21,966	See Note 6
	28,884	See Note 7
Jeffrey A. Lipson Director, President and Chief Executive Officer	3,334	3/5/24
	8,583	See Note 3
	5,000	See Note 4
	76,500	See Note 5
	6,438	See Note 6
	38,250	See Note 7
Marc T. Pangburn Executive Vice President and Chief Financial Officer	1,667	3/5/24
	6,166	See Note 3
	2,500	See Note 4
	20,000	See Note 5
	4,626	See Note 6
	10,000	See Note 7
Susan D. Nickey Executive Vice President and Chief Client Officer	1,667	3/5/24
	6,166	See Note 3
	2,500	See Note 4
	18,500	See Note 5
	4,626	See Note 6
	9,250	See Note 7
Nathaniel J. Rose Executive Vice President and Co-Chief Investment Officer	3,334	3/5/24
	8,495	See Note 3
	5,000	See Note 4
	24,000	See Note 5
	6,372	See Note 6
	12,000	See Note 7

HASI Proxy Statement 2024	67

EXECUTIVE COMPENSATION
2023 OPTION EXERCISES AND SECURITIES VESTED

Name and Principal Position	Shares or Units	Vesting
Richard R. Santoroski Executive Vice President and Chief Risk Officer	795	3/5/24
	6,166	See Note 3
	1,192	See Note 4
	18,460	See Note 5
	4,626	See Note 6
	9,230	See Note 7
(2)Valued at $27.58, the closing price of our shares on the NYSE on December 29, 2023, the last day of trading for 2023.
(3)These awards are time-based LTIP units that vest in two equal annual amounts on March 5, 2024 and 2025.
(4)These awards are LTIP units that represent the right to receive up to one OP unit per LTIP unit on March 5, 2024 depending on the level of achievement of certain targets. The table reflects 0.25 OP units per LTIP unit based on achieving threshold performance. Based on the performance against the targets through December 29, 2023, the end of the performance period, zero OP units per LTIP unit will vest.
(5)These awards are time-based LTIP units that vest in three equal annual amounts on May 15, 2024 and March 5, 2025 and 2026.
(6)These awards are LTIP units that represent the right to receive up to one OP unit per LTIP unit on March 5, 2025 depending on the level of achievement of certain targets. The table reflects 0.25 OP units per LTIP unit based on the performance against the targets through December 29, 2023, the last day of trading for 2023.
(7)These awards are LTIP units that represent the right to receive up to one OP unit per LTIP unit on March 5, 2026 depending on the level of achievement of certain targets. See “CD&A-Long-Term Incentive Program Granted in 2023” above. The table reflects 0.25 OP units per LTIP unit based on the performance against the targets through December 29, 2023, the last day of trading for 2023.
2023 Option Exercises and Securities Vested
The following table summarizes the restricted stock, RSU and LTIP unit awards that vested with respect to our Named Executive Officers during the fiscal year ended December 31, 2023.

	Stock Awards
Name	Number of Securities Acquired on Vesting (#)	Value Realized on Vesting ($)
Jeffrey W. Eckel	83,890	2,541,299
Jeffrey A. Lipson	25,396	770,049
Marc T. Pangburn	22,592	688,762
Susan D. Nickey	20,706	629,957
Nathaniel J. Rose	25,779	782,214
Richard R. Santoroski	3,877	105,228

68	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
PENSION BENEFITS AND NONQUALIFIED DEFERRED COMPENSATION
Pension Benefits and Nonqualified Deferred Compensation
We did not provide any pension benefits or nonqualified deferred compensation plans during 2022 or 2023.
Payments Upon Termination for 2023
The following table sets forth the potential payments to each NEO under the terms of their employment agreements and equity award agreements described above due to various scenarios as of December 31, 2023. Amounts shown do not include (a) payment of any unpaid portion of the NEO’s base salary through the effective date of termination,
(b) reimbursement for any outstanding reasonable business expense, and (c) any bonus or incentive compensation that had been accrued through the effective date of termination but not paid. Amounts shown reflect employment agreements entered into by Messrs. Eckel, Lipson and Pangburn, effective March 1, 2023, as amended.

Name	Benefit	Without Cause/For Good Reason / Non-renewal by Company ($)(1)	Death ($)	Disability ($)(2)	Change in Control ($)(3)	Retirement ($)(5)
Jeffrey W. Eckel	Cash	3,804,926	5,977,625	2,215,125	3,804,926	—
	Continued Health Benefits	45,633	45,633	45,633	45,633	—
	Equity(4)	6,492,911	6,492,911	6,492,911	2,964,105	2,722,780
Jeffrey A. Lipson	Cash	7,750,000	6,356,250	3,681,250	7,750,000	—
	Continued Health Benefits	61,665	—	—	61,665	—
	Equity(4)	5,179,331	5,179,331	5,179,331	2,507,491	—
Marc T. Pangburn	Cash	1,683,700	976,013	976,013	1,683,700	—
	Continued Health Benefits	46,249	—	—	46,249	—
	Equity(4)	1,712,249	1,712,249	1,712,249	802,109	—
Susan D. Nickey	Cash	773,096	900,228	900,228	773,096	—
	Continued Health Benefits	10,010	—	—	10,010	—
	Equity(4)	1,629,509	1,629,509	1,629,509	760,739	—
Nathaniel J. Rose	Cash	2,278,876	964,530	964,530	2,278,876	—
	Continued Health Benefits	61,665	61,665	61,665	61,665	—
	Equity(4)	2,277,032	2,277,032	2,277,032	1,056,838	—
Richard R. Santoroski	Cash	548,792	835,926	835,926	548,792	—
	Continued Health Benefits	22,816	—	—	22,816	—
	Equity(4)	1,531,104	1,531,104	1,531,104	717,549	—
(1)This column describes the payments and benefits that become payable if the Company elects not to renew the NEO’s employment agreement, if employment is terminated by the Company without cause, or if employment is terminated by the NEO for good reason. For Mr. Eckel, the term “cause” means (i) conviction of, or plea of nolo contendere to, a felony involving moral turpitude, deceit, dishonesty or fraud (but excluding traffic violations) that is injurious to the business or reputation of the Company; (ii) willful and material misconduct in connection with the performance of his duties, including, without limitation, embezzlement or the misappropriation of funds or property of the Company; (iii) failure to adhere to the lawful directions of our board of directors, or to devote substantially all of his business time and efforts to the Company, in either event, which continues for a period of 30 business days after written demand for corrective action is delivered by the Company; or (iv) material breach of (x) any covenant contained in the employment agreement; or (y) the other terms and provisions of the employment agreement and, in each case, failure to cure such breach within 10 days following written notice from the Company specifying such breach. For Messrs. Lipson, Pangburn, Rose and Santoroski and Ms. Nickey, the term “cause” means the NEO’s (i) commission of, and indictment for or formal admission to, a felony involving moral turpitude, deceit, dishonesty or fraud (but excluding traffic violations); (ii) willful and material misconduct in connection with the performance of the NEO’s duties, including, without limitation, embezzlement or the misappropriation of funds or property of the Company; (iii) failure to adhere to the lawful directions of the CEO, to adhere to the Company’s policies and practices or to devote substantially all of the NEO’s business time and efforts to the Company, which failure continues for a period of 30 business days after written demand for corrective action is delivered by the Company; or (iv) material breach of (x) any covenant contained in the employment agreement; or (y) the other terms and provisions of the employment agreement and, in each case, failure to cure such breach within 10 days following written notice from the Company specifying such breach.
The term “good reason” means (i) any change in job title or material diminution in the NEO’s roles and responsibilities from those set forth in the employment agreements (including, without limitation, the assignment of duties inconsistent with the NEO’s position or, for Mr. Eckel only, no longer being the chair of our board of directors and the senior-most executive of the Company); (ii) a reduction in the NEO’s annual salary or annual bonus potential; (iii) a relocation of the Company’s headquarters outside a 30 mile radius of Annapolis, MD or moving of the NEO’s office or place of performance from the Company’s headquarters; (iv) a material breach by the Company of the employment agreement or any other material agreement between the NEO and the Company; or (v) for Mr. Eckel only, there shall have occurred a change in control. For Mr. Rose, following a change in control the definition of good reason set forth is modified to delete all references to the term “material.” For Mr. Lipson, the definition is applicable only following a change in control and does not include references to the term “material.”
(2)The term “disability” means that the NEO has become physically or mentally incapable of performing the duties under the employment agreement and such disability has disabled the NEO for a cumulative period of 180 days within any 12-month period.
(3)The term “change in control” is defined in “—Change in Control” above.

HASI Proxy Statement 2024	69

EXECUTIVE COMPENSATION
CEO COMPENSATION PAY RATIO
(4)Includes the value of accelerated vesting of outstanding equity awards granted to the NEO. The acceleration value of the restricted stock was calculated using the closing price of $27.58 per share on December 29, 2023, the last trading day of 2023. For termination without cause, termination for good reason, non-renewal by the Company, death or disability, the number of performance shares reported is based on the target level of performance. For change in control, the number of performance shares reported is based on the actual level of performance through December 31, 2023.
(5)Refer to “Severance Benefits Payable Upon Termination of Employment or a Change in Control” above for details of our Retirement Policy.
CEO Compensation Pay Ratio
We believe our executive compensation program must be internally consistent and equitable to motivate our employees to create stockholder value. We monitor the relationship between the compensation of our executive officers and the compensation of our non-managerial employees. As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are providing disclosure regarding the ratio of the annual total compensation of Jeffrey Lipson, our chief executive officer during 2023, to that of our median employee in the table below.

HASI (2023)
CEO Compensation	$8,262,317
Median Employee Compensation	$246,024
CEO to Worker Ratio	34:1
The CEO Compensation is provided in the “Summary Compensation Table” above. Because Mr. Lipson began as
CEO on March 1, 2023, we annualized his compensation as CEO in calculating the pay ratio. We identified the median employee using the annual base salary and expected bonus, as of December 31, 2023, plus any long-term incentive equity awards granted in 2023 for all individuals, excluding our chief executive officer, who were employed by us on December 31, 2023, the last day of our payroll year (whether employed on a full-time, part-time, or seasonal basis). If the median employee’s total compensation was not comparable to the CEO Compensation, for example, because such median employee was hired at the end of the year and thus did not receive long-term incentive equity awards in 2023, we used the next lower employee who was comparable as the median employee. After identifying the median employee, we calculated annual total compensation for such employee using the same methodology we use for our CEO Compensation.
2023 Pay Versus Performance Table
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”)
and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

	Summary compensation table total for PEO-Eckel ($)(1)	Summary compensation table total for PEO-Lipson ($)(1)	Compensation actually paid to PEO - Eckel ($)(1, 2, 3)	Compensation actually paid to PEO - Lipson ($)(1, 2, 3)	Average summary compensation table total for non- PEO NEOs ($)(1)	Average compensation actually paid to non-PEO NEOs ($)(1, 2, 3)	Value of initial fixed $100 investment based on(4):
Year							Total shareholder return	Peer group total shareholder return	Net Income (thousand $)	Distributable Earnings per share ($)(5)
2023	6,128,712	8,249,497	5,078,289	7,396,209	2,806,776	2,518,530	102.54	110.77	150,757	2.23
2022	8,013,744	—	(977,130)	—	2,705,951	713,079	100.75	100.69	41,911	2.08
2021	9,241,605	—	4,411,821	—	2,953,807	2,040,073	176.97	134.1	127,346	1.88
2020	3,998,245	—	25,869,661	—	1,658,095	7,764,371	205.95	94.9	82,759	1.55

70	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
2023 PAY VERSUS PERFORMANCE TABLE
(1)Mr. Eckel was our PEO for 2022 and 2021. Mr. Eckel and Mr. Lipson each served as our CEO for part of 2023. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023
Jeffrey A. Lipson	Jeffrey A. Lipson	Jeffrey A. Lipson	Marc T. Pangburn
J. Brendan Herron	J. Brendan Herron	Susan D. Nickey	Susan D. Nickey
Steven L. Chuslo	Steven L. Chuslo	Marc T. Pangburn	Nathaniel J. Rose
Daniel K. McMahon	Daniel K. McMahon	Nathaniel J. Rose	Richard R. Santoroski
Nathaniel J. Rose	Susan D. Nickey
Marc T. Pangburn
Nathaniel J. Rose
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table total with certain adjustments as described in footnote 3 below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards column are the totals from the Stock Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for PEO Eckel ($)	Exclusion of Change in Pension Value for PEO Eckel ($)	Exclusion of Stock Awards for PEO Eckel ($)	Inclusion of Pension Service Cost for PEO Eckel ($)	Inclusion of Equity Values for PEO Eckel ($)	Compensation Actually Paid to PEO Eckel ($)
2023	6,128,712	—	(4,073,401)	—	3,022,979	5,078,289
2022	8,013,744	—	(4,430,369)	—	(4,560,505)	(977,130)
2021	9,241,605	—	(5,857,833)	—	1,028,050	4,411,821
2020	3,998,245	—	(2,385,784)	—	24,257,200	25,869,661

Year	Summary Compensation Table Total for PEO Lipson ($)	Exclusion of Change in Pension Value for PEO Lipson ($)	Exclusion of Stock Awards for PEO Lipson ($)	Inclusion of Pension Service Cost for PEO Lipson ($)	Inclusion of Equity Values for PEO Lipson ($)	Compensation Actually Paid to PEO Lipson ($)
2023	8,249,497	—	(5,394,398)	—	4,541,111	7,396,209
2022	—	—	—	—	—	—
2021	—	—	—	—	—	—
2020	—	—	—	—	—	—

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2023	2,806,776	—	(1,427,224)	—	1,138,978	2,518,530
2022	2,705,951	—	(1,112,201)	—	(880,671)	713,079
2021	2,953,807	—	(1,586,951)	—	673,217	2,040,073
2020	1,658,095	—	(835,541)		6,941,817	7,764,371

HASI Proxy Statement 2024	71

EXECUTIVE COMPENSATION
2023 PAY VERSUS PERFORMANCE TABLE
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO Eckel ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO Eckel ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO Eckel ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO Eckel ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO Eckel ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO Eckel ($)	Total - Inclusion of Equity Values for PEO Eckel ($)
2023	3,477,830	(895,814)	—	110,167	—	330,796	3,022,979
2022	2,262,307	(6,165,136)	—	(1,433,346)	—	775,670	(4,560,505)
2021	5,701,032	(2,907,648)	—	(2,460,600)	—	695,265	1,028,050
2020	10,486,926	11,633,770	—	1,114,284	—	1,022,220	24,257,200

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for PEO Lipson ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for PEO Lipson ($)	Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for PEO Lipson ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for PEO Lipson ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for PEO Lipson ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for PEO Lipson ($)	Total - Inclusion of Equity Values for PEO Lipson ($)
2023	4,605,683	(258,364)	—	34,073	—	159,719	4,541,111
2022	—	—	—	—	—	—	—
2021	—	—	—	—	—	—	—
2020	—	—	—	—	—	—	—

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2023	1,218,549	(166,353)	—	22,989	—	63,792	1,138,978
2022	567,921	(1,341,806)	—	(235,527)	—	128,741	(880,671)
2021	1,543,385	(513,005)	—	(548,620)	—	191,457	673,217
2020	3,394,119	3,162,358	—	159,713	—	225,627	6,941,817
(4)For 2023, the Peer Group TSR set forth in this table uses the ALPS Clean Energy ETF, which we also use in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2020, through December 31, 2023 in the Company and in the ALPS Clean Energy ETF, respectively. For 2020 and 2021, the Peer Group TSR uses the FTSE NAREIT All Equity REIT Index (“FTSE NAREIT All Equity”). The FTSE NAREIT All Equity TSR as of December 31, 2023 was 112.04. ALPS Clean Energy ETF is a growing, US-based, well-diversified, mid-cap investor in climate-positive real assets that we believe is well positioned to serve as a peer group index. ALPS Clean Energy ETF is comprised of companies who generally own or operate assets similar to our investments in renewable energy projects as well other companies positively exposed to the energy transition. Historical stock performance is not necessarily indicative of future stock performance.
(5)We determined Distributable EPS to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2023. See Item 7 to our Annual Report on Form 10-K, filed on February 16, 2024, for an explanation of Distributable Earnings, including a reconciliation to the relevant GAAP measure. This performance measure may not have been the most important financial performance measure for years 2022 and 2021 and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the four most recently completed fiscal years.

72	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
2023 PAY VERSUS PERFORMANCE TABLE
PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Company TSR

Fiscal Year

PEO Compensation Actually Paid - Eckel
PEO Compensation Actually Paid - Lipson
Average Non-PEO NEO Compensation Actually Paid
Hannon Armstrong Sustainable Infrastructure Capital, Inc. TSR
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the four most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income

Fiscal Year

PEO Compensation Actually Paid - Eckel
PEO Compensation Actually Paid - Lipson
Average Non-PEO NEO Compensation Actually Paid
Hannon Armstrong Sustainable Infrastructure Capital, Inc. Net Income

HASI Proxy Statement 2024	73

EXECUTIVE COMPENSATION
2023 PAY VERSUS PERFORMANCE TABLE
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Distributable EPS
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and Distributable EPS during the four most recently completed fiscal years.
PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Distributable EPS

Fiscal Year

PEO Compensation Actually Paid - Eckel	PEO Compensation Actually Paid - Lipson
Average Non-PEO NEO Compensation Actually Paid	Distributable EPS
Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the four most recently completed fiscal years to that of the FTSE NAREIT All Equity REIT Index and the ALPS Clean Energy ETF over the same period.
Comparison of Cumulative TSR of Hannon Armstrong Sustainable
Infrastructure Capital, Inc., FTSE NAREIT All Equity REIT Index and ALPS Clean Energy ETF

Hannon Armstrong Sustainable Infrastructure Capital, Inc. TSR	FTSE NAREIT All Equity REIT Index TSR	ALPS Clean Energy ETF

74	HASI Proxy Statement 2024

EXECUTIVE COMPENSATION
2023 PAY VERSUS PERFORMANCE TABLE
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and Non-PEO NEOs for 2023 to Company performance. The measures in this table are not ranked.

Distributable EPS TSR Distributable ROE

HASI Proxy Statement 2024	75

Proposal No. 4
Reincorporation to Delaware Corporation
Introduction
Our board of directors has declared it advisable to, and recommends that our stockholders approve a proposal to, convert the Company from a Maryland corporation to a Delaware corporation under the name “HA Sustainable Infrastructure Capital, Inc.” in accordance with the Plan of Conversion attached to this proxy statement (the "Reincorporation"). In this proxy statement, we sometimes refer to the Company as a Maryland corporation before the Reincorporation as "HASI-Maryland" and the Company as a Delaware corporation after the Reincorporation as "HASI-Delaware."
Assuming the stockholders approve this proposal and the Reincorporation becomes effective, the principal effects immediately following the Reincorporation will be that:
•the name of the Company following the Reincorporation will become "HA Sustainable Infrastructure Capital, Inc.";
•the Company will become subject to Delaware corporation laws, and the Company's existing charter (the "Maryland Charter") and Bylaws (the "Maryland Bylaws," and together with the Maryland Charter, the "Maryland Organizational Documents") will be replaced by a new Delaware certificate of incorporation (the "Delaware Certificate") and bylaws (the "Delaware Bylaws," and together with the Delaware Certificate, the "Delaware Organizational Documents"), as more fully described below;
•HASI-Delaware will: (a) be deemed to be the same entity as HASI-Maryland for all purposes under Maryland and Delaware law, and (b) continue to have and succeed to all of the rights, privileges and powers of HASI-Maryland, except for the changes that result from being governed by Delaware law, the Delaware Certificate and the Delaware Bylaws;
•our capitalization will remain the same with each outstanding share of HASI-Maryland Common Stock automatically converting to represent an outstanding share of HASI-Delaware common stock;
•our Tax Benefits Preservation Plan will be terminated and the Delaware Certificate will include provisions also intended to reduce the risk of an “ownership change” under Section 382 of the Code; and
•other than the change in corporate domicile, the Reincorporation itself will not result in any change in the business, physical location, management, assets or liabilities of the Company, nor will it result in any change in the location of our current employees, including management.
Stockholders are urged to read this proposal carefully, including the attached exhibits, before voting on the Reincorporation proposal. The relevant appendices that should be reviewed along with this proposal are:
•Appendix A - Form of Plan of Conversion
•Appendix B - Delaware Certificate
•Appendix C - Delaware Bylaws
The following discussion summarizes certain material provisions of the proposed Reincorporation. This summary is subject to and qualified in its entirety by the full texts of the Plan of Conversion, Delaware Certificate and Delaware Bylaws in the forms attached as appendices to this Proxy Statement. Copies of the Maryland Organizational Documents are publicly available as exhibits to reports we have previously filed with the SEC.

Our board of directors recommends a vote FOR the Reincorporation.

Mechanics of Reincorporation
The Reincorporation will be effected by a conversion of the Company into a Delaware corporation under the Plan of Conversion to be approved by HASI-Maryland in accordance with Section 3-901 et seq. of the Maryland General Corporation Law (the "MGCL") and Section 265 of the Delaware General Corporation Law (the "DGCL").
Among other things, the Plan of Conversion provides that the Company will convert into a Delaware corporation and become subject to Delaware law. By virtue of the conversion, all of the rights, privileges and powers of HASI-Maryland, as well as all assets and liabilities belonging HASI-Maryland immediately prior to the Reincorporation,

76	HASI Proxy Statement 2024

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
AUTOMATIC CONVERSION OF SECURITIES
will remain the rights, privileges, powers, assets and liabilities of HASI-Delaware following the consummation of the Reincorporation. The consolidated financial condition and results of operations of HASI-Delaware immediately after consummation of the Reincorporation will be the same as those of HASI-Maryland immediately prior to consummation of the Reincorporation.
The Plan of Conversion requires that filings be made with the State Department of Assessments and Taxation of Maryland and the Secretary of State of the State of Delaware, including: (1) filing articles of conversion in Maryland, and (2) filing in Delaware: (i) a certificate of conversion and (ii) the Delaware Certificate. Approval of the Reincorporation will also constitute approval of the forms of each of the Plan of Conversion and the Delaware Certificate, in each case, in the forms appended to this proxy statement as exhibits. Pursuant to the Plan of Conversion, the Company will also take all other actions and make all other filings necessary to complete the Reincorporation, including updating local, state and federal regulatory and licensing bodies.
The Plan of Conversion has been unanimously approved by our board of directors and may be amended or modified prior to consummation of the Reincorporation, provided that the amendment or modification does not materially alter or change the terms and conditions of the Plan of Conversion in a manner that adversely affects the Company's stockholders. The Reincorporation may also be delayed by our board of directors, and the Plan of Conversion may be terminated or abandoned at any time prior to consummation of the Reincorporation, depending on the facts and circumstances at the time. However, at present, if the Company's stockholders approve this Proposal 4 at the Annual Meeting, the Company intends to consummate the Reincorporation as soon as practicable thereafter.
Automatic Conversion of Securities
Concurrent with the consummation of the Reincorporation, each outstanding share of Common Stock of HASI-Maryland will automatically convert into one share of common stock of HASI-Delaware and each outstanding option, warrant or other right to acquire shares of HASI-Maryland Common Stock or HASI-Maryland preferred stock will constitute an option, warrant or other right to acquire an equal number of shares of HASI-Delaware common stock or HASI-Delaware preferred stock. HASI-Maryland share certificates and book-entry positions will automatically represent shares and book-entry positions of HASI-Delaware upon the effectiveness of the Reincorporation. Stockholders who hold HASI-Maryland share certificates will not be required to surrender or exchange those share certificates in connection with the Reincorporation.
Following the consummation of the Reincorporation, the Company's common stock will remain listed on the New York Stock Exchange under the symbol "HASI" and Equiniti Trust Company, LLC will continue to be the transfer agent and registrar for the Company's common stock. Additionally, all registration statements of HASI-Maryland on file with the SEC immediately prior to the Reincorporation will continue to relate to HASI-Delaware.
No Changes to Equity Incentive Plans
Upon effectiveness of the Reincorporation, all of the Company’s equity incentive plans will be continued by HASI-Delaware, and each equity-based award issued and outstanding pursuant to such equity incentive plans will automatically convert into an equity-based award with respect to the same number of shares of HASI-Delaware, upon the same terms and subject to the same conditions as set forth in the applicable plan under which the award was granted and in the agreement reflecting the award. Approval of the Reincorporation would constitute approval of the assumption of these equity incentive plans by HASI-Delaware. Assuming the Reincorporation is approved, HASI-Delaware will continue HASI-Maryland’s other employee benefit arrangements upon the terms and subject to the conditions currently in effect.

HASI Proxy Statement 2024	77

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
NO CHANGES TO OPERATING PARTNERSHIP
No Changes to Operating Partnership
There will be no changes to the operating partnership, which is a Delaware limited partnership, upon the effectiveness of the Reincorporation. All outstanding partnership interests of the operating partnership immediately prior to the Reincorporation will continue to be outstanding following the effectiveness of the Reincorporation without change, including any redemption features of such interests.
Principal Reasons for Reincorporation
Because state corporate law governs the internal affairs of a corporation, choice of a state domicile is an extremely important decision for a public company. Management and boards of directors of corporations look to state corporate law, and judicial interpretations of state corporate law, to guide their decision-making on many key issues, including determining appropriate governance policies and procedures, understanding their duties to stockholders and evaluating key strategic alternatives for a corporation, including mergers, acquisitions and divestitures. Our board of directors and management believe that it is important for us to be able to draw upon well-established principles of corporate governance in making legal and business decisions. The primary purpose for effecting the Reincorporation is the prominence and predictability of Delaware corporate law, which provides a reliable foundation on which our governance decisions can be based. We believe that our stockholders will benefit from the predictability of Delaware corporate law and the responsiveness of the Delaware judiciary to their needs and to the needs of the corporation they own.
The principal factors our board of directors considered in deciding to pursue and recommending that our stockholders approve the proposed Reincorporation are summarized below:
•greater predictability, flexibility and responsiveness of Delaware law to corporate needs;
•access to specialized courts;
•enhanced ability of Delaware corporations to attract and retain directors and officers; and
•greater certainty with respect to indemnification and limitation of liability for directors and officers.
Predictability, Flexibility and Responsiveness of Delaware Law. Delaware has adopted comprehensive and flexible corporate laws that are updated regularly to meet changing business circumstances. The Delaware General Assembly each year considers statutory amendments to the DGCL that the Corporation Law Section of the Delaware State Bar Association proposes in an effort to ensure the DGCL continues to be responsive to the changing needs of businesses. The Delaware legislature is therefore seen as sensitive to and experienced in addressing issues regarding corporate law and is especially responsive to developments in modern corporate law. The Delaware Secretary of State is viewed as particularly flexible and responsive in its administration of the filings required for mergers, acquisitions and other corporate transactions. While most publicly held real estate investment trusts are formed under Maryland law, Delaware has become a preferred domicile for many major American corporations and its corporate law and administrative practices have become comparatively well-known and widely understood. In addition, Delaware case law provides a well-developed body of law defining the duties and decision-making processes expected of boards of directors in evaluating potential or proposed extraordinary corporate transactions. As a result of these factors, after the termination of our election to be treated as a real estate investment trust for U.S. federal income tax purposes, it is anticipated that Delaware law provides more efficiency, predictability and flexibility in our legal affairs than is presently available under Maryland law.
Access to Specialized Courts. Cases involving corporate law issues are adjudicated in a specialized Chancery Court in Delaware and the Delaware Supreme Court, which are each highly regarded. These courts have developed considerable expertise in dealing with corporate legal issues, as well as a substantial and influential body of case law construing Delaware's corporate law and has streamlined procedures and processes that help provide relatively quick decisions.
Enhanced Ability to Attract and Retain Directors and Officers. We are in a competitive industry and we compete for talented individuals to serve on our management team and on our board of directors. The majority of public companies are incorporated in Delaware. Not only is Delaware law more familiar to directors, it also offers greater certainty and stability from the perspective of those who serve as corporate officers and directors. We believe that the better understood and comparatively stable corporate environment afforded by Delaware law would enable us to compete more effectively with other public companies in the recruitment of talented and experienced directors and officers.

78	HASI Proxy Statement 2024

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
CERTAIN RISKS ASSOCIATED WITH THE REINCORPORATION
More Certainty Regarding Indemnification and Limitation of Liability for Directors. In general, both Maryland and Delaware permit a corporation to include a provision in its charter which reduces or limits the monetary liability of directors and officers for breaches of fiduciary duties, subject to certain exceptions further discussed in the table below under "Limitation on Liability." We believe that Delaware case law regarding a corporation's ability to limit director and officer liability and to indemnify and advance litigation expenses to directors and officers is more developed and provides more guidance than Maryland case law.
Certain Risks Associated With the Reincorporation
Notwithstanding the belief of our board of directors as to the benefits to our stockholders of the Reincorporation, there can be no assurance that the Reincorporation will result in the benefits discussed in this proxy statement, including the benefits of or resulting from reincorporation in the State of Delaware, the ability to attract and retain qualified directors and officers or certain changes in our corporate governance.
Anti-takeover Implications
Delaware, like many other states (including Maryland), permits a corporation to include in its certificate of incorporation or bylaws or to otherwise adopt measures that may have the effect of reducing a corporation's vulnerability to unsolicited takeover attempts. Certain provisions of Delaware law and Maryland law may have a similar effect. Our board of directors, however, is not proposing the Reincorporation to prevent a change in control of the Company and is not aware of any current attempt by any person to acquire control of the Company or to obtain representation on our board of directors.
Select Comparison of Organizational Documents and Applicable Law
In connection with this proposal, our board of directors has sought to maintain intact the existing material rights of the Company's stockholders. The following is a comparison of certain provisions in the Company's proposed Delaware Organizational Documents and comparable provisions in the Maryland Organizational Documents, as well as certain provisions of the DGCL and comparable applicable provisions of the MGCL. These comparisons summarize certain differences that stockholders may deem important, but are not intended to list all differences and are qualified in their entirety by reference to those documents and to the MGCL and DGCL, respectively.
The following chart should be read with reference to the MGCL and DGCL. Stockholders are encouraged to read the Delaware Certificate and the Delaware Bylaws in their entirety and to compare them to the current Maryland Organizational Documents.

HASI Proxy Statement 2024	79

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Name	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	HASI Inc.
Number of Authorized Shares	450,000,000 authorized shares of common stock and 50,000,000 authorized shares of preferred stock.	No change.
Common Stock Voting Rights	One vote per share.	No change.
Cumulative Voting Rights	Under the Maryland Charter, the holders of common stock do not have cumulative voting rights in the election of directors.	No change.
Blank Check Preferred Stock
The Maryland Charter provides that our board of directors may create and issue new series of preferred stock from the authorized but unissued shares of common stock or preferred stock and set the powers, preferences and rights and the qualifications, limitations and restrictions of such series (without a vote of the stockholders).
No change.
Amendments to Charter to Increase or Decrease Authorized Capital
Our board of directors, with the approval of a majority of our entire board of directors and without any action by the stockholders, may amend the Maryland Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that HASI-Maryland has authority to issue.

Under the DGCL, amendments to the certificate of incorporation to increase or decrease the authorized number of shares of the capital stock shall be approved and declared advisable by our board of directors and (i) so long as the shares of such class being increased or decreased are listed on a national securities exchange immediately before such amendment becomes effective and meet the listing requirements of such national securities exchange relating to the minimum number of holders immediately after the amendment becomes effective, by the stockholders by a majority of the votes cast or (ii) by the stockholders by the affirmative vote of the holders of a majority of the outstanding shares entitled to vote thereon. The amendment shall also be approved by a separate class vote of the holders of the class of shares being increased or decreased unless the certificate of incorporation expressly opts out of such class vote.
The Delaware Certificate opts out of the separate class vote.

Class Voting Rights	The MGCL does not require mandatory class voting rights.
Under the DGCL, an amendment to a corporation’s certificate of incorporation generally requires a board resolution declaring the advisability of the amendment and approval by the holders of a majority of the outstanding shares of stock entitled to vote thereon, unless the certificate of incorporation requires a greater vote. If the proposed amendment would increase or decrease the aggregate number of authorized shares of a class of stock, increase or decrease the par value of the shares of such class or change the powers, preferences or special rights of the shares so as to affect them adversely, the holders of a majority of the outstanding shares of such class shall be entitled to vote as a class upon the proposed amendment.
As described above in “Amendments to Charter to Increase or Decrease Authorized Capital,” the Delaware Certificate includes a provision opting out of the separate class vote for increases or decreases to the authorized number of shares of common stock and preferred stock.

80	HASI Proxy Statement 2024

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Stockholder Action by Consent
The MGCL permits holders of common stock to take action by less than unanimous written consent without a meeting only if authorized by the charter.
The Maryland Charter provides that stockholders may act by consent if unanimous.

Under the DGCL, unless the certificate of incorporation provides otherwise, any action to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consent to the action in writing or by electronic transmission and such consent or consents are delivered to the corporation in accordance with Delaware law.
The Delaware Certificate provides that subject to the terms of any series of preferred stock that expressly permits the holders of such series to act by consent, any action that may be taken at any meeting of the stockholders may not be taken or effected by the consent of stockholders in lieu of a meeting.

Size of the Board	The number of directors is determined by our board of directors.	No change.
Vacancies and Newly Created Directorships	We have elected in the Maryland Charter to be subject to provisions of the MGCL that provide that vacancies on our board of directors may be filled only by the remaining directors.	The Delaware Certificate provides that vacancies and newly created directorships may only be filled by our board of directors.
Extraordinary Actions (Dissolution, merger, consolidation, conversion, sale of all or substantially all of the assets and statutory share exchange)
The dissolution, merger, consolidation, conversion or sale of all or substantially all of the assets or stock of HASI-Maryland, or a statutory share exchange of HASI-Maryland’s stock must be declared advisable by our board of directors and approved by the affirmative vote of stockholders entitled to cast a majority of all votes entitled to be cast on the matter. Abstentions and broker non-votes will have the effect of a vote against any such proposal.

Under the DGCL, generally, a merger, consolidation, conversion, sale of all or substantially all of a corporation’s assets (other than a sale to a wholly owned subsidiary) or dissolution must be approved by the corporation’s board of directors and the holders of a majority in voting power of the outstanding shares entitled to vote unless the certificate of incorporation provides for a higher voting standard.
The Delaware charter does not contain any higher voting standard with respect to such transactions.

Authorization by our Board of Directors of Stock Issuances	Our board of directors may authorize the issuance of stock or rights for such consideration as determined by our board of directors.	No change.
Preemptive and Appraisal Rights
The holders of stock do not have preemptive rights and are not entitled to appraisal rights unless our board of directors determines appraisal rights apply to one or more transactions in which stockholders would otherwise be entitled to exercise appraisal rights.

The DGCL provides that, unless otherwise provided in the certificate of incorporation, stockholders do not have preemptive rights. The Delaware Charter does not provide for preemptive rights for stockholders.
The DGCL provides that stockholders have appraisal rights with respect to certain transactions such as certain mergers, consolidations, conversions and domestications.

Director Removal	Directors may be removed, with or without cause, by the vote of the holders of at least two-thirds of the shares entitled to vote in the election of directors.
Under the DGCL, except where the board of directors is classified or the certificate of incorporation provides for cumulative voting, a director may be removed with or without cause by the holders of a majority in voting power of the shares entitled to vote at an election of the directors, unless the certificate of incorporation provides for a higher voting standard.
The Delaware Charter provides that directors may be removed, with or without cause, by the vote of the holders of at least two-thirds of the shares entitled to vote in the election of directors.

HASI Proxy Statement 2024	81

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Amendments to Charter
The Maryland Charter may generally be amended by our board of directors and the stockholders entitled to cast a majority of all votes entitled to be cast on the matter, except that certain amendments to the provisions of the Maryland Charter related to the removal of directors, and the vote required to amend such provision, must be approved by stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the amendment. Our board of directors, without stockholder approval, may amend the Maryland Charter to (i) change the name of HASI-Maryland, (ii) change the name or other designation or par value of any class or series of stock, (iii) change the aggregate par value of HASI-Maryland’s authorized stock or (iv) effect reverse stock splits so long as the combination of shares of stock is at a ratio of not more than 10 shares of stock into one share of stock, in the aggregate, over any 12-month period.

Under the DGCL, an amendment to a corporation’s certificate of incorporation generally requires a board resolution declaring the advisability of the amendment and approval by the holders of a majority of the outstanding shares of stock entitled to vote thereon, unless the certificate of incorporation requires a greater vote. In certain circumstances, the DGCL may require a separate class vote for certain amendments to the certificate of incorporation as described above in “Class Voting Rights.” In addition, in certain circumstances, the DGCL may require a different vote for certain amendments as described above in “Amendments to Charter to Increase or Decrease Authorized Capital.” Unless otherwise provided in the certificate of incorporation, the board of directors, without a stockholder vote, may approve amendments to the certificate of incorporation to (i) change the name of the corporation, (ii) delete provisions of the original certificate of incorporation related to the incorporator and the initial board, (iii) delete provisions that were previously necessary to effect a change, exchange, reclassification, subdivision, combination or cancellation of stock or (iv) subject to certain exceptions, effect a forward stock split (including a proportionate increase the number of authorized shares).
The Delaware Charter does not provide for a greater vote to approve amendments to the Delaware Charter than is required by the DGCL.

Amendments to Bylaws
Under the MGCL, the exclusive power to change the bylaws may be vested in the stockholders, vested in the board of directors or shared by both groups.
The Maryland Bylaws may be amended, altered or repealed by the affirmative vote of the holders of a majority of all votes entitled to be cast on the matter (provided that stockholders may not amend the provisions related to indemnification or requirements to amendment the Maryland Bylaws) or by a majority of our board of directors.

Under the DGCL, the power to amend the bylaws is vested in the stockholders and, although the certificate of incorporation may also give the board of directors the authority to unilaterally amend the bylaws, the stockholders may not be divested of their ability to amend the bylaws.
The Delaware Charter gives the board of directors the authority to unilaterally amend, alter or repeal the Delaware Bylaws. The Delaware Charter provides that the stockholders may also adopt, amend or repeal the Delaware Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon, provided, however, that the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock entitled to vote thereon shall be required for the stockholders to adopt, amend or repeal Article IX (Indemnification and Advancement of Expenses) or Article XI (Amendment of Bylaws) of the Delaware Bylaws or any provision inconsistent therewith.

Rights Agreements
Maryland has legislatively validated stockholder rights plans. Under the MGCL, a board of directors of a Maryland corporation may, in its sole discretion, set the terms and conditions of rights, options or warrants under a stockholder rights plan and issue rights, options or warrants under a stockholder rights plan to designated persons or classes of persons.
HASI-Maryland has adopted the Tax Benefits Preservation Plan as further discussed in this proxy statement and the Series A Junior Participating Preferred Stock was classified and designated by our board of directors in connection therewith.

While the DGCL does not include a statutory provision expressly permitting stockholder rights agreements, such agreements have generally been upheld by decisions of courts applying Delaware law.
If the Reincorporation is approved, the Tax Benefits Preservation Plan will be terminated immediately prior to the Reincorporation. See “Tax Benefits Preservation Provisions of the Delaware Charter” below.

82	HASI Proxy Statement 2024

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Duties of Directors
Under Maryland law, the standard of conduct for directors of HASI-Maryland is governed by statute and applies to all actions by our board of directors or a committee of our board of directors. A director of HASI-Maryland must perform his or her duties: (i) in good faith; (ii) in a manner the director reasonably believes to be in the interests of the corporation; and (iii) with the care that an ordinarily prudent person in a like position would use under similar circumstances.
Under Delaware law, a corporation’s directors are charged with fiduciary duties of care and loyalty. The duty of care requires that directors act in an informed and deliberate manner and inform themselves, prior to making a business decision, of all relevant material information reasonably available to them. The duty of loyalty may be summarized as the duty to act in good faith, not out of self-interest, and in a manner which the director reasonably believes to be in the best interests of the corporation and its stockholders.
Limitation of Liability
Directors and officers are not liable to HASI-Maryland or its stockholders for money damages, except for liability resulting from actual receipt of an improper benefit or profit in money, property or services or from active and deliberate dishonesty that is established by a final judgment and is material to the cause of action, which is the maximum extent permitted by Maryland law.

The DGCL permits corporations to adopt provisions in its certificate of incorporation limiting or eliminating certain monetary liability of directors and officers to the corporation or its shareholders. However, a corporation may not limit the liability of (i) a director or officer for breaching the duty of loyalty to the corporation or its stockholders; (ii) a director or officer for acts or omissions that are not in good faith or that involve intentional misconduct or a knowing violation of law; (iii) a director or officer for any transaction in which a director or officer derived an improper personal benefit; (iv) a director for paying an unlawful dividend or approving an unlawful stock repurchase or (v) an officer for any derivative action.
The Delaware Certificate provides that the director or officer of the corporation shall not be liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as it currently exists or as it may be amended in the future.

Annual Meetings of Stockholders	Pursuant to the MGCL, an annual meeting of stockholders is required to be held during each year to elect directors and to transact any other business.
Under the DGCL, annual meetings of stockholders shall be held for the election of directors on a date and time designated by or in the manner provided in the bylaws. If there is a failure to hold an annual meeting for a period of 13 months after the last annual meeting of stockholders, a stockholder or director may apply to the Court of Chancery to order that a meeting be held.
The Delaware Bylaws provided that annual meetings shall be held on the date and the time set by the board.

Special Meetings of Stockholders	A majority of the stockholders can request that HASI-Maryland call a special meeting by providing the notice and information required by the Maryland Bylaws.	A majority of the stockholders can request that HASI-Delaware call a special meeting by providing the notice and information required by the Delaware Bylaws.
Voting Standard for Election of Directors	Plurality of the votes cast; however, HASI-Maryland has implemented a Majority Vote Policy.	No change.
Voting Standard for All Other Matters	Majority of the votes cast. Abstentions and broker non-votes are not votes cast, and will have no effect on the outcome of the vote on a matter approved by a majority of the votes cast.
The Delaware Bylaws provide that unless a different or minimum vote is required by the Delaware Articles, the Delaware Bylaws, the rules or regulations of any stock exchange applicable to the Company, or any law or regulation applicable to the Company or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting.

HASI Proxy Statement 2024	83

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Advance Notice of Stockholder Nominees or Other Business
The Maryland Bylaws provide that a stockholder seeking to make a nomination or propose other business before a meeting of stockholders must submit a notice 150-120 days prior to the anniversary of the date that HASI-Maryland first mailed its proxy statement for the prior year’s annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding annual meeting of stockholders, to be timely, notice by the stockholder must be received 150-120 days prior to the date of such meeting, or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must include certain information and otherwise comply with the requirements set forth in the Maryland Bylaws.

The Delaware Bylaws provide that a stockholder seeking to make a nomination or propose other business before a meeting of stockholders must submit a notice 150-120 days prior to the anniversary of the date that the Corporation first mailed its proxy statement for the prior year’s annual meeting; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or more than 70 days after the anniversary of the date of the preceding annual meeting of stockholders, to be timely, notice by the stockholder must be received not earlier than the 150th day prior to the annual meeting and not later than the later of the 120th day prior to the annual meeting and the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made. The notice must include certain information and otherwise comply with the requirements set forth in the Delaware Bylaws.

Quorum
Board of directors. A majority of all of the directors constitutes a quorum for the transaction of business with respect to our board of directors.
Stockholders. At any meeting of stockholders, the presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at such meeting on any matter shall constitute a quorum for the transaction of any business. Abstentions and broker non-votes, if any, on any proposal to be voted on at a stockholders meeting are considered present for the purpose of determining a quorum.

Board of directors. A majority of all of the directors constitutes a quorum for the transaction of business with respect to the board of directors.
Stockholders. Under the Delaware Bylaws, the presence of holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting constitutes a quorum.

Adjournment
The chairman of the meeting may adjourn the meeting to a date which is not more than 120 days after the original record date for the meeting without notice other than either announcement (i) at the meeting or (ii) through means announced at the meeting. At the adjourned meeting, stockholders may transact any business that might have been transacted at the original meeting.

The Delaware Bylaws provide that the chairman of the meeting or stockholders present may adjourn the meeting whether or not a quorum is present. The meeting may be adjourned for not more than 30 days without notice if the time and place thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL (unless a new record date is set for the meeting, in which case, a new notice must be sent).

Transfer Restrictions; Ownership Limitations	None; however, in November 2023 HASI-Maryland adopted a Tax Benefits Preservation Plan.	See, “Tax Benefits Preservation Provisions of the Delaware Charter” below.

84	HASI Proxy Statement 2024

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Anti-Takeover Statutes
Business Combinations. HASI-Maryland is subject to the “business combination” provisions of the MGCL that, subject to certain limitations, prohibit business combinations between HASI-Maryland and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of our then outstanding voting stock or an affiliate or associate of HASI-Maryland who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of HASI-Maryland’s then outstanding voting stock) or an affiliate thereof for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, impose fair price and/or supermajority stockholder voting requirements on these combinations. Our board of directors has exempted business combinations that are approved, in advance, by our board of directors (including a majority of the directors of HASI-Maryland who are not affiliates or associates of the counterparty to the business combination), but our board of directors may amend or revoke the exemption at any time.
Control Share Acquisition Act. The “control share” provisions of the MGCL provide that, subject to certain exemptions, a holder of “control shares” of a Maryland corporation (shares which, when aggregated with all other shares controlled by the stockholder (except solely by virtue of a revocable proxy), entitle the stockholder to exercise one of three increasing ranges of voting power in electing directors) acquired in a “control share acquisition” (the direct or indirect acquisition of ownership or control of issued and outstanding “control shares”) has no voting rights with respect to such shares except to the extent approved by stockholders, by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter and excluding votes entitled to be cast by the acquirer of control shares, HASI-Maryland’s officers and directors who are also HASI-Maryland’s employees. HASI-Maryland has elected to be exempt from the Maryland Control Share Acquisition Act, but our board of directors may amend or revoke the exemption at any time.
Subtitle 8. The “unsolicited takeover” provisions of Title 3, Subtitle 8 of the MGCL (“Subtitle 8”) permit the board of directors, without stockholder approval and regardless of what is currently provided in the Maryland Organizational Documents, to implement certain takeover defenses, including a classified board, at any time without stockholder approval. HASI-Maryland may, without approval of its stockholders, elect to be subject to the provision of Subtitle 8 that would cause the board of directors to be divided into three classes.

Section 203 of the DGCL is a statutory prohibition on public Delaware corporations from engaging in any “business combination” (defined to include, among other things, a merger, consolidation, or other transaction, including a sale, lease, or other disposition of assets with an aggregate market value equal to 10% or more of the aggregate market value of the corporation) with any “interested stockholder” (defined generally as a person owning 15% or more of the corporation’s voting stock) for a period of three years following the time that such stockholder became an interested stockholder, unless approvals in accordance with Section 203 are obtained. However, a corporation can opt-out of Section 203 in its charter. The Company has not opted-out of Section 203 in the Delaware Charter.

Record Date
Under the MGCL, a record date may be fixed by either the bylaws or a board of directors, but must not be more than 90 days (and, in the case of a meeting of stockholders, not less than ten days) prior to the date on which the action requiring the determination will be taken.
The Maryland Bylaws provide that the record date for a meeting of stockholders shall not be more than 90 or fewer than 10 days before the meeting and that the record date for other matters shall not be more than 90 days before the applicable matter.

Under the DGCL, a board of directors may fix a record date, which may not precede the date upon which the resolution fixing the record date is adopted by the board of directors and which shall not be more than 60 days (and, in the case of a meeting of stockholders, not less than 10 days) prior to the meeting or the taking of any other lawful action.
The Delaware Bylaws provide that a record date for a meeting of stockholders shall not be more than 60 days or fewer than 10 days before the meeting and that the record date for other matters shall not be more than 60 days before the applicable matter.

HASI Proxy Statement 2024	85

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Authorization of Dividends and Other Distributions
Pursuant to the MGCL and the Maryland Charter, and subject to the preferential rights of any outstanding shares of preferred stock, HASI-Maryland may make distributions in respect of any of its shares, when, as and if authorized by the board of directors, unless, after the distribution, HASI-Maryland would not be able to pay its debts as they become due in the usual course of business or HASI-Maryland’s total assets would be less than the sum of its total liabilities, plus, if required by the terms of any class or series of stock senior to the shares receiving such distribution, the aggregate liquidation preference of such class or series of stock.
Alternatively, HASI-Maryland may make distributions out of (i) the net earnings for the fiscal year in which the distribution is made; (ii) its net earnings for the preceding fiscal year; or (iii) the sum of its net earnings for the preceding eight fiscal quarters, so long as, after giving effect to the distribution, HASI-Maryland will be able to pay its debts as they become due in the ordinary course of its business.
In determining whether a distribution is permitted, the board of directors may rely either on (i) financial statements prepared on the basis of accounting practices and principles that are reasonable under the circumstances; or (ii) a fair valuation or other method that is reasonable under the circumstances.

The DGCL permits a corporation to declare dividends out of the corporation’s surplus, and if there is no surplus, dividends may be paid out of the “net profits” of the corporation “for the fiscal year in which the dividend is declared and/or the preceding fiscal year,” unless the capital of the corporation becomes impaired thereby has been diminished to an amount less than the aggregate amount of capital represented by the issued and outstanding stock having a preference on the distribution of assets.
The Delaware Bylaws provide that subject to limitations contained in DGCL and the Delaware Certificate, our board of directors may declare and pay dividends upon the shares of stock of the Company, which dividends may be paid either in cash, in property or in shares of the stock of the Company as determined by our board of directors.

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PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
SELECT COMPARISON OF ORGANIZATIONAL DOCUMENTS AND APPLICABLE LAW

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Indemnification and Advancement of Expenses
As permitted under Maryland law, the Maryland Organizational Documents require HASI-Maryland to indemnify and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding, without requiring a preliminary determination as to the ultimate entitlement to indemnification, to: (i) any present or former director or officer; (ii) any individual who, while a director or officer and at HASI-Maryland’s request, serves or has served as a director, officer, partner, manager, managing member or trustee of another corporation, real estate investment trust, partnership, limited liability company, joint venture, trust, employee benefit plan or any other enterprise; and (iii) any individual who served any predecessor of HASI-Maryland, including Hannon Armstrong Capital, LLC, in a similar capacity, in each case, who is made or threatened to be made a party to or witness in the proceeding by reason of his or her service in such capacity, unless it is established that:
•the act or omission of the director or officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
•the director or officer actually received an improper personal benefit in money, property or services; or
•in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful.
In addition, HASI-Maryland may not indemnify a director or officer for an adverse judgment in a suit by or on behalf of HASI-Maryland, or if the director or officer was adjudged liable on the basis that personal benefit was improperly received, unless, in either case, a court orders indemnification, and then only for expenses.
HASI-Maryland may advance reasonable expenses to a director or officer only upon receipt of:
•a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by HASI-Maryland; and
•a written undertaking, which may be unsecured, by the director or officer or on the director’s or officer’s behalf to repay the amount paid if it is ultimately determined that the standard of conduct has not been met.

The DGCL permits a corporation to indemnify its directors, officers, employees and agents from expenses and losses arising out of litigation arising by reason of the person’s service to the corporation or to another entity at its request, including, in certain circumstances, litigation by or in the right of the corporation so long as the person acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and, in the case of criminal proceedings, had no reasonable cause to believe that his or her conduct was unlawful. A corporation must indemnify an officer or director to the extent the person is successful on the merits or otherwise in defense of an action, suit or proceeding. Unless judicially authorized, corporations may not indemnify a person in connection with a proceeding by or in the right of the corporation in which the person was adjudged liable to the corporation. The DGCL, under certain circumstances, permits corporations to advance expenses to their officers or directors prior to conclusion of the litigation. The DGCL requires officers and directors to undertake to repay advanced expenses if it is ultimately determined that the party is not entitled to be indemnified by the corporation.
The Delaware Bylaws provide for mandatory indemnification and advancement of expenses for its directors and officers.
The indemnification agreements by and between the Company and each of our directors and executive officers are expected to be amended or replaced as necessary following the Reincorporation.

HASI Proxy Statement 2024	87

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
TAX BENEFITS PRESERVATION PROVISIONS OF THE DELAWARE CHARTER

	HASI-Maryland (pre-Reincorporation and qualified by the MGCL)	HASI-Delaware (post-Reincorporation and qualified by the DGCL)
Exclusive Forum	Under Maryland law, a corporation may designate certain jurisdictions as the exclusive forum for certain claims. The Maryland Organizational Documents do not contain an exclusive forum provision.
Delaware courts have upheld the right of Delaware corporations to include forum selection provisions in their certificate of incorporation or bylaws. Such provisions normally provide that shareholders bringing (i) derivative claims or claims alleging breaches of fiduciary duties arising from the DGCL or otherwise implicating the internal affairs of the corporation be brought exclusively in Delaware state or federal courts or (ii) claims arising under the Securities Act of 1933 be brought exclusively in the federal courts.
The Delaware Bylaws include a Delaware forum selection provision providing that the exclusive forum for litigation involving intra-corporate claims is the Delaware Court of Chancery (or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware) and a federal forum selection provision providing that the federal courts are the sole and exclusive forum for causes of action arising under the Securities Act of 1933.

Franchise Taxes	None.
Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $250,000, based on the number of authorized shares of capital stock or, in the alternative, based on an equation consisting of the number of issued shares and the total gross assets of the corporation.

Stockholder Inspection Rights
Any stockholder may inspect and copy during usual business hours: (i) the bylaws; (ii) minutes of the proceedings of the stockholders; (iii) the annual statement of affairs; and (iv) any voting trust agreements deposited with HASI-Maryland at its principal office in accordance with the MGCL.
One or more persons who together are and for at least six months have been stockholders of record or holders of voting trust certificates of at least 5% of the outstanding stock of any class or series may (i) in person or by agent, on written request, inspect and copy during usual business hours HASI-Maryland’s books of account and stock ledger, (ii) present to any officer or resident agent of HASI-Maryland a written request for a statement of its affairs and (iii) if HASI-Maryland does not maintain the original or a duplicate stock ledger at its principal office, present to any officer or resident agent of HASI-Maryland a written request for a list of stockholders.

Under the DGCL, stockholders are permitted to examine and make extracts from the corporation’s books and records for a proper purpose. Under the DGCL, a stockholder seeking to inspect the books and records of the corporation must: (1) make a demand in writing and under oath stating a proper purpose for such inspection and (2) the stated purpose be reasonably related to such person’s interest as a stockholder. If the corporation refuses to permit the inspection or does not reply to the demand within five business days after the demand has been made, the stockholder may apply to the Court of Chancery for an order to compel inspection.

Tax Benefits Preservation Provisions of the Delaware Charter
In November 2023, we entered into a Tax Benefits Preservation Plan (the “Tax Benefits Preservation Plan”) with Equiniti Trust Company, LLC, in its capacity as Rights Agent. The Tax Benefits Preservation Plan is intended to reduce the risk that our ability to use our net operating losses (“NOLs”) and certain other tax benefits will become substantially limited as the result of an “ownership change” within the meaning of Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury regulations promulgated thereunder.

As of December 31, 2023, we had approximately $666 million of gross federal NOLs, $87 million of which begin to expire in 2034 and $579 million of which can be carried forward indefinitely, and $31 million of other tax credits available to reduce future federal tax liabilities.

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PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
TAX BENEFITS PRESERVATION PROVISIONS OF THE DELAWARE CHARTER
As of December 31, 2023, we had unused NOLs of $666 million and tax credits of approximately $31 million. Approximately $87 million of our NOLs will begin to expire in 2034. Of our NOLs, $579 million were added in taxable years after 2017 that are not subject to expiration, but are limited to 80% of taxable income. If we were to experience a change in control as defined in Section 382 of the Internal Revenue Code, our ability to utilize NOLs in the years after the change in control would be further limited. Similar rules and limitations may apply for state tax purposes as well.
In connection with the Tax Benefits Preservation Plan, we issued a dividend of one right (a “Right”) for each outstanding share of our Common Stock to all record holders of our Common Stock at the close of business on November 21, 2023. The Rights will expire upon the earliest to occur of: (i) the close of business on November 2, 2026 (the “Final Expiration Date”), (ii) the close of business on November 2, 2024, if approval of the Tax Benefits Preservation Plan by the Company’s stockholders has not been received prior to such date, (iii) the time at which the Rights are redeemed or exchanged as provided in the Tax Benefits Preservation Plan, (iv) the close of business on the date set by our board of directors following a determination by our board of directors that the Tax Benefits Preservation Plan is no longer necessary or desirable for the preservation of our tax benefits and (v) the close of business on the first day of a taxable year of the Company to which our board of directors determines that no tax benefits may be carried forward.
As part of the Delaware Charter, we have included provisions that are also intended to reduce the risk of an “ownership change” under Section 382 of the Code (the “Charter Tax Benefit Provisions”). The Charter Tax Benefit Provisions generally restrict any person or entity from attempting to transfer (which includes, among other things, sales, transfers, assignments and dispositions) any of our stock (or options, warrants or other rights to acquire our stock, or securities convertible or exchangeable into our stock, with certain exceptions), to the extent that transfer would, if effected, (i) result in an individual, entity, firm, corporation, estate, trust or other person or group of persons described in the Charter Tax Benefit Provisions as a "Person" (other than an Exempt Person or any Initial Substantial Shareholder, each within the meaning provided in the Charter) owning 4.8% or more of the Company's common stock (which the Charter Tax Benefit Provisions refer to as a “Prohibited Ownership Percentage”) or (ii) increase the ownership percentage of any Person that has a Prohibited Ownership Percentage, subject to certain exceptions. For this purpose, ownership generally includes constructive ownership determined under Section 382 of the Internal Revenue Code and beneficial ownership under the Securities Exchange Act of 1934. The Charter Tax Benefit Provisions do not restrict transfers that are sales by a Person that has a Prohibited Ownership Percentage, although they would generally restrict any transfers to the extent such transfer would cause the purported acquiror to have, or result in any Person or Public Group (within the meaning of the Charter) having, a Prohibited Ownership Percentage.
Some persons who are beneficial owners (as defined under the Securities Exchange Act of 1934) of 4.8% or more of our Common Stock are not “4.8-percent stockholders” (defined by reference to the definition of “5-percent shareholder” under Section 382) and hence would not affect our ownership shift for purposes of Section 382. These persons are subject to the ownership limits described above because most investors report ownership positions based on the Securities Exchange Act of 1934 definition and subjecting these investors to these ownership limits allows us to identify that investor, verify whether they are a 4.8% stockholder and make a determination as to how to proceed. We expect our board of directors to generally grant waivers, if requested, to allow purchases by persons that are subject to the ownership limits but are not treated as 4.8-percent stockholders by reference to Section 382 of the Internal Revenue Code.
The Charter Tax Benefit Provisions provide that any Transfer that violates the Charter Tax Benefit Provisions shall be null and void ab initio and shall not be effective to transfer any record, legal, beneficial or any other ownership of the number of shares which result in the violation of the Charter Tax Benefit Provisions (which are referred to as “Excess Shares”). The purported acquirer shall not be entitled to any rights as our stockholder with respect to the Excess Shares. Instead, the Excess Shares will be automatically transferred to an agent designated by us for the limited purpose of consummating an orderly arms-length sale of such shares. The net proceeds of the sale will be distributed to the purported transferee to the extent of the price it paid, and any additional amount will go to charity. The Charter Tax Benefit Provisions also provide us with various remedies to prevent or respond to a purported transfer which violates its provisions. In particular, the Charter Tax Benefit Provisions provide that any person who knowingly violates the Charter Tax Benefit Provisions, together with any persons in the same control group with such person, are jointly and severally liable to us for such amounts as will put us in the same financial position as we would have been if such violation had not occurred.
Waiver of the Charter Tax Benefit Provisions
Our board of directors would have the discretion to approve a transfer of stock that would otherwise violate the Charter Tax Benefit Provisions. In deciding whether to grant a waiver, our board of directors may seek the advice of counsel and tax experts with respect to the preservation of our federal and state tax attributes pursuant to Section 382 of the Internal Revenue Code. In addition, our board of directors may request relevant information from the

HASI Proxy Statement 2024	89

PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
REGULATORY APPROVAL
purported acquiror in order to determine compliance with the Charter Tax Benefit Provisions or the status of our federal and state income tax benefits. In considering a waiver, we expect our board of directors to consider such factors as:
•whether the purported acquiror is or would become a “5-percent shareholder” under Section 382 of the Internal Revenue Code as a result of the proposed transfer;
•the impact of the proposed transfer on our Section 382 shift in ownership percentage;
•the then existing level of our Section 382 shift in ownership percentage;
•the timing of the expected “roll-off” of our existing ownership shift;
•the economic impact of any Section 382 limitation that might result, taking into account factors such as our market capitalization and cash position;
•the impact on possible future issuances or purchases of our Common Stock by us; and
•any changes or expected changes in applicable tax law.
If our board of directors decides to grant a waiver, it may impose conditions on the acquirer or selling party. If the Charter Tax Benefit Provisions are adopted, we expect that proposed waivers could be submitted in writing to the Company, who will submit the matter to our board of directors.
Our board of directors believes that these provisions are necessary and appropriate due to (1) the large number of existing NOLs that can be carried forward indefinitely, (2) the likelihood of generating additional NOLs in future periods due to the nature of our business activities, and (3) the importance of offsetting our future tax liability.
Regulatory Approval
To the Company's knowledge, the only required regulatory or governmental approval or filings necessary in connection with the consummation of the Reincorporation would be the filing of articles of conversion with the State Department of
Assessments and Taxation of Maryland and the filing of a certificate of conversion and the Delaware Certificate with the Secretary of State of the State of Delaware.
Dissenters’ Rights
Under Maryland law and our charter, holders of HASI-Maryland Common Stock will not have any dissenters’ rights in connection with the Reincorporation.
Certain Federal Income Tax Consequences
The following discussion summarizes certain U.S. federal income tax consequences of the Reincorporation to holders of our Common Stock. The discussion is based on the Internal Revenue Code, regulations promulgated under the Internal Revenue Code by the U.S. Treasury Department, rulings, current administrative interpretations and official pronouncements of the Internal Revenue Service (the "IRS"), and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. Such change could materially and adversely affect the U.S. federal income tax consequences described below. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences described herein.
This discussion is for general information only, and does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular stockholder in light of its investment or tax circumstances or to stockholders subject to special tax rules, such as partnerships, subchapter S corporations or other pass-through entities (and investors in such entities), banks, financial institutions, tax-exempt entities, insurance companies, regulated investment companies, real estate investment trusts, trusts and estates, dealers in stocks, securities, commodities or currencies, traders in securities that have elected to use the mark-to-market method of accounting for their securities, persons holding our Common Stock as part of an integrated transaction, including a "straddle," "hedge," "constructive sale," or "conversion transaction," persons whose functional currency for tax purposes is not the U.S. dollar, former citizens or residents of the United States, persons who

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PROPOSAL NO. 4 REINCORPORATION TO DELAWARE CORPORATION
REQUIRED VOTE
acquired our Common Stock pursuant to the exercise of stock options or otherwise as compensation, persons who hold our Common Stock as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code and persons subject to the alternative minimum tax provisions of the Internal Revenue Code. This discussion does not address any U.S. federal taxes (other than U.S. federal income taxes), any state or local taxes, or of any foreign taxes, that may be applicable to a particular stockholder.
This discussion is directed solely to stockholders that hold our Common Stock as capital assets within the meaning of Section 1221 of the Internal Revenue Code, which generally means as property held for investment. In addition, the following discussion only addresses "U.S. persons" for U.S. federal income tax purposes which for these purposes is generally defined as beneficial owners of our Common Stock who are, for U.S. federal income tax purposes:
•Individuals who are citizens or residents of the United States;
•Corporations created or organized in or under the laws of the United States or of any state of the United States or the District of Columbia;
•Estates the income of which is subject to U.S. federal income taxation regardless of its source;
•Trusts if a court within the United States is able to exercise primary supervision over the administration of any such trust and one or more United States persons (within the meaning of the Code) have the authority to control all substantial decisions of such trust; or
•Trusts in existence on August 20, 1996, that have valid elections in effect under applicable Treasury regulations to be treated as United States persons.
If an entity or arrangement treated as a partnership for U.S. federal income tax purposes holds our Common Stock, the U.S. federal income tax treatment of a partner generally will depend on the status of the partner and the activities of the partnership. A partner of a partnership holding our Common Stock should consult its own tax advisor regarding the U.S. federal income tax consequences to the partner of the Reincorporation.
This discussion does not purport to be a complete analysis of all of the Reincorporation's tax consequences that may be relevant to stockholders. We urge you to consult your own tax advisor regarding your particular circumstances and the U.S. federal income and other federal tax consequences to you of the Reincorporation, as well as any tax consequences arising under the laws of any state, local, non-U.S. or other tax jurisdiction and the possible effects of changes in U.S. federal or other tax laws.
We have not requested a ruling from the IRS or an opinion of counsel regarding the U.S. federal income tax consequences of the Reincorporation.
The Reincorporation provided for in the Plan of Conversion is intended to be a "reorganization" under Section 368(a) of the Internal Revenue Code. Assuming the Reincorporation qualifies as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code, and subject to the qualifications and assumptions described in this proxy statement: (a) stockholders of HASI-Maryland Common Stock will not recognize any gain or loss as a result of the consummation of the Reincorporation, (b) the aggregate tax basis of shares of HASI-Delaware common stock held by such stockholder immediately following consummation of the Reincorporation will be equal to the aggregate tax basis of the shares of HASI-Maryland Common Stock held by a stockholder immediately before consummation of the Reincorporation, and (c) the holding period for the shares of HASI-Delaware's common stock held by a stockholder following the Reincorporation will include the holding period of HASI-Maryland Common Stock converted therefor.
Required Vote
A majority of all of the votes entitled to be cast on this proposal at the Annual Meeting at which a quorum is present is required for its approval. Proxies solicited by our board of directors will be voted FOR this proposal, unless otherwise instructed. Abstentions and broker non-votes will have the same effect as a vote “against” the Reincorporation proposal.

HASI Proxy Statement 2024	91

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth information as of the close of business on March 21, 2024 (the “Record Date”) regarding the beneficial ownership of our Common Stock by (i) each person known to us to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) our NEOs (iii) our directors and (iv) all of our NEOs and directors as a group. Beneficial ownership of our Common Stock includes any shares over which the beneficial owner has sole or shared voting or investment power, any shares that the beneficial owner has the right to acquire within 60 days of such date through the exercise of options or other rights and any shares issuable upon redemption of OP units issuable upon time-based vesting and conversion of LTIP units.

	Shares of Common Stock Beneficially Owned As Of March 21, 2024
Name(1)	Number	Percent(2)
Named Executive Officers and Directors:
Jeffrey W. Eckel(3)	1,156,389	1.0%
Jeffrey A. Lipson(4)	274,154	*
Marc T. Pangburn(5)	124,915	*
Susan D. Nickey(6)	124,550	*
Nathaniel J. Rose(7)	347,097	*
Richard R. Santoroski(8)	40,739	*
Lizabeth A. Ardisana	5,947	*
Clarence D. Armbrister	9,126	*
Teresa M. Brenner	28,302	*
Michael T. Eckhart	17,317	*
Nancy C. Floyd	8,706	*
Charles M. O’Neil	38,855	*
Richard J. Osborne	52,587	*
Steven G. Osgood	56,578	*
Kimberly A. Reed	3,441	*
All directors and executive officers as a group (15 persons)	2,288,703	2.0%
5% or Greater Beneficial Owners:
Blackrock, Inc.(9)	18,676,508	16.3%
The Vanguard Group(10)	12,618,157	11.0%
Wellington Management Group LLP(11)	9,721,928	8.5%
*    Represents beneficial ownership of less than 1%.
(1)The address for each of the directors and officers named above is 1 Park Place, Suite 200, Annapolis, Maryland 21401.
(2)As of the Record Date, there were a total of 115,769,975 shares of Common Stock and OP units outstanding, which includes 312,087 unvested shares of restricted Common Stock, 215,302 shares of Common Stock issuable upon redemption of OP units, 1,229,110 shares of Common Stock issuable upon conversion of LTIP units to OP units and redemption of the OP units and 670,583 shares of Common Stock issuable upon redemption of OP units issuable upon time-based vesting and conversion of LTIP units. This amount excludes up to 160,982 shares of Common Stock issuable upon performance-based vesting of RSUs and up to 1,324,786 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. For the calculation of each holder’s percentage, the total number of shares of Common Stock outstanding used in calculating such percentage assumes that none of the RSUs or OP units (which includes LTIP units convertible into OP units) held by other persons are vested, converted and/or redeemed for shares of Common Stock.
(3)This amount includes 36,900 shares held by the individual’s significant other, 2,887 shares held in trust for the individual’s minor relatives, and 582,719 shares held by the Jeffrey W. Eckel Revocable Trust of which Mr. Eckel is the sole trustee and beneficiary. This amount excludes up to 263,396 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HASI Management HoldCo LLC (“HoldCo LLC”). The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(4)This amount excludes 350,752 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(5)This amount excludes up to 107,500 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(6)This amount includes 58,245 shares and 27,674 LTIP units held by the Susan D Nickey Revocable Trust of which Ms. Nickey is the sole trustee and beneficiary. This amount excludes up to 95,500 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(7)This amount includes 3,000 shares held by the individual’s significant other. This amount excludes up to 115,484 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(8)This amount excludes up to 74,420 shares of Common Stock issuable upon redemption of OP units issuable upon performance-based vesting and conversion of LTIP units. LTIP units included or excluded for this individual are held by HoldCo LLC. The individual is a member of HoldCo LLC. Such LTIP units represent only the number of LTIP units in which the individual has a pecuniary interest in accordance with his or her proportionate interest in HoldCo LLC.
(9)Based on information provided in a Schedule 13G/A filed on January 22, 2024, BlackRock, Inc. reported sole voting power with respect to 18,721,899 shares of Common Stock beneficially owned by it and sole dispositive power with respect to 18,676,508 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the date of the Schedule 13G/A. BlackRock, Inc.’s address is 55 Hudson Yards, New York, New York 10001.
(10)Based on information provided in a Schedule 13G/A filed on February 13, 2024, The Vanguard Group reported sole dispositive power with respect to 12,424,650 shares of Common Stock beneficially owned by it, shared voting power with respect to 79,968 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 193,507 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the date of the Schedule 13G/A. The Vanguard Group’s address is 100 Vanguard Blvd., Malvern, PA 19355.
(11)Based on information provided in a Schedule 13G/A filed on February 8, 2024, Wellington Management Group LLP reported shared voting power with respect to 8,111,645 shares of Common Stock beneficially owned by it and shared dispositive power with respect to 9,721,928 shares of Common Stock beneficially owned by it. The Schedule 13G/A reports beneficial ownership information, which does not include any shares acquired or sold since the date of such Schedule 13G/A. The percent of Common Stock beneficially owned does not include the impact of any Common Stock issued or equity-based awards granted since the filing date of the Schedule 13G/A. The business address of Wellington Management Group LLP is 280 Congress Street, Boston, MA 02210.

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Certain Relationships and Related Transactions
Indemnification Agreements for Officers and Directors
We have entered into indemnification agreements with members of our board of directors and our executive officers. These indemnification agreements provide indemnification to these persons by us to the maximum extent permitted by Maryland law and certain procedures for indemnification, including advancement by us of certain expenses relating to claims brought against these persons under certain circumstances.
Related Transactions Policy
In the Code of Conduct, we have a conflicts of interest policy that prohibits our directors, officers, consultants and employees who provide services to us from engaging in any transaction that involves an actual or potential conflict of interest with us unless pre-approved. Exceptions may be made only after review and approval of specific or general categories by our board of directors (in the case of executive officers or directors) and our chief legal officer (in the case of employees or consultants who are not executive officers and directors).
Meeting Information
Pursuant to the rules adopted by the SEC, we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders of record as of the Record Date. We believe that posting these materials on the Internet enables us to provide stockholders with the information that they need more quickly. It also lowers our costs of printing and delivering these materials and reduces the environmental impact of the Annual Meeting. The Notice and this proxy statement summarize the information you need to know to vote by proxy or online during the Annual Meeting via a live webcast.
All stockholders are cordially invited to attend the Annual Meeting virtually, which will be conducted solely via a live webcast. By hosting the Annual Meeting online, we are able to communicate more effectively with our stockholders, enable increased attendance and participation from locations around the world, and reduce costs, which aligns with our broader sustainability goals. The virtual meeting has been designed to provide the same rights to participate as you would have at an in-person meeting. During the upcoming virtual meeting, you may ask questions and will be able to vote your shares online from any remote location with Internet connectivity. We will respond to as many inquiries at the Annual Meeting as time allows and we will post the questions and answers from the meeting on the Company’s website promptly thereafter.
If you plan to attend the Annual Meeting online, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompany your proxy materials. The Annual Meeting will begin promptly at 9:30 a.m., Eastern time. Online check-in will begin at 9:15 a.m., Eastern time, and you should allow ample time for the online check-in procedures.
You may attend the virtual Annual Meeting if you are a stockholder of record, a proxy holder for a stockholder of record, or a beneficial owner of our common stock, par value $0.01 per share (the “Common Stock”), with evidence of ownership.
If you are a registered holder of shares of Common Stock, as of the close of business on the Record Date, the Notice was sent directly to you and you may vote your shares of Common Stock during the Annual Meeting by attending via live webcast. If you hold shares of Common Stock in “street name” through a brokerage firm, bank, broker-dealer or other intermediary, the Notice was forwarded to you by such intermediary and you must follow the instructions provided by such intermediary regarding how to instruct such intermediary to vote your shares of Common Stock.

94	HASI Proxy Statement 2024

Shares of Common Stock represented by properly submitted proxies received by us prior to the Annual Meeting will be voted according to the instructions specified on such proxies. Any stockholder of record submitting a proxy retains the power to revoke such proxy at any time prior to its exercise at the Annual Meeting by (i) delivering a written notice of revocation to our secretary at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1 Park Place, Suite 200, Annapolis, MD 21401 prior to the Annual Meeting, (ii) submitting a later dated proxy or (iii) voting online during the meeting via live webcast. Attending the Annual Meeting via webcast will not automatically revoke a stockholder’s previously submitted proxy unless such stockholder votes online during the Annual Meeting.
If your shares are held in street name and you desire to vote online during the virtual Annual Meeting, you should request instructions from your bank, broker or other holder of record to be able to participate in or vote at the meeting.
You may attend the virtual Annual Meeting and vote your shares during the meeting at www.virtualshareholdermeeting.com/HASI2024 by using your 16-digit control number as the password and following the instructions provided to vote. We encourage you to access the meeting prior to the start time leaving ample time for the check in.
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in time or meeting time, or you have any questions regarding how to use the virtual meeting platform, please call the technical support number posted on the virtual stockholder meeting log-in page.
If your shares are held in street name and you desire to change your vote, you should contact the nominee holding shares for you (i.e., a brokerage firm, bank, broker-dealer or other intermediary) for instructions on how to do so. If a proxy is properly authorized without specifying any voting instructions and not revoked prior to the Annual Meeting, the shares of Common Stock represented by such proxy will be voted (1) FOR the election of the nominees named in this proxy statement as directors, to serve on our board of directors until our 2025 annual meeting of stockholders and until their successors are duly elected and qualify, (2) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, (3) FOR the approval of a non-binding advisory resolution approving the compensation of our NEOs as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this proxy statement and (4) FOR the Reincorporation as described in this Proxy Statement. If you hold your shares in street name and do not give the nominee holding shares for you (i.e., a brokerage firm, bank, broker-dealer or other intermediary) specific voting instructions on the election of directors, the non-binding advisory vote to approve our executive compensation or the Reincorporation, your shares will not be voted on these items, and a broker non-vote will occur. Broker non-votes and abstentions are each included in the determination of the number of shares of Common Stock present at the Annual Meeting for purposes of determining whether a quorum is present but will have no effect on the voting results for the election of directors or the non-binding advisory proposal to approve our executive compensation. Broker non-votes will have the same effect as a vote “against” the proposal to approve the Reincorporation. As to any other business which may properly come before the Annual Meeting or any postponements or adjournments thereof, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.
This proxy statement, the Notice of Annual Meeting of Stockholders and the related proxy card are first being made available to stockholders on or about April 15, 2024.
Annual Report
This proxy statement is accompanied by our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 16, 2024.
Voting Securities and Record Date
Stockholders will be entitled to cast one vote for each share of Common Stock held of record at the close of business on the Record Date with respect to (i) the election of ten directors to serve on our board of directors until our 2025 annual meeting of stockholders and until their successors are duly elected and qualify, (ii) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, (iii) a non-binding advisory resolution approving compensation of our Named Executive Officers

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as described in the Compensation Discussion and Analysis, the compensation tables and other narrative disclosure in this proxy statement, (iv) the proposal to approve the Reincorporation and (v) any other proposal for stockholder action that may properly come before the Annual Meeting or any postponements or adjournments thereof.
Stockholders who instruct their proxy to abstain should know that abstentions and broker non-votes are each included in the determination of the number of stockholders present at the Annual Meeting for the purpose of determining whether a quorum is present. A broker non-vote occurs when a nominee holding shares for a beneficial owner (i.e., a brokerage firm, bank, broker-dealer or other intermediary) returns a properly-executed proxy but does not vote on a particular proposal because such nominee does not have discretionary voting power for that particular matter and has not received instructions from the beneficial owner. Under the rules of the New York Stock Exchange (the “NYSE”), the only item to be acted upon at the Annual Meeting with respect to which such nominee will be permitted to exercise voting discretion is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Therefore, if you hold your shares in street name and do not give the nominee specific voting instructions on the election of directors, the non-binding advisory resolution approving our executive compensation or the non-binding advisory vote on the frequency of holding an advisory vote on executive compensation, your shares will not be voted on these items, and a broker non-vote will occur. Broker non-votes and abstentions will have no effect on the voting results for any of the proposals, except that broker non-votes and abstentions will have the same effect as a vote “against” the proposal to approve the Reincorporation.
The presence, by attending online during the Annual Meeting via webcast or by proxy, of holders of Common Stock entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting shall constitute a quorum. The disposition of business scheduled to come before the Annual Meeting, assuming a quorum is present, will require the following affirmative votes:
•for the election of a director, a plurality of all the votes cast in the election of directors at the Annual Meeting,
•for the ratification of the appointment of our independent registered public accounting firm, a majority of all the votes cast on the proposal,
•for the approval of the non-binding advisory resolution to approve the compensation of our Named Executive Officers, a majority of all the votes cast on the proposal, and
•for the approval of the Reincorporation, a majority of the votes entitled to be cast on the proposal.
We have a majority vote policy for the election of directors. In an uncontested election, any nominee for director who receives a greater number of votes “withheld” from his or her election than votes “for” such election is required to tender his or her resignation to our board of directors. The NGCR Committee is required to promptly consider the resignation and make a recommendation to our board of directors with respect to the tendered resignation. Our board of directors is required to take action with respect to this recommendation. Any director who tenders his or her resignation to our board of directors will not participate in the NGCR Committee’s consideration or board action regarding whether to accept such tendered resignation. The policy is more fully described above in the “Proposal No. 1 Election of Directors—Majority Vote Policy” section of this proxy statement.
If any nominee named in this proxy statement is unwilling or unable to serve as a director, our board of directors may nominate another individual for election as a director at the Annual Meeting, and the persons named as proxy holders will vote for the election of any substitute nominee.
The vote on compensation is advisory and not binding on our board of directors. However, our board of directors and the Compensation Committee value all stockholder feedback and will consider the outcome of the votes in reviewing executive compensation.
Other Matters
Our board of directors knows of no other business to be presented at the Annual Meeting. The proxies for the Annual Meeting confer discretionary authority on the persons named therein as proxy holders to vote on any matter proposed by stockholders for consideration at the Annual Meeting. As to any other business which may properly come before the Annual Meeting, the persons named as proxy holders on your proxy card will vote the shares of Common Stock represented by properly submitted proxies in their discretion.

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Outstanding Shares
As of March 21, 2024, we had issued and outstanding 113,654,980 shares of Common Stock (which includes 312,087 shares of unvested restricted Common Stock).
Submission of Stockholder Proposals
Any stockholder intending to present a proposal at an annual meeting of stockholders and have the proposal included in the proxy statement and proxy card for such meeting (pursuant to Rule 14a-8 of the Exchange Act) must, in addition to complying with the applicable laws and regulations governing submissions of such proposals, submit the proposal in writing to us no later than 5:00 p.m., Eastern time, on December 16, 2024 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.
Our Bylaws currently provide that any stockholder intending to nominate a director or present a stockholder proposal of other business for consideration at the 2025 annual meeting of stockholders, but not intending for such a nomination or proposal to be considered for inclusion in our proxy statement and proxy card relating to such meeting (i.e., not pursuant to Rule 14a-8 of the Exchange Act), must notify us in writing no earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement for the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting with respect to which such notice is to be tendered is not held within 30 days before or after the anniversary of the date of the preceding annual meeting of stockholders, to be timely, notice by the stockholder must be received no earlier than the 150th day and not later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders, as originally convened, or the close of business on the tenth day following the day on which public announcement of the date of such meeting is first made.
Accordingly, to nominate a director candidate for election or present a stockholder proposal of other business for consideration at our 2025 annual meeting of stockholders, stockholders must submit the nomination or proposal, in writing, by 5:00 p.m., Eastern time, on December 16, 2024, but in no event earlier than November 16, 2024.
In addition to satisfying the foregoing advance notice procedures set forth in our Bylaws, to comply with the universal proxy rules under the Exchange Act stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
Any such nomination or proposal should be sent to Steven L. Chuslo, our executive vice president, chief legal officer and secretary, at Hannon Armstrong Sustainable Infrastructure Capital, Inc., 1 Park Place, Suite 200, Annapolis, Maryland 21401, and, to the extent applicable, must include the information and other materials required by our Bylaws.
Our board of directors knows of no other matters or business to be presented for consideration at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any postponements or adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their discretion on any such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Annual Meeting from time to time.

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Miscellaneous
We are bearing all costs associated with the solicitation of proxies in connection with the Annual Meeting. This solicitation is being made primarily through the Internet and by mail but may also be made by our directors, executive officers and employees by telephone, facsimile transmission, electronic transmission, Internet, mail or personal interview. No additional compensation will be given to our directors, executive officers or employees for this solicitation. Stockholders sharing an address will each receive a single copy of the notice of internet availability. We will request brokerage firms, banks, broker-dealers and other intermediaries who hold shares of Common Stock in their names to furnish proxy materials to beneficial owners of such shares and will reimburse such brokerage firms, banks, broker-dealers and other intermediaries for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners.
A COPY OF OUR ANNUAL REPORT ON FORM 10-K (FILED WITH THE SEC AND THE NYSE), WHICH CONTAINS ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE FREE OF CHARGE TO ANY STOCKHOLDER. REQUESTS SHOULD BE DIRECTED TO INVESTOR RELATIONS AT HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC., 1 PARK PLACE, SUITE 200, ANNAPOLIS, MARYLAND 21401.

Annapolis, Maryland April 15, 2024	By Order of our Board of Directors, /s/ Steven L. Chuslo Steven L. Chuslo Secretary

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Appendix A - Form of Plan of Conversion
FORM OF PLAN OF CONVERSION
OF HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.,
A MARYLAND CORPORATION TO HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.,
A DELAWARE CORPORATION
THIS PLAN OF CONVERSION, dated as of                         , 2024 (this “Plan”), is hereby adopted by Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the “Company”), in order to set forth the terms, conditions and procedures governing the conversion of the Company from a Maryland corporation to a Delaware corporation pursuant to Section 265 of the General Corporation Law of the State of Delaware, as amended (the “DGCL”), and Section 3-901 et seq. of the Maryland General Corporation Law (the “MGCL”).
RECITALS:
WHEREAS, the Company is a corporation incorporated and existing under the laws of the State of Maryland;
WHEREAS, conversion of a Maryland corporation into a Delaware corporation is permitted under Section 265 of the DGCL and Section 3-901 of the MGCL;
WHEREAS, the Board of Directors of the Company has determined that it is advisable and in the best interests of the Company for the Company to convert from a Maryland corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 3-901 et seq. of the MGCL; and
WHEREAS, the Board of Directors has declared advisable the Conversion (as defined below) in accordance with this Plan and authorized, and approved this Plan and submitted the Conversion and this Plan to the Company's stockholders for approval, and the Company's stockholders have approved the Conversion and this Plan.
NOW, THEREFORE, the Company hereby adopts this Plan as follows:
1.CONVERSION; EFFECT OF CONVERSION.
(a)At the Effective Time (as defined in Section 3 below), the Company shall be converted from a Maryland corporation to a Delaware corporation pursuant to Section 265 of the DGCL and Section 3-901 et seq. of the MGCL (the “Conversion”) and the Company, as converted to a Delaware corporation (the “Converted Company”), shall thereafter be subject to all of the provisions of the DGCL, except that, notwithstanding Section 106 of the DGCL, the existence of the Converted Company shall be deemed to have commenced on the date the Company commenced its existence in the State of Maryland.
(b)At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its shareholders, the Converted Company shall, for all purposes of the laws of the State of Delaware and the State of Maryland, be deemed to be the same entity as the Company. At the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, for all purposes of the laws of the State of Delaware, all of the rights, privileges and powers of the Company, and all property, real, personal and mixed, and all debts due to the Company, as well as all other things and causes of action belonging to the Company, shall remain vested in the Converted Company and shall be the property of the Converted Company and the title to any real property vested by deed or otherwise in the Company shall not revert or be in any way impaired by reason of the Conversion; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall remain attached to the Converted Company at the Effective Time, and may be enforced against the Converted Company to the same extent as if said debts, liabilities and duties had originally been incurred or contracted by the Converted Company in its capacity as a corporation of the State of Delaware. The rights, privileges, powers and interests in property of the Company, as well as the debts, liabilities and duties of the Company, shall not be deemed, as a consequence of the Conversion, to have been transferred to the Converted Company at the Effective Time for any purpose of the laws of the State of Delaware.
(c)The Company shall not be required to wind up its affairs or pay its liabilities and distribute its assets, and the Conversion shall not be deemed a dissolution of the Company and shall constitute a continuation of the existence of the Company in the form of a Delaware corporation. The Converted Company is the same entity as the Company. The Conversion shall not be deemed to affect any obligations or liabilities of the Company incurred prior to the Conversion or the personal liability of any person incurred prior to the Conversion.

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APPENDIX A
(d)At the Effective Time, the name of the Converted Company shall be: HA Sustainable Infrastructure Capital, Inc.
(e)At the Effective Time, the street address of the principal place of business of the Converted Company shall be the same as the street address of the principal place of business of the Company, with such address being: One Park Place, Suite 200, Annapolis, MD 21401.
(f)The Company intends for the Conversion to constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended, and for this Plan to constitute a “plan of reorganization” within the meaning of Treasury Regulation Section 1.368-2(g).
2.FILINGS. As soon as practicable following the date hereof, the Company shall cause the Conversion to be effected by:
(a)executing and filing (or causing to be executed and filed) Articles of Conversion pursuant to Section 3-903 of the MGCL in a form reasonably acceptable to any officer of the Company (the “Maryland Articles of Conversion”) with the Maryland State Department of Assessments and Taxation (the “SDAT”);
(b)executing and filing (or causing to be executed and filed) a Certificate of Conversion pursuant to Sections 103 and 265 of the DGCL in a form reasonably acceptable to any officer of the Company (the “Delaware Certificate of Conversion”) with the Delaware Secretary of State (the “DSOS”); and
(c)executing, acknowledging and filing (or causing to be executed, acknowledged and filed) a Certificate of Incorporation of HA Sustainable Infrastructure Capital, Inc., substantially in the form approved by the Company's shareholders and set forth on Exhibit A hereto (the “Delaware Certificate of Incorporation”) with the DSOS.
3.EFFECTIVE TIME. The Conversion shall become effective upon the filing and effectiveness of the Maryland Articles of Conversion with the SDAT and the Delaware Certificate of Conversion and the Delaware Certificate of Incorporation with the DSOS, or such later time as may be specified in the Maryland Articles of Conversion and the Delaware Certificate of Conversion (the time of the effectiveness of the Conversion, the “Effective Time”).
4.EFFECT OF CONVERSION ON OUTSTANDING STOCK.
(a)As of                    , the following shares were authorized or outstanding: 450,000,000 shares of the Company's common stock, par value $0.01 per share (the “Company Common Stock”), were authorized, of which                     shares of Company Common Stock were issued and outstanding, and 50,000,000 shares of the Company's preferred stock, par value $0.01 per share (the “Company Preferred Stock”), were authorized, of which 450,000 shares are classified and designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) of which                                       shares of Company Preferred Stock were issued and outstanding. Other than the aforementioned shares, there are no other classes or series of capital stock of the Company issued or outstanding as of the date hereof.
(b)Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each share of issued Company Common Stock shall convert into one validly issued, fully paid and nonassessable share of common stock, par value $0.01 per share, of the Converted Company (the “Converted Company Common Stock”).
(c)Upon the terms and subject to the conditions of this Plan, at the Effective Time, without any further action on the part of the Company’s stockholders, each share of issued Series A Preferred Stock, if any, shall convert into the right to receive the Series A Liquidation Preference (as such term is defined in the charter of the Company).
5.EFFECT OF CONVERSION ON OUTSTANDING OPTIONS, WARRANTS AND OTHER RIGHTS. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each option, warrant or other right to acquire shares of Company Common Stock outstanding immediately prior to the Effective Time shall convert into an equivalent option, warrant or other right to acquire, upon the same terms and conditions as were in effect immediately prior to the Effective Time, the same number of shares of Converted Company Common Stock.
6.EFFECT OF CONVERSION ON STOCK CERTIFICATES. Upon the terms and subject to the conditions of this Plan, at the Effective Time, all of the outstanding certificates that immediately prior to the Effective Time represented shares of Company Common Stock immediately prior to the Effective Time shall be deemed for all purposes to continue to evidence ownership of and to represent the same number of shares of Converted Company Common Stock into which the shares represented by such certificates have been converted as provided herein. The registered owner on the books and records of

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APPENDIX A
the Converted Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Converted Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Converted Company evidenced by such outstanding certificate as provided above.
7.EFFECT OF CONVERSION ON EMPLOYEE BENEFIT, INCENTIVE COMPENSATION OR OTHER SIMILAR PLANS. Upon the terms and subject to the conditions of this Plan, at the Effective Time, by virtue of the Conversion and without any further action on the part of the Company or its stockholders, each employee benefit plan, incentive compensation plan or other similar plan to which the Company is a party shall continue to be a plan of the Converted Company. To the extent that any such plan provides for the issuance of Company Common Stock, at the Effective Time, such plan shall be deemed to provide for the issuance of Converted Company Common Stock. A number of shares of Converted Company Common Stock shall be reserved for issuance under such plan or plans equal to the number of shares of Company Common Stock so reserved immediately prior to the effective date of the Conversion.
8.FILING, LICENSES, PERMITS, TITLED PROPERTY, ETC. As necessary, following the Effective Time, the Converted Company shall apply for new qualifications to conduct business (including as a foreign corporation), licenses, permits and similar authorizations on its behalf and in its own name in connection with the Conversion and to reflect the fact that it is a corporation duly formed and validly existing under the laws of the State of Delaware. As required or appropriate, following the Effective Time, all real, personal or intangible property of the Company which was titled or registered in the name of the Company shall be re-titled or re-registered, as applicable, in the name of the Converted Company by appropriate filings or notices to the appropriate party (including, without limitation, any applicable governmental agencies).
9.FURTHER ASSURANCES. If, at any time after the Effective Time, the Converted Company shall determine or be advised that any deeds, bills of sale, assignments, agreements, documents or assurances or any other acts or things are necessary, desirable or proper, consistent with the terms of this Plan, (a) to vest, perfect or confirm, of record or otherwise, in the Converted Company its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company, or (b) to otherwise carry out the purposes of this Plan, the Converted Company, its officers and directors and the designees of its officers and directors, are hereby authorized to solicit in the name of the Converted Company any third-party consents or other documents required to be delivered by any third-party, to execute and deliver, in the name and on behalf of the Converted Company all such deeds, bills of sale, assignments, agreements, documents and assurances and do, in the name and on behalf of the Converted Company, all such other acts and things necessary, desirable or proper to vest, perfect or confirm its right, title or interest in, to or under any of the rights, privileges, immunities, powers, purposes, franchises, properties or assets of the Company and otherwise to carry out the purposes of this Plan.
10. EFFECT OF CONVERSION ON DIRECTORS AND OFFICERS. The members of the Board of Directors of the Company and the officers of the Company immediately prior to the Effective Time shall continue in office following the Effective Time as the directors and officers of the Converted Company, respectively, until the expiration of their respective terms of office and until their successors have been duly elected and have qualified, or until their earlier death, resignation or removal.
11. DELAWARE BYLAWS. To the fullest extent permitted by law, at the Effective Time, the bylaws of the Converted Company shall be substantially in the form set forth on Exhibit B hereto (the “Delaware Bylaws”), and the Board of Directors of the Converted Company shall approve and ratify the Delaware Bylaws as promptly as practicable following the Effective Time.
12. TERMINATION OF TAX BENEFITS PRESERVATION PLAN. The Board of Directors of the Company, in accordance with Section 7(a) of the Tax Benefits Preservation Plan, dated as of November 2, 2023 (the “Tax Preservation Plan”), between the Company and Equiniti Trust Company, LLC, has determined that, effective immediately prior to the Effective Time, the Tax Preservation Plan is no longer necessary or desirable for the preservation of Tax Benefits (as defined in the Tax Preservation Plan) and is terminated.
13. IMPLEMENTATION AND INTERPRETATION. This Plan shall be implemented and interpreted, prior to the Effective Time, by the Board of Directors of the Company and, upon the Effective Time, by the Board of Directors of the Converted Company, (a) each of which shall have full power and authority to delegate and assign any matters covered hereunder to any other party or parties, including, without limitation, any officers of the Company or the Converted Company, as the case may be, and (b) the interpretations and decisions of which shall be final, binding, and conclusive on all parties.

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APPENDIX A
14. AMENDMENT. This Plan may be amended or modified by the Board of Directors of the Company at any time prior to the Effective Time, provided that such an amendment shall not alter or change (a) the amount or kind of shares or other securities to be received hereunder by the stockholders of the Company or (b) any term of the Delaware Certificate of Incorporation, other than changes permitted to be made without shareholder approval by the DGCL.
15. TERMINATION OR DEFERRAL. At any time prior to the Effective Time, (a) this Plan may be terminated and the Conversion may be abandoned by action of the Board of Directors of the Company, notwithstanding the approval of this Plan by the stockholders of the Company, and (b) the consummation of the Conversion may be deferred for a reasonable period of time if, in the opinion of the Board of Directors of the Company, such action would be in the best interests of the Company. In the event of termination of this Plan, this Plan shall become void and of no effect and there shall be no liability on the part of the Company, its Board of Directors or stockholders with respect thereto.
16. THIRD PARTY BENEFICIARIES. This Plan shall not confer any rights or remedies upon any person other than as expressly provided herein.
17. SEVERABILITY. Whenever possible, each provision of this Plan will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Plan is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Plan.
18. GOVERNING LAW. This Plan shall be construed in accordance with and governed by the law of the State of Delaware, without regard to the conflict of laws provisions thereof.

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APPENDIX A

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HASI Proxy Statement 2024	103

APPENDIX A
IN WITNESS WHEREOF, the Company hereby adopts the Plan of Conversion as of the date first written above.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

By:

Name:
Title:

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APPENDIX A
Exhibit A – Delaware Certificate of Incorporation

HASI Proxy Statement 2024	105

APPENDIX A
Exhibit B – Delaware Bylaws

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Appendix B - Form of Delaware Charter
CERTIFICATE OF INCORPORATION
OF
HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation (the “Certificate of Incorporation”) and do hereby certify as follows:
ARTICLE I.
NAME
The name of the corporation (the “Corporation”) is: HA Sustainable Infrastructure Capital, Inc.
ARTICLE II.
REGISTERED OFFICE/AGENT
The address of the Corporation's registered office in the State of Delaware is 251 Little Falls Drive, Wilmington, New Castle County, Delaware 19808. The name of its registered agent at such address is the Corporation Service Company.
ARTICLE III.
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”). The Corporation is being incorporated in connection with the conversion of Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation (the “Maryland Corporation”), to the Corporation and this Certificate of Incorporation is being filed simultaneously with the Certificate of Conversion of the Maryland Corporation to the Corporation (the “Certificate of Conversion”).
ARTICLE IV.
STOCK
Section 4.1. Authorized Shares. The Corporation has authority to issue a total of 500,000,000 shares of stock, consisting of 450,000,000 shares of Common Stock, $0.01 par value per share (“Common Stock”), and 50,000,000 shares of Preferred Stock, $0.01 par value per share (“Preferred Stock”). Upon the effectiveness of the Certificate of Conversion and this Certificate of Incorporation (the “Effective Time”), without any action required on the part of the Corporation or any former holder of stock of the Maryland Corporation, each share of common stock of the Maryland Corporation issued and outstanding immediately prior to the Effective Time will be converted into, and shall be deemed to be, one issued and outstanding, fully paid and nonassessable share of Common Stock. From and after the Effective Time, any stock certificate representing issued and outstanding shares of common stock of the Maryland Corporation immediately prior to the Effective Time shall represent the same number of shares of Common Stock of the Corporation until surrendered to the Corporation.
Section 4.2. Common Stock. Except as may otherwise be specified herein, each share of Common Stock shall entitle the holder thereof to one vote.
Section 4.3. Preferred Stock. The Board of Directors of the Corporation (the “Board of Directors”) is hereby expressly authorized, by resolution or resolutions thereof, to provide out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the powers (including voting powers (if any)) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.
Section 4.4. Increase or Decrease in Authorized Shares. Subject to the terms of any series of Preferred Stock, the number of authorized shares of Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) without a separate vote of any holders of shares of Common Stock or Preferred Stock, irrespective of the provisions of Section 242(b)(2) of the DGCL.

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Section 4.5. Amendments to Terms of Preferred Stock. Except as otherwise required by law or this Certificate of Incorporation (including any certificate of designation), holders of shares of Common Stock shall not be entitled to vote on any amendment to this Certificate of Incorporation (including any amendment to any certificate of designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series of Preferred Stock are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate of Incorporation (including any certificate of designation) or the DGCL.
ARTICLE V.
ACTION BY CONSENT
Subject to the terms of any series of Preferred Stock that expressly permit the holders of such series to act by consent, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of the stockholders and may not be effected by consent in lieu of a meeting.
ARTICLE VI.
THE BOARD OF DIRECTORS
Section 6.1. Number of Directors. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The number of directors, other than those who may be elected by the holders of one or more series of Preferred Stock, shall be fixed from time to time exclusively by the Board of Directors.
Section 6.2. Vacancies and Newly Created Directorships. Subject to Section 6.4 of this Article VI, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause may be filled solely by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.
Section 6.3. Removal of Directors. Subject to the rights of holders of one or more classes or series of Preferred Stock to elect or remove one or more directors, any director, or the entire Board of Directors, may be removed from office at any time, with or without cause, by the affirmative vote of holders of at least two-thirds of the shares then entitled to vote at an election of directors.
Section 6.4. Preferred Stock Directors. During any period when the holders of one or more series of Preferred Stock have the separate right to elect additional directors as provided for or fixed pursuant to the provisions of Section 4.3 of Article IV hereof (including any certificate of designation) (a “Preferred Stock Director”), and upon commencement and for the duration of the period during which such right continues: (i) the then otherwise total authorized number of directors of the Corporation shall automatically be increased by such number of directors that the holders of any series of Preferred Stock have a right to elect, and the holders of such Preferred Stock shall be entitled to elect the additional directors so provided for or fixed pursuant to said provisions; and (ii) each Preferred Stock Director shall serve until such Preferred Stock Director’s successor shall have been duly elected and qualified, or until such director’s right to hold such office terminates pursuant to said provisions, whichever occurs earlier, subject to his or her earlier death, resignation, disqualification or removal. Except as otherwise provided for or fixed pursuant to the provisions of Section 4.3 of Article IV hereof (including any certificate of designation), whenever the holders of one or more series of Preferred Stock having a separate right to elect additional directors cease to have or are otherwise divested of such right pursuant to said provisions, the terms of office of all Preferred Stock Directors elected by the holders of such series of Preferred Stock, or elected to fill any vacancies resulting from the death, resignation, disqualification or removal of such additional directors, shall forthwith terminate (in which case each such Preferred Stock Director shall cease to be qualified as a director and shall cease to be a director) and the total authorized number of directors of the Corporation shall be automatically reduced accordingly.
ARTICLE VII.
WRITTEN BALLOT
Unless and except to the extent that the Bylaws of the Corporation (as amended and/or restated from time to time, the “Bylaws”) shall so require, the election of directors need not be by written ballot.

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ARTICLE VIII.
AMENDMENTS
Section 8.1. Amendments to the Certificate of Incorporation. The Corporation reserves the right at any time and from time to time to make any amendment, alteration, repeal or change to any provision in the Certificate of Incorporation, and to add or insert other provisions authorized at such time by the laws of the State of Delaware, in the manner now or hereafter authorized by law. All rights and powers conferred by the Certificate of Incorporation on stockholders, directors, officers or any other person are granted subject to this reservation.
Section 8.2. Amendments to the Bylaws. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board is expressly authorized to adopt, amend or repeal the Bylaws. The stockholders of the Corporation may also adopt, amend or repeal the Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon, provided, however, that the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock entitled to vote thereon shall be required for the stockholders to adopt, amend or repeal Article IX (Indemnification and Advancement of Expenses) or Article XI (Amendment of Bylaws) of the Bylaws or any provision inconsistent therewith.
ARTICLE IX.
LIMITATION OF LIABILITY
A director or officer of the corporation shall not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except to the extent such exemption from liability or limitation thereof is not permitted under the DGCL as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.
ARTICLE X.
STOCK TRANSFER AND OWNERSHIP RESTRICTIONS
Section 10.1. Definitions. For purposes of this Article X only:
(a) “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 of the Exchange Act Regulations, and shall also include, with respect to any Person, any other Person whose Corporation Securities would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations with respect to such first Person, or otherwise aggregated with Corporation Securities owned by such first Person pursuant to the provisions of Section 382 of the Code and the Treasury Regulations thereunder;
(b) A Person shall be deemed the “Beneficial Owner” of, to have “Beneficial Ownership” of, and to “Beneficially Own” any Corporation Securities:
(i) that such Person actually owns (directly or indirectly) or would be deemed to actually or constructively own pursuant to Section 382 of the Code and the Treasury Regulations thereunder, including any “coordinated acquisition” of Corporation Securities by any Persons who have a formal or informal understanding with respect to such acquisition (to the extent that ownership of such Corporation Securities would be attributed to such Person under Section 382 of the Code and the Treasury Regulations thereunder), or are otherwise aggregated with Corporation Securities owned by such Person pursuant to the provisions of Section 382 of the Code, or any successor provisions or replacement provisions and the Treasury Regulations promulgated thereunder;
(ii) that such Person or any of such Person’s Affiliates or Associates Beneficially Owns, directly or indirectly, within the meaning of Rules 13d-3 or 13d-5 of the Exchange Act Regulations;
(iii) that such Person or any of such Person’s Affiliates or Associates has (A) the right or ability to vote, cause to be voted or control or direct the voting of pursuant to any agreement, arrangement or understanding, whether or not in writing; provided that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable Exchange Act Regulations and (2) is not also then reportable on a statement on Schedule 13D under the Exchange Act (or any comparable or successor report) or (B) the right or the obligation to become the Beneficial Owner (whether such right is exercisable or such obligation is required to be performed immediately or only after the passage of time, the occurrence of

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conditions, the satisfaction of regulatory requirements or otherwise) pursuant to any agreement, arrangement or understanding, whether or not in writing (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), written or otherwise, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise, through conversion of a security, pursuant to the power to revoke a trust, discretionary account or similar arrangement, pursuant to the power to terminate a repurchase or similar so-called “stock-borrowing” agreement or arrangement, or pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided that a Person shall not be deemed to be the Beneficial Owner of, or to Beneficially Own, Corporation Securities tendered pursuant to a tender or exchange offer made pursuant to, and in accordance with, the applicable Exchange Act Regulations until such tendered securities are accepted for purchase or exchange;
(iv) that are Beneficially Owned (within the meaning of the preceding subsections of this Section 10.1(b)), directly or indirectly, by any other Person with which such first Person, or any of such first Person’s Affiliates or Associates, has any agreement, arrangement or understanding, whether or not in writing, for the purpose of acquiring, holding, voting or disposing of any Corporation Securities or cooperating in obtaining, changing, or influencing control of the Corporation; or
(v) that are the subject of, or the reference securities for, or that underlie, any Derivative Position of such Person or any of such Person’s Affiliates or Associates, with the number of Corporation Securities deemed Beneficially Owned in respect of a Derivative Position being the notional or other number of Corporation Securities in respect of such Derivative Position (without regard to any short or similar position) that is specified in (A) one or more filings with the Securities and Exchange Commission by such Person or any of such Person’s Affiliates or Associates or (B) the documentation evidencing such Derivative Position as the basis upon which the value or settlement amount of such Derivative Position, or the opportunity of the holder of such Derivative Position to profit or share in any profit, is to be calculated in whole or in part (whichever of (A) or (B) is greater), or if no such number of Corporation Securities is specified in such filings or documentation (or such documentation is not available to the Board of Directors), as determined by the Board of Directors in its sole discretion;
provided, however, that no Person who is an officer, director or employee of an Exempt Person shall be deemed, solely by reason of such Person’s status or authority as such, to be the “Beneficial Owner” of, to have “Beneficial Ownership” of or to “Beneficially Own” any Corporation Securities that are “Beneficially Owned” (as defined in this Section 10.1(b)), including, without limitation, in a fiduciary capacity, by such Exempt Person or by any other officer, director or employee of such Exempt Person; provided, further, that nothing in this Section 10.1(b) shall cause (y) a Person engaged in business as an underwriter of securities or (z) an initial purchaser in a bona fide offering pursuant to Section 144A of the Securities Act to be the Beneficial Owner of, to Beneficially Own or have Beneficial Ownership of, any Corporation Securities acquired through such Person’s participation in good faith in a firm commitment underwriting or a bona fide offering pursuant to Section 144A of the Securities Act, as applicable, until the expiration of forty days after the date of such acquisition, and then only if such Corporation Securities continue to be owned by such Person at such expiration of forty days;
(c) “Code” shall mean the Internal Revenue Code of 1986, as amended;
(d) “Corporation Securities” means (i) shares of Common Stock of the Corporation, (ii) shares of Preferred Stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Corporation, (iii) warrants, rights, convertible debt or options (including options within the meaning of Section 1.382-4(d)(9) of the Treasury Regulations) to purchase stock (other than preferred stock described in Section 1504(a)(4) of the Code) of the Corporation, and (iv) any other interest that would be treated as “stock” of the Corporation pursuant to Section 1.382-2T(f)(18) of the Treasury Regulations;
(e) “Derivative” shall mean any option, warrant, convertible security, stock appreciation right, or other security, contract right or derivative position or similar right (including any “swap” transaction with respect to any security, other than a broad-based market basket or index);
(f) “Derivative Position” shall mean any Derivative, whether or not presently exercisable, that (i) has an exercise or conversion privilege or a settlement payment or mechanism at a price related to the value of Corporation Securities or a value determined in whole or in part with reference to, or derived in whole or in part from, the value of Corporation Securities and that increases in value as the market price or value of Corporation Securities increases or that provides an opportunity, directly or indirectly, to profit or share in any profit derived from any increase in the value of Corporation Securities and (ii) is capable of being settled, in whole or in part, through delivery of cash or Corporation Securities (whether on a required or optional basis, and whether such settlement may occur immediately or only after the passage of time, the occurrence of conditions, the satisfaction of regulatory requirements or otherwise), in each case regardless of whether (A) it conveys any voting rights in such Corporation Securities to any Person or (B) any Person (including the holder of such Derivative Position) may have entered into other transactions that hedge its economic effect;

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(g) “Excess Shares” means any Corporation Securities the Transfer or ownership of which would (x) result in a Prohibited Ownership Percentage or (y) increase the Percentage Stock Ownership of any Person with a Prohibited Ownership Percentage under Section 10.2;
(h) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended;
(i) “Exchange Act Regulations” shall mean the General Rules and Regulations under the Exchange Act;
(j) “Exempt Person” shall mean (i) the Corporation or any Subsidiary of the Corporation, in each case, including, without limitation, in its fiduciary capacity, (ii) any employee benefit plan of the Corporation or of any Subsidiary of the Corporation, or (iii) any entity or trustee holding (or acting in a fiduciary capacity in respect of) Common Stock for or pursuant to the terms of any such plan referenced in clause (ii) or for the purpose of funding any such plan or funding other employee benefits for employees of the Corporation or any Subsidiary of the Corporation;
(k) “Expiration Date” means the earliest of (i) the repeal, amendment or modification of Section 382 of the Code (or any comparable successor provisions), if the Board of Directors determines that the restrictions in this Article X are no longer necessary or desirable for the preservation of the Tax Benefits, (ii) the date that the Board of Directors determines that (x) an ownership change (within the meaning of Section 382 of the Code and the Treasury Regulations thereunder) would not result in a substantial limitation on the ability of the Corporation (or a direct or indirect subsidiary of the Corporation) to use otherwise available Tax Benefits, (y) no significant value attributable to the Tax Benefits would be preserved by continuing the Transfer restrictions herein, or (z) it is not in the best interests of the Corporation to continue the Transfer restrictions herein, or (iii) any other date as the Board of Directors shall fix in accordance with Section 10.8 of this Article X;
(l) “Initial Substantial Shareholder” shall mean any Person who, alone or together with its Affiliates and Associates, holds a Prohibited Ownership Percentage as of the Effective Time, other than the initial direct Public Group of the Corporation; provided, however, that, if an Initial Substantial Shareholder ceases to hold a Prohibited Ownership Percentage at any time after the Effective Time, such Person shall cease to be treated as an Initial Substantial Shareholder for all purposes of this Article X;
(m) “Percentage Stock Ownership” shall mean, as of any date or time, with respect to any Person who is the Beneficial Owner of Corporation Securities, the greater of (i) the percentage of Corporation Securities Beneficially Owned by such Person as of such date or time, as determined under clause (i) of the definition of Beneficial Ownership in accordance with Sections 1.382-2(a)(3), 1.382-2T(g), (h), (j) and (k), 1.382-3(a), and 1.382-4(d) of the Treasury Regulations (or in accordance with any future Treasury Regulations promulgated under Section 382 (or any successor provisions or replacement provisions)), including, without limitation, the deemed exercise of options warrants and other rights to acquire stock under certain circumstances; provided, however, that (x) for purposes of applying Treasury Regulation Section 1.382-2T(k)(2) to this definition, the Corporation shall be treated as having “actual knowledge” of the beneficial ownership of all outstanding Corporation Securities that would be attributed to any Person, and (y) for the sole purpose of determining the percentage ownership of any entity (and not for the purpose of determining the percentage ownership of any other Person) under this definition, Treasury Regulation Section 1.382-2T(h)(2)(i) (A) (treating stock attributed to an entity pursuant to Section 318(a)(2) of the Code as no longer being owned by the entity from which it is being attributed) shall not apply, and (ii) the percentage of Corporation Securities Beneficially Owned by such Person as of such date or time, as determined under clauses (ii), (iii), (iv) and (v) of the definition of Beneficial Ownership and, solely with respect to such Person, by taking into account all issued and outstanding Corporation Securities as of such date or time, together with the number of Corporation Securities not actually issued and outstanding as of such date or time, but which such Person would be deemed to be the Beneficial Owner of, to Beneficially Own or have Beneficial Ownership of, as of such date or time, pursuant to clauses (ii)-(v) of the definition of Beneficial Ownership; provided, further, that for the avoidance of doubt, and notwithstanding anything to the contrary set forth herein, the Percentage Stock Ownership of any Person holding outstanding options, warrants, rights or similar interests (including any contingent rights) to acquire Corporation Securities shall be determined as of any date or time, solely with respect to such Person, by including the number of Corporation Securities that, as of such date or time, are issued and outstanding, together with the number of Corporation Securities that are not actually issued and outstanding, but which such Person has the right to acquire upon the exercise of such options, warrants, rights or similar interests and which such Person is deemed, as of such date or time, to Beneficially Own or have Beneficial Ownership of pursuant to the terms of clauses (ii)-(v) of the definition of Beneficial Ownership;
(n) a “Person” shall mean any individual, entity, firm, corporation, estate, trust (including a trust qualified under Sections 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, private foundation within the meaning of Section 509(a) of the Code, company, limited liability company, partnership, joint venture, or similar organization (including the Corporation if appropriate in the context) and also includes a “group” as that term is used for purposes of Section 13(d)(3) of the

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Exchange Act, or a group of persons making a “coordinated acquisition” of Corporation Securities or otherwise treated as an “entity” within the meaning of Treasury Regulation Section 1.382-3(a)(1) or otherwise, and includes, without limitation, an unincorporated group of persons who, by formal or informal agreement or arrangement (whether or not in writing), have embarked on a common purpose or act, and also includes any successor (by merger or otherwise) of any such individual or entity;
(o) “Prohibited Distributions” means any and all dividends or other distributions paid by the Corporation with respect to any Excess Shares received by a Purported Acquiror with respect to any Excess Shares;
(p) “Prohibited Ownership Percentage” shall mean a Percentage Stock Ownership by any Person (other than an Exempt Person or any Initial Substantial Shareholder), together with all Affiliates and Associates of such Person, of 4.8% or more;
(q) “Prohibited Transfer” shall mean any purported Transfer of Corporation Securities to the extent that such purported Transfer is prohibited and void under this Article X;
(r) a “Public Group” shall have the meaning contained in Section 382 and the Treasury Regulations thereunder;
(s) “Purported Acquiror” shall mean any Person or Public Group that purports to acquire Beneficial Ownership or record, legal or any other ownership of any Excess Shares. If there is more than one Purported Acquiror with respect to certain Excess Shares (for example, if the Purported Acquiror of record ownership of such Excess Shares is not the Purported Acquiror of Beneficial Ownership of such Excess Shares), then all references herein to “Purported Acquiror” shall include any and all of such Purported Acquirors, as necessary to carry out the purposes of this Article X;
(t) “Securities Act” shall mean the Securities Act of 1933, as amended;
(u) “Subsidiary” shall mean, with respect to any Person, any other Person that is an entity of which such first Person (i) Beneficially Owns or otherwise directs or controls the voting of, directly or indirectly, an amount of voting securities or other equity interests having voting power sufficient to elect at least a majority of the directors or members of an equivalent governing body having similar functions or (ii) otherwise has the power to control or direct the management of such corporation or other entity;
(v) “Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, disallowed net business interest expense carryforwards under Section 163(j), foreign tax credit carryovers and any other item that may reduce or result in any credit against any income taxes owed by the Corporation or any of its direct or indirect Subsidiaries or refundable credits, including, but not limited to, any item subject to limitation under Section 382 or Section 383 of the Code and Treasury Regulations thereunder, as well as any “net unrealized built-in loss” (within the meaning of Section 382 of the Code) of the Corporation or any direct or indirect Subsidiary thereof;
(w) “Transfer” shall mean, subject to the last sentence of this definition, any direct or indirect sale, transfer, assignment, conveyance, pledge, other disposition or other action taken by a Person, other than the Corporation, that alters the Percentage Stock Ownership of any Person. A Transfer also shall include the creation or grant of an option (within the meaning of Treasury Regulation Section 1.382-4(d)(9)) other than the grant of an option by the Corporation or the modification, amendment or adjustment of an existing option granted by the Corporation. A Transfer shall not include (i) any unilateral issuance or grant by the Corporation of Corporation Securities (including shares of restricted stock) to any directors, officers, or employees of the Corporation or any of its Subsidiaries, (ii) pre-arranged purchases of any Corporation Securities by directors, officers or employees of the Corporation or its Subsidiaries pursuant to a dividend reinvestment plan sponsored by the Corporation or (iii) the exercise by any director, officer or employee of the Corporation or any of its Subsidiaries of any options, warrants, rights or similar interests to purchase Corporation Securities granted by the Corporation to such director, officer or employee pursuant to contract or any equity compensation plan of the Corporation;
(x) “Transferee” means any Person to whom Corporation Securities are Transferred; and
(y) “Treasury Regulations” shall mean the income tax regulations (whether temporary, proposed or final) promulgated under the Code and any successor regulations. References to any subsection of such regulations include references to any successor subsection thereof.
Section 10.2. Transfer and Ownership Restrictions. Except to the extent provided in Section 10.3, to preserve the Tax Benefits of the Corporation until the Expiration Date, any purported Transfer of Corporation Securities prior to the Expiration Date, and any purported Transfer of Corporation Securities pursuant to an agreement, arrangement or understanding entered into prior to the Expiration Date, shall be prohibited and shall be null and void ab initio if and to the

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extent such purported Transfer (or any series of Transfers of which such Transfer is part): (a) would cause the Purported Acquiror to have, or result in any other Person or Public Group having, a Prohibited Ownership Percentage (other than any increase in the Percentage Stock Ownership of a Public Group by reason of a Transfer from an Initial Substantial Shareholder); or (b) would increase the Percentage Stock Ownership of any Person or Public Group that has a Prohibited Ownership Percentage (other than any increase in the Percentage Stock Ownership of a Public Group by reason of a Transfer from an Initial Substantial Shareholder). The Corporation may require, as a condition to the registration of the Transfer of any Corporation Securities or the payment of any distribution on any Corporation Securities, that the proposed Transferee or payee furnish to the Corporation all information reasonably requested by the Corporation with respect to the Beneficial Ownership of such Corporation Securities.
Section 10.3. Waiver of Restrictions. Notwithstanding anything herein to the contrary, the Board of Directors, in its sole discretion, may cause the Corporation to waive the application of any of the restrictions contained in Section 10.2, including, without limitation, to any Transfer of Corporation Securities that otherwise would be prohibited by the restrictions in Section 10.2, notwithstanding the effect such waiver could have on any Tax Benefits. The Board of Directors may impose any conditions that it deems reasonable and appropriate in connection with granting any such a waiver, including without limitation, restrictions on the ability of any Transferee to Transfer any or all of the Corporation Securities it acquires through a Transfer that is the subject of such waiver. As a condition to granting its approval, the Board of Directors may, in its discretion, require (at the expense of the transferor and/or transferee) an opinion of counsel selected by the Board of Directors that the Transfer will not result in the application of any limitation on the use of the Tax Benefits under Sections 382 or 383 of the Code. Any waiver of the Board of Directors pursuant to this Section 10.3 shall be in writing and executed on behalf of the Corporation by any duly authorized officer, and may be given prospectively or retroactively and in whole or in part with respect to any Transfer. The Board of Directors, to the fullest extent permitted by law, may exercise the authority granted by this Section 10.3 through duly authorized officers or agents of the Corporation.
Section 10.4. Purported Transfer in Violation of Transfer and Ownership Restrictions. Unless a waiver has been obtained in accordance with Section 10.3 with respect to a purported Transfer that, if completed, would result in a Transfer of Excess Shares (other than a Transfer of Excess Shares pursuant to Section 10.5(b) or (c) or pursuant to an automatic transfer as provided in this Section 10.4), (a) such purported Transfer shall constitute a Prohibited Transfer for all purposes of this Article X, shall be null and void ab initio and shall not be effective to Transfer Beneficial Ownership or any record, legal, or other ownership of such Excess Shares to the Purported Acquiror, (b) no officer, employee or agent of the Corporation shall record such Prohibited Transfer in the Corporation’s stock transfer books and (c) such Purported Acquiror shall not be entitled to any rights whatsoever with respect to such Excess Shares and shall not be recorded as the owner thereof in the Corporation’s stock ledger, and (c) such Excess Shares shall be automatically Transferred pursuant to DGCL Section 202(c)(4) to an agent designated by the Corporation (the “Agent”). Any dividends or distributions payable on any Excess Shares following such automatic Transfer to the Agent shall be paid to the Agent until the Excess Shares are sold by the Agent in accordance with Section 10.5(b). A Prohibited Transfer of Excess Shares that is null and void under this Section 10.4 shall not adversely affect the validity of any other Transfer of any Corporation Securities, including any such Transfer in the same or any other related transaction, whether to the same Purported Acquiror of Excess Shares or to any other Person. Once Excess Shares have been acquired in a Transfer, pursuant to this Section 10.4 or Section 10.5, that is not a Prohibited Transfer, the relevant Corporation Securities shall cease to be Excess Shares. For the avoidance of doubt, any Transfer of Excess Shares not in accordance with the provisions of this Section 10.4 or Section 10.5 shall also be a Prohibited Transfer.
Section 10.5.
(a) Demand by Corporation. Unless a waiver has been obtained in accordance with Section 10.3, if the Board of Directors determines that there has been or is threatened a purported Transfer of Excess Shares to a Purported Acquiror, or that a Person proposes to take any other action in violation of this Article X (whether or not such action is intentional), the Corporation shall make a demand on the Purported Acquiror to transfer or cause the transfer of any certificate or other evidence of purported ownership of the Excess Shares within the Purported Acquiror’s possession or control, along with any and all Prohibited Distributions, to the Agent.
(b) Treatment of Excess Shares. No officer, director, employee or agent of the Corporation shall record any Prohibited Transfer, and a Purported Acquiror shall not be recognized as a stockholder of the Corporation for any purpose whatsoever in respect of Excess Shares. The Purported Transferee shall not be entitled with respect to such Excess Shares to any rights of stockholders of the Corporation, including, without limitation, the right to vote such Excess Shares and to receive dividends or distributions, whether liquidating or otherwise, in respect thereof, if any, and the Excess Shares shall be deemed to remain with the transferor unless and until the Excess Shares are transferred to the Agent pursuant to Section 10.4 or until a waiver is obtained under Section 10.3. Once the Excess Shares have been acquired in a Transfer that is not

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a Prohibited Transfer, the Corporation Securities shall cease to be Excess Shares. For this purpose, any Transfer of Excess Shares not in accordance with the provisions of Section 10.4 or Section 10.5 shall also be a Prohibited Transfer. The Corporation may make such arrangements or issue such instructions to its stock transfer agent as the Board of Directors may determine to be necessary or advisable to implement this Section 10.5(b), including, without limitation, authorizing such transfer agent to require an affidavit from a Purported Transferee regarding such Person’s actual and constructive ownership of Corporation Securities and other evidence that a Transfer will not be prohibited by Section 10.2.
(c) Transfer of Excess Shares and Prohibited Distributions to Agent. Upon demand by the Corporation, the Purported Acquiror shall transfer or cause the transfer of any certificate or other evidence of purported ownership of the Excess Shares within the Purported Acquiror's possession or control, along with any and all Prohibited Distributions paid in respect of such Excess Shares, to the Agent. Any failure by the Purported Acquiror to transfer or cause the transfer of any certificate or other evidence of purported ownership of the Excess Shares to the Agent shall not negate the automatic transfer of such Excess Shares to the Agent pursuant to Section 10.5(b). The Agent shall sell to a buyer or buyers, which may include the Corporation, in an arms-length transaction (through The Nasdaq Stock Market, if possible, but in any event consistent with applicable law) any Excess Shares; provided, however, that any such sale must not constitute a Prohibited Transfer, provided, further, that the Agent shall, in its reasonable discretion, effect such sale or sales in an orderly fashion and shall not be required to effect any such sale within any specific time frame if, in the Agent’s reasonable discretion, such sale or sales would disrupt the market for the Common Stock or other Corporation Securities or would otherwise substantially adversely affect the value of the Corporation Securities. The proceeds of such sale shall be referred to as “Sales Proceeds.” If, after purportedly acquiring the Excess Shares, the Purported Acquiror has purported to sell some or all of the Excess Shares to an unrelated party in an arms-length transaction, the Purported Acquiror shall be deemed to have sold such Excess Shares on behalf of the Agent, and in lieu of transferring any certificate or other evidence of purported ownership of the Excess Shares and any Prohibited Distributions to the Agent, the Purported Acquiror shall transfer to the Agent the Prohibited Distributions and the proceeds of such sale (the “Resale Proceeds”), except to the extent that the Agent grants written permission to the Purported Acquiror to retain a portion of the Resale Proceeds not exceeding the amount that would have been payable by the Agent to the Purported Acquiror pursuant to Section 10.5(d) if the Excess Shares had been sold by the Agent rather than by the Purported Acquiror.
(d) Allocation of Sale Proceeds, Resale Proceeds and Prohibited Distributions. The Sales Proceeds, the Resale Proceeds, if applicable, and Prohibited Distributions, if applicable, shall be allocated as follows: (1) first to the Agent in an amount equal to the expenses incurred in selling such Excess Shares and exercising its duties hereunder; then (2) second, to the Purported Acquiror up to the following amount: (a) the purported purchase price paid or value of consideration surrendered by the Purported Acquiror to acquire the Excess Shares, or (b) where the purported Transfer of the Excess Shares to the Purported Acquiror was by gift, inheritance, or any similar purported Transfer, the fair market value of the Excess Shares at the time of such purported Transfer, in each case, which amount shall be determined by the Board of Directors; and then (3) third any remaining amounts to an entity designated by the Corporation that is described in Section 501(c)(3) of the Code, contributions to which must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code; provided, however, that if the Excess Shares (including any Excess Shares arising from a previous Prohibited Transfer not sold by the Agent in a prior sale or sales), represent a 4.8% or greater Percentage Stock Ownership, then any such remaining amounts shall be paid to two or more such organizations. The Purported Acquiror’s sole right with respect to such Excess Shares shall be limited to the amount payable to the Purported Acquiror pursuant to this Section 10.5(d). In no event shall any Excess Shares, Sales Proceeds, Resale Proceeds or Prohibited Distributions inure to the benefit of the Corporation or the Agent, except to the extent used to cover expenses incurred by the Agent in performing its duties hereunder.
(e) Other Securities. In the event of any Transfer which does not involve a transfer of securities of the Corporation within the meaning of Delaware law (“Securities,” and individually, a “Security”) but which would cause a Purported Acquiror to violate a restriction on Transfers provided for in this Article X, the application of Section 10.5(b), (c) and (d) shall be modified as described in this Section 10.5(e). In such case, no such Purported Acquiror shall be required to dispose of any interest that is not a Security, but such Purported Acquiror and/or any Person whose ownership of Securities is attributed to such Purported Acquiror shall be required to dispose of sufficient Securities (which Securities shall be disposed of in the inverse order in which they were acquired) to cause such Purported Acquiror, following such disposition, not to be in violation of this Article X. Such disposition shall be deemed to occur simultaneously with the Transfer giving rise to the application of this provision, and such number of Securities that are disposed of shall be considered Excess Shares and shall be disposed of through the Agent as provided in Section 10.5(c) and (d), except that the maximum aggregate amount payable either to such Purported Acquiror, or to such other Person that was the direct holder of such Excess Shares, in connection with such sale shall be the fair market value of such Excess Shares at the time of the purported Transfer. All expenses incurred by the Agent in disposing of such Excess Shares shall be paid out of any amounts due such Purported

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Acquiror or such other Person. The purpose of this Section 10.5(e) is to apply the provisions in Section 10.5(b), (c) and (d) to situations in which there is a Prohibited Transfer without a direct Transfer of Securities, and this Section 10.5(e), along with the other provisions of this Article X, shall be interpreted to produce the same results, with differences as the context requires, as a direct Transfer of Corporation Securities.
(f) Remedies. Without limiting any other remedies available to the Corporation, if a Purported Acquiror shall fail to comply with any provision of Section 10.5(b) within thirty (30) days of the Corporation’s demand, and unless a waiver is obtained in accordance with Section 10.3, the Corporation shall promptly take all cost effective actions that it believes appropriate to compel the Purported Acquiror to surrender to the Agent any certificates or other evidence of purported ownership of Excess Shares, the Resale Proceeds, and/or the Prohibited Distributions or to enjoin or rescind any such purported Transfer. The Board of Directors may authorize such additional actions as it deems advisable to give effect to the provisions of this Article X, including, without limitation, refusing to give effect on the books of the Corporation to any Prohibited Transfer. The Corporation is authorized specifically to seek equitable relief, including injunctive relief, to enforce or prevent a violation of the provisions of this Article X. Nothing in this Section 10.5(f) shall (i) be deemed inconsistent with any Prohibited Transfer of Excess Shares provided in this Article X being void ab initio or (ii) preclude the Corporation in its discretion from immediately bringing legal proceedings without a prior demand.
(g) Securities Exchange Transactions. Nothing in this Article X (including, without limitation, any determinations made, or actions taken, by the Board of Directors or the Corporation pursuant to this Article X) shall preclude the settlement of any transaction entered into through the facilities of a national securities exchange or any national securities quotation system. The fact that such settlement of any transaction occurs shall not negate the effect of any other provision of this Article X and any Purported Acquiror in such transaction shall be subject to all of the provisions and limitations set forth in this Article X.
(h) Liability. If any Person shall knowingly violate, or knowingly cause any other Person under the control of such Person (“Controlled Person”) to violate, the provisions of this Article X, then that Person and any such Controlled Person shall be jointly and severally liable for, and shall pay to the Corporation, such amount as will, after taking account of all taxes imposed with respect to the receipt or accrual of such amount and all costs incurred by the Corporation as a result of such violation, put the Corporation in the same financial position as it would have been in had such violation not occurred, including but not limited to damages resulting from a reduction in, or elimination of, the Corporation’s ability to utilize its Tax Benefits, and attorneys’ and auditors’ fees incurred in connection with such violation.
Section 10.6. Obligation to Provide Information. At the request of the Corporation or as a condition to the registration of the Transfer of any Corporation Securities, any Person who is a Beneficial Owner or legal or record holder of Corporation Securities, and any proposed Transferee and any Person controlling, controlled by or under common control with the proposed Transferee, shall provide such information as the Corporation may request from time to time to determine compliance with this Article X or the status of the Corporation’s Tax Benefits. Any Purported Acquiror who attempts to acquire Corporation Securities in excess of the limitations set forth in this Article X shall immediately give written notice to the Corporation of such event and shall provide to the Corporation such other information as the Corporation may request to determine the effect, if any, of such Prohibited Transfer on the preservation and usage of the Tax Benefits.
Section 10.7. Legends. The Board of Directors may require that any certificates issued by the Corporation evidencing ownership of shares of Corporation Securities that are subject to the restrictions on Transfer and ownership contained in this Article X and, if applicable, to conditions, including restrictions on the Transfer of such shares, imposed by the Board of Directors under Section 10.3 bear a conspicuous legend referencing the applicable restrictions.
Section 10.8. Authority of Board of Directors. The Board of Directors shall have the exclusive power to (i) determine all matters necessary for administering and determining compliance with this Article X and (ii) exercise all rights and powers as may be advisable in the administration of this Article X, including without limitation, the right and power to (w) interpret the provisions of this Article X, (x) make all calculations and determinations deemed necessary or advisable for the administration of this Article X, and (y) determine value in good faith, which determination shall be conclusive, in each case, to prevent an ownership change for purposes of Section 382 of the Code as a result of any changes in applicable Treasury Regulations or other provisions of law. Nothing contained in this Article X shall limit the authority of the Board of Directors to take such other action to the extent permitted by law as it deems necessary, desirable or advisable to preserve the Tax Benefits. In addition, the Board of Directors may from time to time establish, modify, amend or rescind Bylaws, regulations and procedures of the Corporation not inconsistent with the express provisions of this Article X for purposes of determining whether any Transfer of Corporation Securities would jeopardize the Corporation’s ability to preserve or utilize any Tax Benefits, or for the orderly application, administration and implementation of the provisions of this Article X. Without limiting the generality of the foregoing, in the event of a change in law (including applicable

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regulations) making one or more of the following actions necessary or desirable or in the event that the Board of Directors believes one or more of such actions is in the best interest of the Corporation, the Board of Directors may accelerate or extend the Expiration Date; provided that the Board of Directors shall determine in writing that such acceleration or extension is reasonably necessary or desirable to preserve the Tax Benefits or that the continuation of these restrictions is no longer reasonably necessary or desirable to preserve the Tax Benefits, as the case may be. In the case of an ambiguity in the application of any of the provisions of this Article X, including any definition used herein, the Board of Directors shall have the power to determine the application of such provisions with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances. In the event this Article X requires an action by the Board of Directors but fails to provide specific guidance with respect to such action, the Board of Directors shall have the power to determine the action to be taken so long as such action is not contrary to the provisions of this Article X. All actions, calculations, interpretations and determinations which are done or made by the Board of Directors in good faith in accordance with this Section 10.8 shall be final, conclusive and binding on the Corporation, the Agent, and all other parties for all purposes of this Article X absent manifest error. The Board of Directors may delegate all or any portion of its duties and powers under this Article X to a committee of the Board of Directors as it deems necessary or advisable and, to the fullest extent permitted by law, may exercise the authority granted by this Article X through duly authorized officers or agents of the Corporation. Notwithstanding anything herein to the contrary, nothing in this Article X shall be construed to limit or restrict the Board of Directors in the exercise of its fiduciary duties under applicable law.
Section 10.9. Reliance. To the fullest extent permitted by law, the members of the Board of Directors shall be fully protected in relying in good faith upon the information, opinions, reports or statements provided by the Corporation’s Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Treasurer, Secretary and Chief Legal Officer or Assistant Secretary, or by the Corporation’s outside legal counsel, independent auditors, transfer agent, investment bankers or other employees and agents (including the Agent) as to matters reasonably believed to be within their professional or expert competence in making any determinations and findings contemplated by this Article X, and the members of the Board of Directors shall not be responsible for any good faith errors made in connection therewith. For purposes of determining the existence and identity of, and the amount of any Corporation Securities owned by any stockholder, the Corporation is entitled to rely on the existence and absence of filings on Schedule 13D or 13G under the Exchange Act (or similar filings), if any, as of any date, subject to its actual knowledge of the ownership of Corporation Securities.
Section 10.10. Benefits of this Article X. Nothing in this Article X shall be construed to give to any Person other than the Corporation or the Agent any legal or equitable right, remedy or claim under this Article X. This Article X shall be for the sole and exclusive benefit of the Corporation and the Agent.
Section 10.11. Severability. If any provision of this Article X or the application of any such provision to any Person or under any circumstance shall be held invalid, illegal, or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision of this Article X.
Section 10.12. Waiver. With regard to any power, remedy or right provided herein or otherwise available to the Corporation or the Agent under this Article X, (i) no waiver will be effective unless expressly contained in a writing signed by the waiving party; and (ii) no alteration, modification or impairment will be implied by reason of any previous waiver, extension of time, delay or omission in exercise, or other indulgence.
ARTICLE XI.
INCORPORATOR
The incorporator of the Corporation is Steven Chuslo, whose mailing address is One Park Place, Suite 200, Annapolis, Mayland 21401.

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ARTICLE XII.
INITIAL BOARD OF DIRECTORS
The powers of the incorporator are to terminate upon the filing of this Certificate of Incorporation with the Secretary of State of the State of Delaware. The names and mailing addresses of the persons who are to serve as the initial directors of the Corporation until the first annual meeting of stockholders of the corporation and until their successors are duly elected and qualified, are:

Name	Address
Jeffery W. Eckel	One Park Place, Suite 200 Annapolis, Maryland 21401
Jeffrey A. Lipson	One Park Place, Suite 200 Annapolis, Maryland 21401
Teresa M. Brenner	One Park Place, Suite 200 Annapolis, Maryland 21401
Lizabeth A. Ardisana	One Park Place, Suite 200 Annapolis, Maryland 21401
Clarence D. Armbrister	One Park Place, Suite 200 Annapolis, Maryland 21401
Nancy C. Floyd	One Park Place, Suite 200 Annapolis, Maryland 21401
Charles M. O’Neil	One Park Place, Suite 200 Annapolis, Maryland 21401
Richard J. Osborne	One Park Place, Suite 200 Annapolis, Maryland 21401
Steven G. Osgood	One Park Place, Suite 200 Annapolis, Maryland 21401
Kimberly A. Reed	One Park Place, Suite 200 Annapolis, Maryland 21401
[SIGNATURE PAGE FOLLOWS]

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The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed on this the ___ day of ______, 2024.

Steven Chuslo Incorporator

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Appendix C - Form of Delaware Bylaws
HA SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.
BYLAWS
ARTICLE I.
OFFICES
Section 1.Registered Office. The registered office of the Corporation in the State of Delaware shall be located at such place as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time designate and as shall be set forth in the Certificate of Incorporation of the Corporation (as it may be amended and/or restated from time to time, the “Certificate of Incorporation”).
Section 2.Additional Offices. The Corporation may have additional offices, including a principal executive office, at such places as the Board of Directors may from time to time determine or the business of the Corporation may require.
ARTICLE II.
MEETINGS OF STOCKHOLDERS
Section 1.Place. All meetings of stockholders shall be at such place as shall be designated by the Board of Directors and stated in the notice of the meeting. The Board of Directors may, in its sole discretion, determine that a meeting shall not be held at any place, but instead may be held solely by means of remote communication in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”).
Section 2.Annual Meeting. An annual meeting of the stockholders for the election of directors and the transaction of any other proper business shall be held on the date and at the time set by the Board of Directors.
Section 3.Special Meetings.
(a)Except as provided in paragraph (b) of this Section 3, a special meeting of the stockholders may be called at any time by the chair of the board, the chief executive officer, the president or the Board of Directors. Business transacted at such special meeting of the stockholders shall be limited to the purpose stated in the notice of meeting.
(b)A special meeting of stockholders shall be called by the Secretary of the Corporation upon written request (a “Special Meeting Request”) of one or more holders of record who “Own” at least a majority of the outstanding shares of common stock of the Corporation (the “Requisite Percentage”) and who have complied in full with the requirements set forth in these Bylaws.
(i)A Special Meeting Request must be delivered to the attention of the Secretary at the principal executive offices of the Corporation. A Special Meeting Request shall be valid only if it is signed and dated by each stockholder of record submitting the Special Meeting Request and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made, or such stockholder’s or beneficial owner’s duly authorized agent (each, a “Requesting Stockholder”) collectively representing the Requisite Percentage, and includes (A) a statement of the specific purpose(s) of the special meeting and the reasons for conducting such business at the special meeting; (B) as to any director nominations proposed to be presented at the special meeting and any matter (other than a director nomination) proposed to be conducted at the special meeting and as to each Requesting Stockholder, the information, statements, representations, agreements and other documents that would be required to be set forth in or included with a stockholder’s notice of a nomination pursuant to Section 11 of this Article II (including any nominee’s written consent to being named in the Corporation’s proxy statement as a nominee and to serving as a director if elected) and/or a stockholder’s notice of business proposed to be brought before a meeting pursuant to Section 11 of this Article II, as applicable; (C) a representation that a Requesting Stockholder or a qualified representative (as defined in Section 11 of this Article II) thereof intends to appear in person or by proxy at the special meeting to present the nomination(s) or business to be brought before the special meeting; (D) an agreement by the Requesting Stockholders to notify the Corporation promptly in the event of any disposition prior to the date of the special meeting of shares of the Corporation owned beneficially or of record and an acknowledgement that any such disposition shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares; and (E) documentary evidence that the Requesting Stockholders Own the Requisite Percentage; provided, however, that if the Requesting Stockholders are not the beneficial owners of the shares representing the Requisite Percentage, then to be valid, the Special Meeting Request must also include documentary evidence (or, if not simultaneously provided with the Special Meeting Request, such documentary evidence must be delivered to the Secretary within 10 days after the date on which the Special Meeting Request is delivered to the Secretary) that the beneficial owners

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on whose behalf the Special Meeting Request is made beneficially Own the Requisite Percentage. In addition, the Requesting Stockholders and the beneficial owners, if any, on whose behalf the Special Meeting Request is being made shall (x) further update and supplement the information provided in the Special Meeting Request, if necessary, so that the information provided or required to be provided therein shall be true and correct as of the record date for the special meeting and as of the date that is 10 Business Days prior to the special meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Corporation not later than 5 days after the later of the record date for the meeting or the date notice of the record date is first publicly disclosed in the case of the update and supplement required to be made as of the record date and not later than 8 Business Days prior to the date of the special meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of 10 Business Days prior to the special meeting or any adjournment or postponement thereof and (y) promptly provide any other information reasonably requested by the Corporation.
(ii)A Special Meeting Request shall not be valid, and a special meeting requested by stockholders shall not be held, if (A) the Special Meeting Request does not comply with this Section 3; (B) the Special Meeting Request relates to an item of business that is not a proper subject for stockholder action under applicable law (as determined in good faith by the Board of Directors); (C) the Special Meeting Request is delivered during the period commencing 90 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders and ending on the date of the next annual meeting; (D) an identical or substantially similar item (as determined in good faith by the Board of Directors, a “Similar Item”), other than the election of directors, was presented at an annual or special meeting of stockholders held not more than 12 months before the Special Meeting Request is delivered; (E) a Similar Item was presented at an annual or special meeting of stockholders held not more than 90 days before the Special Meeting Request is delivered (and, for purposes of this clause (E), the election of directors shall be deemed to be a “Similar Item” with respect to all items of business involving the election or removal of directors, changing the size of the Board of Directors and the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors); (F) a Similar Item is included in the Corporation’s notice of meeting as an item of business to be brought before an annual or special meeting of stockholders that has been called but not yet held or that is called for a date within 90 days of the receipt by the Corporation of a Special Meeting Request; or (G) the Special Meeting Request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law.
(iii)Special meetings of stockholders called pursuant to this Section 3 shall be held at such place, if any, on such date, and at such time as the Board of Directors shall fix; provided, however, that the special meeting shall not be held more than 90 days after receipt by the Corporation of a valid Special Meeting Request.
(iv)The Requesting Stockholders may revoke a Special Meeting Request by written revocation delivered to the Secretary at the principal executive offices of the Corporation at any time prior to the special meeting. If, at any point after 60 days of the first date on which a Special Meeting Request is delivered to the Corporation, the unrevoked requests from Requesting Stockholders (whether by specific written revocation or deemed revocation pursuant to clause (D) of paragraph (b)(i) of this Section 3) represent in the aggregate less than the Requisite Percentage, the Board of Directors, in its discretion, may cancel the special meeting.
(v)In determining whether a special meeting of stockholders has been requested by the Requesting Stockholders representing in the aggregate at the least the Requisite Percentage, multiple Special Meeting Requests delivered to the Secretary of the Corporation will be considered together only if (A) each Special Meeting Request identifies substantially the same purpose or purposes of the special meeting and substantially the same matters proposed to be acted on at the special meeting, in each case as determined by the Board of Directors (which, if such purpose is the election or removal of directors, changing the size of the Board of Directors and/or the filling of vacancies and/or newly created directorships resulting from any increase in the authorized number of directors, will mean that the exact same person or persons are proposed for election or removal in each relevant Stockholder Meeting Request), and (B) such Special Meeting Requests have been dated and delivered to the Secretary of the Corporation within 60 days of the first date on which a Special Meeting Request is delivered to the Corporation.
(vi)If none of the Requesting Stockholders appear or send a qualified representative to present the nomination and/or business to be presented for consideration as specified in the Special Meeting Request, the Corporation need not present such nomination and/or business for a vote at the special meeting, notwithstanding that proxies in respect of such nomination and/or may have been received by the Corporation.
(vii)Business transacted at any special meeting called pursuant to this paragraph (b) of Section 3 shall be limited to (A) the purpose(s) stated in the valid Special Meeting Request received from the Requisite Percentage of record holders and (B) any additional matters that the Board of Directors determines to include in the Corporation’s notice of the special meeting.

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(viii)For purposes of this Section 3, a stockholder shall be deemed to “Own” (as defined below) only those outstanding shares of common stock of the Corporation entitled to vote in the election of directors as to which such person possesses both (A) the full voting and investment rights pertaining to the shares; and (B) the full economic interest in (including the opportunity for profit and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) shall not include any shares sold by such person or any of its affiliates in any transaction that has not been settled or closed, including any short sale; borrowed by such person or any of its affiliates for any purposes or purchased by such person or any of its affiliates pursuant to an agreement to resell; or subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the Corporation, in any such case which instrument or agreement has, or is intended to have, or if exercised by either party would have, the purpose or effect of reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares; and/or hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or its affiliates. The terms “Owned,” “Owning” and other variations of the word “Own,” when used with respect to a stockholder or beneficial owner, shall have correlative meanings. A stockholder or beneficial owner shall “Own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. The person’s Ownership of shares shall be deemed to continue during any period in which the person has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement that is revocable at any time by the person.
(c)The Board of Directors may postpone, reschedule or cancel any previously scheduled special meeting.
Section 4.Notice. Unless otherwise required by law, the Certificate of Incorporation or these Bylaws, not less than ten nor more than 60 days before each meeting of stockholders, the Corporation shall give to each stockholder entitled to vote at such meeting notice in writing or by electronic transmission stating the date, time and place, if any, of the meeting, the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting (if such date is different from the record date for stockholders entitled to notice of the meeting) and, in the case of a special meeting, the purpose for which the meeting is called. The notice shall be given in accordance with Section 232 of the DGCL. The Corporation may give a single notice to all stockholders who share an address, which single notice shall be effective as to any stockholder at such address, unless such a stockholder objects to receiving such single notice or revokes a prior consent to receiving such single notice.
Without limiting the manner by which notice otherwise may be given effectively to stockholders, and except as prohibited by applicable law, any notice to stockholders given by the Corporation under any provision of applicable law, the Certificate of Incorporation, or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice permitted under this paragraph, shall be deemed to have consented to receiving such single written notice.
No business shall be transacted at a special meeting of stockholders except as specifically designated in the notice. The Corporation may reschedule, postpone or cancel any previously scheduled meeting of stockholders.
Section 5.Organization and Conduct. Every meeting of stockholders shall be conducted by an individual appointed by the Board of Directors to be chair of the meeting or, in the absence of such appointment or appointed individual, by the chair of the board or, in the case of a vacancy in the office or absence of the chair of the board, by one of the following officers present at the meeting in the following order: the vice chair of the board, if there is one, the chief executive officer, the president, the vice presidents in their order of rank and seniority and the secretary. The secretary, or, in the secretary’s absence, an assistant secretary, or, in the absence of both the secretary and assistant secretaries, an individual appointed by the Board of Directors or, in the absence of such appointment, an individual appointed by the chair of the meeting shall act as secretary. In the event that the secretary presides at a meeting of stockholders, an assistant secretary, or, in the absence of all assistant secretaries, an individual appointed by the Board of Directors or the chair of the meeting, shall record the minutes of the meeting. Even if present at the meeting, the person designated by the Board of Directors or these Bylaws to act as chair of the meeting may delegate to another person the power to act as chair of the meeting. The order of business and all other matters of procedure at any meeting of stockholders shall be determined by the chair of the meeting. The chair of the meeting may prescribe such rules, regulations and procedures and take such action as, in the discretion of the chair and without any action by the stockholders, are appropriate for the proper conduct of the

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meeting, including, without limitation, (a) restricting admission to the time set for the commencement of the meeting; (b) limiting attendance at the meeting to stockholders of record of the Corporation, their duly authorized proxies and other such individuals as the chair of the meeting may determine; (c) limiting participation at the meeting on any matter to stockholders of record of the Corporation entitled to vote on such matter, their duly authorized proxies and other such individuals as the chair of the meeting may determine; (d) limiting the time allotted to questions or comments; (e) determining when and for how long the polls should be opened and when the polls should be closed; (f) maintaining order and security at the meeting; (g) removing any stockholder or any other individual who refuses to comply with meeting procedures, rules or guidelines as set forth by the chair of the meeting; (h) convening or concluding a meeting or (for any or no reason) recessing and/or adjourning the meeting; and (i) complying with any state and local laws and regulations concerning safety and security. Unless otherwise determined by the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
Section 6.Quorum; Adjournment. (a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at any meeting of stockholders, the presence in person or by proxy of holders of a majority in voting power of the outstanding shares of stock entitled to vote at the meeting shall constitute a quorum. If such quorum is not established at any meeting of the stockholders, the chair of the meeting or the stockholders so present, by the affirmative vote of the holders of a majority in voting power of the shares of the Corporation which are present in person or by proxy and entitled to vote thereon, may adjourn the meeting from time to time in the manner provided in Section 6(b). The stockholders present either in person or by proxy, at a meeting which has been duly called and at which a quorum has been established, may continue to transact business until adjournment, notwithstanding the withdrawal from the meeting of enough stockholders to leave fewer than would be required to establish a quorum.
(b)Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken or are provided in any other manner permitted by the DGCL. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than 30 days, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at the adjourned meeting as of the record date so fixed for notice of such adjourned meeting.
Section 7.Voting. A plurality of all the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to elect a director. Unless a different or minimum vote is required by the Certificate of Incorporation, these Bylaws, the rules or regulations of any stock exchange applicable to the Corporation, or any law or regulation applicable to the Corporation or its securities, in which case such different or minimum vote shall be the applicable vote on the matter, a majority of the votes cast at a meeting of stockholders duly called and at which a quorum is present shall be sufficient to approve any other matter which may properly come before the meeting. Unless otherwise provided by statute or by the Certificate of Incorporation, each outstanding share, regardless of class, shall be entitled to one vote on each matter submitted to a vote at a meeting of stockholders. Voting on any question or in any election may be viva voce unless the chair of the meeting shall order that voting be by ballot or otherwise.
Section 8.Proxies. A stockholder of record entitled to vote a meeting of stockholders may vote in person or by proxy, but no such proxy shall be voted or acted upon after three years from its date unless otherwise provided in the proxy. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary of the Corporation a revocation of the proxy or a new proxy bearing a later date.
Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use by the Board of Directors.
Section 9.Stock List. The Corporation shall prepare, no later than the tenth day before each meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, if the record date for determining the stockholders entitled to vote is less than 10 days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder for any purpose germane to the meeting for a period of 10 days ending on the day

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before the meeting date (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the Corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 9 or to vote in person or by proxy at any meeting of stockholders.
Section 10.Inspectors. The Corporation may, and shall if required by law, appoint, before any meeting of stockholders, one or more inspectors for the meeting, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors so appointed or designated shall (a) determine the number of shares of stock of the Corporation outstanding and the voting power of each such share (b) determine the number of shares of stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.
Section 11.Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals.
(a)Annual Meetings of Stockholders.
(i)Nominations of individuals for election to the Board of Directors and proposals of other business to be considered at an annual meeting of stockholders by the stockholders may only be made (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors or authorized committee thereof or (C) by any stockholder of the Corporation who was a stockholder of record of the Corporation at the time of giving of notice by the stockholder as provided for in this Section 11(a) and at the time of the annual meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on any such other business and who has complied with this Section 11(a).
(ii)For any nomination or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(i) of this Section 11, the stockholder must have given timely notice thereof in writing to the secretary of the Corporation and any such other business must otherwise be a proper matter for action by the stockholders. To be timely, a stockholder’s notice shall set forth all information, representations and undertaking required under this Section 11 and shall be delivered to the secretary at the principal executive office of the Corporation not earlier than the 150th day nor later than 5:00 p.m., Eastern time, on the 120th day prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(iii) of this Article II) for preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after the first anniversary of the date of the preceding year’s annual meeting, or if the Corporation did not prepare a proxy statement in connection with the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern time, on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. The postponement or adjournment of an annual meeting (or the public announcement thereof) shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(iii)Such stockholder’s notice shall set forth:
(A)as to each individual whom the stockholder proposes to nominate for election or reelection as a director (each, a “Proposed Nominee”), all information relating to the Proposed Nominee that would be required to be disclosed in connection with the solicitation of proxies for the election of the Proposed Nominee as a director in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such solicitation, in each case pursuant to Regulation 14A (or any successor provision) promulgated under the Exchange Act;

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(B)as to any other business that the stockholder proposes to bring before the meeting, (1) a description of such business, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that business includes a proposal to amend the Bylaws, the language of the proposed amendment), the stockholder’s reasons for proposing such business at the meeting and any material interest in such business of such stockholder or any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder or the Stockholder Associated Person therefrom and (2) any other information relating to such item of business that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies in support of the business proposed to be brought before the meeting pursuant to Regulation 14A (or any successor provision) of the Exchange Act;
(C)as to the stockholder giving the notice and any Stockholder Associated Person,
1.the class, series and number of all shares of stock or other securities of the Corporation (collectively, the “Company Securities”), if any, which are owned (beneficially or of record) by such stockholder, Proposed Nominee or any Stockholder Associated Person (including any Company Securities as to which such stockholder or any Stockholder Associated Persons have a right to acquire beneficial ownership at any time in the future), the date on which each such Company Security was acquired and the investment intent of such acquisition, and any short interest (including any opportunity to profit or share in any benefit from any decrease in the price of such stock or other security) in any Company Securities of any such person;
2.whether and the extent to which such stockholder, Proposed Nominee or Stockholder Associated Person, directly or indirectly (through brokers, nominees or otherwise), is subject to or during the previous six months has engaged in any hedging, derivative or other transaction or series of transactions or entered into any other agreement, arrangement or understanding (including any short interest, any borrowing or lending of securities or any proxy or voting agreement), the effect or intent of which is to (I) manage risk or benefit of changes in the price of (x) Company Securities or (y) any security of any entity that was listed in the Peer Group in the Stock Performance Graph in the most recent annual report to security holders of the Corporation (a “Peer Group Company”) for such stockholder, Proposed Nominee or Stockholder Associated Person or (II) increase or decrease the voting power of such stockholder, Proposed Nominee or Stockholder Associated Person in the Corporation (or, as applicable, in any Peer Group Company) disproportionately to such person’s economic interest in the Company Securities (or, as applicable, in any Peer Group Company), and
3.any substantial interest, direct or indirect (including, without limitation, any existing or prospective commercial, business or contractual relationship with the Corporation), by security holdings or otherwise, of such stockholder, Proposed Nominee or Stockholder Associated Person, in the Corporation, other than an interest arising from the ownership of Company Securities where such stockholder, Proposed Nominee or Stockholder Associated Person receives no extra or special benefit not shared on a pro rata basis by all other holders of the same class or series;
(D)as to the stockholder giving the notice and any Stockholder Associated Person with an interest or ownership referred to in clauses (A) or (B) of paragraph (3)(iii) of this Section 11(a):
1.the name and address of such stockholder, as they appear on the Corporation’s stock ledger, and the current name and business address, of each such Stockholder Associated Person and any Proposed Nominee;
2.the investment strategy or objective, if any, of such stockholder and each such Stockholder Associated Person that is not an individual and a copy of the prospectus, offering memorandum or similar document, if any, provided to investors or potential investors in such stockholder and each such Stockholder Associated Person;
(E)to the extent known by the stockholder giving the notice, the name and address of any other person supporting financially the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder’s notice;
(F)if the stockholder is proposing one or more Proposed Nominees, a representation that such stockholder, Proposed Nominee or Stockholder Associated Person intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee, (2) otherwise to solicit proxies or votes in support of such proposal or nomination, and/or (3) to solicit the holders of shares representing at least 67% of the voting power of shares entitled to vote on the election of directors in support of Proposed Nominees in accordance with Rule 14a-19 of the Exchange Act;

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(G)as to the stockholder giving the notice, a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination;
(H)a description of any proxy (other than a revocable proxy given in response to a public proxy solicitation made pursuant to, and in accordance with, the Exchange Act), agreement, arrangement or understanding pursuant to which such stockholder or Stockholder Associated Persons have or share a right, directly or indirectly, to vote any shares of any class or series of capital stock of the Corporation,
(I)a description of any agreement, arrangement or understanding with respect to any rights to dividends or other distributions on the shares of any class or series of capital stock of the Corporation, directly or indirectly, owned beneficially by such stockholder or Stockholder Associated Persons that are separated or separable pursuant to such agreement, arrangement or understanding from the underlying shares of the Corporation; and
(J)all other information regarding the stockholder giving the notice and each Stockholder Associated Person that would be required to be disclosed by the stockholder in connection with the solicitation of proxies for the election of directors in an election contest (even if an election contest is not involved), or would otherwise be required in connection with such a solicitation, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act.
The foregoing notice requirements of paragraph (a)(iii) of this Section 11 shall be deemed satisfied by a stockholder with respect to business other than a nomination if the stockholder has notified the Corporation of his, her or its intention to present a proposal at an annual meeting in compliance with applicable rules and regulations promulgated under the Exchange Act and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting.
(iv)    Such stockholder’s notice shall, with respect to any Proposed Nominee, be accompanied by a:
(A)written representation and undertaking executed by the Proposed Nominee:
1.that such Proposed Nominee (I) is not, and will not become, a party to any agreement, arrangement or understanding with, and has given any commitment or assurance to, any person or entity as to how such proposed nominee, if elected as a director of the Corporation, will act or vote on any issue or question that has not been disclosed to the Corporation or that could limit or interfere with such proposed nominee’s fiduciary duties under applicable law, (II) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director of the Corporation that has not been disclosed to the Corporation, (III) consents to be named in the Company’s proxy statement and accompanying proxy card as a nominee, (IV) consents to serve as a director of the Corporation if elected (V) will notify the Corporation simultaneously with the notification to the stockholder of the Proposed Nominee’s actual or potential unwillingness or inability to serve as a director and (VI) does not need any permission or consent from any third party to serve as a director of the Corporation, if elected, that has not been obtained, including any employer or any other board or governing body on which such Proposed Nominee serves; and
2.a completed and signed Proposed Nominee questionnaire with respect to the background, qualification and independence of such proposed nominee (which questionnaire shall be provided by the Corporation, upon request, to the stockholder providing the notice.
(B)representation and undertaking executed by the stockholder that such stockholder will:
1.comply with Rule 14a-19 promulgated under the Exchange Act in connection with such stockholder’s solicitation of proxies in support of any Proposed Nominee;
2.notify the Corporation as promptly as practicable of any determination by the stockholder to no longer solicit proxies for the election of any Proposed Nominee as a director at the annual meeting;
3.furnish such other or additional information as the Corporation may request for the purpose of determining whether the requirements of this Section 11 have been complied with and of evaluating any nomination or other business described in the stockholder’s notice;
4.be in compliance, if elected as a director of the Corporation, and comply with, all applicable publicly disclosed corporate governance, code of conduct and ethics, conflict of interest, confidentiality, corporate opportunities, trading and any other policies and guidelines of the Corporation applicable to directors; and

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5.appear in person or by proxy at the meeting to nominate any Proposed Nominees or to bring such business before the meeting, as applicable, and acknowledges that if the stockholder does not so appear in person or by proxy at the meeting to nominate such Proposed Nominees or bring such business before the meeting, as applicable, the Corporation shall not bring such Proposed Nominee or such business for a vote at such meeting and any proxies or votes cast in favor of the election of any such Proposed Nominee or of any proposal related to such other business shall not be counted or considered.
(v)Notwithstanding anything in subsection (a) of this Section 11 to the contrary, in the event that the number of directors to be elected to the Board of Directors at the annual meeting is increased, effective after the time period for which nominations would otherwise be due under paragraph (a)(2) of this Section 11 and there is no public announcement by the Corporation naming the nominees for the additional directorship at least 130 days prior to the first anniversary of the date of the proxy statement (as defined in Section 11(c)(3) of this Article II) for preceding year’s annual meeting, a stockholder’s notice required by this Section 11 shall also be considered timely, but only with respect to nominees for the additional directorship, if it shall be delivered to the secretary at the principal executive office of the Corporation not later than 5:00 p.m., Eastern time, on the tenth day following the day on which such public announcement is first made by the Corporation.
(vi)For purposes of this Section 11, “Stockholder Associated Person” of any stockholder means (i) any beneficial owner on whose behalf the nomination or proposal is made and (ii) any person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such stockholder or such beneficial owner.
(b)Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of individuals for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected only (i) by or at the direction of the Board of Directors or (ii) provided that the special meeting has been called in accordance with Section 3(i) of this Article II for the purpose of electing directors, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this Section 11 and at the time of the special meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the notice procedures set forth in this Section 11. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more individuals to the Board of Directors, any such stockholder may nominate an individual or individuals (as the case may be) for election as a director as specified in the Corporation’s notice of meeting, if the stockholder’s notice, containing the information, representations and undertakings required by paragraphs (a)(iii) and (iv) of this Section 11, is delivered to the secretary at the principal executive office of the Corporation not earlier than the 120th day prior to such special meeting and not later than 5:00 p.m., Eastern time, on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting. The postponement or adjournment of a special meeting (or the public announcement thereof) shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(c)General.
(i)If any information, representation or undertaking submitted pursuant to this Section 11 by any stockholder proposing a nominee for election as a director or any proposal for other business at a meeting of stockholders, including any information, representation or undertaking from a Proposed Nominee, shall be inaccurate in any material respect, such information, representation or undertaking may be deemed not to have been provided in accordance with this Section 11. Any such stockholder shall notify the Corporation of any inaccuracy or change (within two Business Days of becoming aware of such inaccuracy or change) in any such information, representation or undertaking. Upon written request by the secretary of the Corporation or the Board of Directors, any such stockholder or Proposed Nominee shall provide, within five Business Days of delivery of such request (or such other period as may be specified in such request), (A) written verification, satisfactory, in the discretion of the Board of Directors or any authorized officer of the Corporation, to demonstrate the accuracy of any information submitted by the stockholder pursuant to this Section 11, (B) a written update of any information (including, if requested by the Corporation, written confirmation by such stockholder that it continues to intend to bring such nomination or other business proposal before the meeting and, if applicable, satisfy the requirements of Rule 14a-19(a)(3)) submitted by the stockholder pursuant to this Section 11 as of an earlier date and (C) an updated representation and undertaking by each Proposed Nominee that such individual will serve as a director of the Corporation if elected. If a stockholder or Proposed Nominee fails to provide such written verification, update, representation or undertaking within such period, the information as to which such written verification, update, representation or undertaking was requested may be deemed not to have been provided in accordance with this Section 11.

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(ii)Only such individuals who are nominated in accordance with this Section 11 shall be eligible for election by stockholders as directors, and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with this Section 11. A stockholder proposing a Proposed Nominee shall have no right to (A) nominate a number of Proposed Nominees that exceed the number of directors to be elected at the meeting or (B) substitute or replace any Proposed Nominee unless such substitute or replacement is nominated in accordance with this Section 11 (including the timely provision of all information, representations and undertakings with respect to such substitute or replacement Proposed Nominee in accordance with the deadlines set forth in this Section 11). If the Corporation provides notice to a stockholder that the number of Proposed Nominees proposed by such stockholder exceeds the number of directors to be elected at a meeting, the stockholder must provide written notice to the Corporation within five Business Days stating the names of the Proposed Nominees that have been withdrawn so that the number of Proposed Nominees proposed by such stockholder no longer exceeds the number of directors to be elected at a meeting. If any individual who is nominated in accordance with this Section 11 becomes unwilling or unable to serve on the Board of Directors, then the nomination with respect to such individual shall no longer be valid and no votes may validly be cast for such individual. The chair of the meeting shall have the power to determine whether a nomination or any other business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with this Section 11.
(iii)Notwithstanding the foregoing provisions of this Section 11, the Corporation shall disregard any proxy authority granted in favor of, or votes for, director nominees other than the Corporation’s nominees if the stockholder or Stockholder Associated Person (each, a “Soliciting Stockholder”) soliciting proxies in support of such director nominees abandons the solicitation or does not (A) comply with Rule 14a-19 promulgated under the Exchange Act, including any failure by the Soliciting Stockholder to (1) provide the Corporation with any notices required thereunder in a timely manner or (2) comply with the requirements of Rule 14a-19(a)(2) and Rule 14a-19(a)(3) promulgated under the Exchange Act or (B) timely provide sufficient evidence in the determination of the Board of Directors sufficient to satisfy the Corporation that such Soliciting Stockholder has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act in accordance with the following sentence. Upon request by the Corporation, such Soliciting Stockholder shall deliver to the Corporation, no later than five Business Days prior to the applicable meeting, sufficient evidence in the judgment of the Board of Directors that it has met the requirements of Rule 14a-19(a)(3) promulgated under the Exchange Act.
(iv)For purposes of this Section 11, “the date of the proxy statement” shall have the same meaning as “the date of the company’s proxy statement released to shareholders” as used in Rule 14a-8(e) promulgated under the Exchange Act, as interpreted by the Securities and Exchange Commission from time to time. “Public announcement” shall mean disclosure (A) in a press release reported by the Dow Jones News Service, Associated Press, Business Wire, PR Newswire or other widely circulated news or wire service or (B) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to the Exchange Act. “Business Day” shall mean any day other than Saturday, Sunday or a day on which banks are closed in New York City, New York.
(v)Notwithstanding the foregoing provisions of this Section 11, a stockholder shall also comply with all applicable requirements of state law and of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 11. Nothing in this Section 11 shall be deemed to affect any right of a stockholder to request inclusion of a proposal in, or the right of the Corporation to omit a proposal from, the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor provision) under the Exchange Act. Nothing in this Section 11 shall require disclosure of revocable proxies received by, or routine solicitation contacts made by or on behalf of, the stockholder or Stockholder Associated Person pursuant to a solicitation of proxies after the filing of a definitive proxy statement on Schedule 14A by such stockholder or Stockholder Associated Person
(vi)Notwithstanding anything in these Bylaws to the contrary, if the stockholder giving notice as provided for in this Section 11 (or a qualified representative of the stockholder) does not appear in person or by proxy at such annual or special meeting to present each nominee for election as a director or the proposed business, as applicable, such matter shall not be considered at the meeting notwithstanding that such proposal or nomination is set forth in the notice of meeting or other proxy materials and notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 11, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders.

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ARTICLE III.
DIRECTORS
Section 1.General Powers. The business and affairs of the Corporation shall be managed by or under the direction of its Board of Directors.
Section 2.Number and Tenure. The number of directors may be determined from time to time by resolutions of the Board of Directors. The tenure of office of a director shall not be affected by any decrease in the number of directors. Any director of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chair of the board or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation.
Section 3.Annual and Regular Meetings. An annual meeting of the Board of Directors shall be held immediately after the annual meeting of stockholders, no notice other than this Bylaw being necessary. In the event such meeting is not so held, the meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the Board of Directors. The Board of Directors may provide, by resolution, the time and place, if any, for the holding of regular meetings of the Board of Directors without other notice than such resolution.
Section 4.Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the chair of the board, the chief executive officer, the president or a majority of the directors then in office.
Section 5.Notice. Notice of any special meeting of the Board of Directors shall be delivered personally or by telephone, electronic mail, facsimile transmission, courier or U.S. mail to each director at his or her business or residence address. Notice by personal delivery, telephone, electronic mail or facsimile transmission shall be given at least 24 hours prior to the meeting. Notice by U.S. mail shall be given at least 72 hours prior to the meeting. Notice by courier shall be given at least 48 hours prior to the meeting. Telephone notice shall be deemed to be given when the director or his or her agent is personally given such notice in a telephone call to which the director or his or her agent is a party. Electronic mail notice shall be deemed to be given upon transmission of the message to the electronic mail address given to the Corporation by the director. Facsimile transmission notice shall be deemed to be given upon completion of the transmission of the message to the number given to the Corporation by the director and receipt of a completed answer-back indicating receipt. Notice by U.S. mail shall be deemed to be given when deposited in the U.S. mail properly addressed, with postage thereon prepaid. Notice by courier shall be deemed to be given when deposited with or delivered to a courier properly addressed. Neither the business to be transacted at, nor the purpose of, any annual, regular or special meeting of the Board of Directors need be stated in the notice, unless specifically required by statute or these Bylaws.
Section 6.Quorum. A majority of the total number directors shall constitute a quorum for transaction of business at any meeting of the Board of Directors, provided that, if less than a majority of such directors is present at such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.
Section 7.Voting. The action of a majority of the directors present at a meeting at which a quorum is present shall be the action of the Board of Directors, unless the concurrence of a greater proportion is required for such action by applicable law, the Certificate of Incorporation or these Bylaws.
Section 8.Organization. At each meeting of the Board of Directors, the chair of the board or, in the absence of the chair, the vice chair of the board, if any, shall act as chair of the meeting. In the absence of both the chair and vice chair of the board, the chief executive officer (if also a director) or, in the absence of any chief executive officer or if the chief executive officer is not a director, the president (if also a director) or, in the absence of the president or if the president is not a director, a director chosen by a majority of the directors present, shall act as chair of the meeting. The secretary or, in his or her absence, an assistant secretary of the Corporation, or, in the absence of the secretary and all assistant secretaries, an individual appointed by the chair of the meeting, shall act as secretary of the meeting.
Section 9.Telephone Meetings. Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 10.Consent by Directors Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by all members of the Board of Directors. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of the Board of Directors.

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APPENDIX C
Section 11.Vacancies and Newly Created Directorships. Any newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, disqualification, removal or other cause may be filled solely by a majority of the directors then in office, even if less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next annual meeting of stockholders and until his or her successor has been duly elected and qualified, subject, however, to such director’s earlier death, resignation, disqualification or removal.
Section 12.Compensation. Unless otherwise restricted by the Certificate of Incorporation, directors may receive such compensation, if any, for their services on the Board of Directors and its committees, and such reimbursement of expenses, as may be fixed or determined by resolution of the Board of Directors.
Section 13.Chair of the Board; Vice Chair of the Board. The Board of Directors may designate a chair of the board. The chair of the board shall be a director, and may, but not need be, an officer of the Corporation. The chair of the board shall preside over the meetings of the Board of Directors and of the stockholders at which he or she shall be present. The chair of the board shall perform such other duties as may be assigned to him or her by the Board of Directors. The Board of Directors may also designate a vice chair of the board. The vice chair of the board shall be a director, and may, but not need be, an officer of the Corporation. The vice chair of the board shall perform such other duties as may be assigned to him or her by the Board of Directors.
Section 14.Lead Independent Director. A majority of the independent members of the Board of Directors may elect from among the independent members of the Board of Directors, a Lead Independent Director, but the election of a Lead Independent Director shall not be required. The Lead Independent Director may be removed as a Lead Independent Director by vote of a majority of the independent members of the Board of Directors. If a Lead Independent Director shall be elected, then the Lead Independent Director shall have such duties and authority as may be prescribed by the Board of Directors from time to time. For purposes of this Section 14, “independent” has the meaning (1) in accordance with the independence criteria established by the Board of Directors from time to time and (2) set forth in the NYSE listing standards, unless the Corporation’s common stock ceases to be listed on the NYSE and is listed on another exchange, in which case, such exchanges definition of independent director shall apply.
Section 15.Emergency Provisions. Notwithstanding any other provision in the Certificate of Incorporation or these Bylaws, this Section 15 shall apply during any emergency resulting from an attack on the United States or on a locality in which the Corporation conducts its business or customarily holds meetings of its Board of Directors or its stockholders, or during any nuclear or atomic disaster, or during the existence of any catastrophe, including, but not limited to, an epidemic or pandemic, and a declaration of a national emergency by the United States government, or other similar emergency condition, as a result of which a quorum of the Board of Directors under Article III of these Bylaws cannot readily be obtained (an “Emergency”). During any Emergency, unless otherwise provided by the Board of Directors, (a) a meeting of the Board of Directors or a committee thereof may be called by any director or officer by any means feasible under the circumstances; (b) notice of any meeting of the Board of Directors during such an Emergency may be given less than 24 hours prior to the meeting to as many directors and by such means as may be feasible at the time, including publication, television or radio; and (d) the number of directors necessary to constitute a quorum shall be one-third of the entire Board of Directors.
ARTICLE IV.
COMMITTEES
Section 1.Number, Tenure and Qualifications. The Board of Directors may appoint from among its members an Executive Committee, an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and one or more other committees, composed of one or more directors, to serve at the pleasure of the Board of Directors.
Section 2.Powers. The Board of Directors may delegate to committees appointed under Section 1 of this Article IV, in accordance with a written charter or by resolution, any of the powers of the Board of Directors, except as prohibited by law.
Section 3.Meetings. Notice of committee meetings shall be given in the same manner as notice for special meetings of the Board of Directors. A majority of the members then serving on a committee shall constitute a quorum for the transaction of business at any meeting of the committee. The act of a majority of the committee members present at a meeting where a quorum is present shall be the act of such committee. The Board of Directors may designate a chair of any committee, and such chair or, in the absence of a chair, any two members of any committee (if there are at least two members of the committee) may fix the time and place, if any, of its meeting unless the Board shall otherwise provide. In the

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APPENDIX C
absence or disqualification of a member of any such committee, the member or members thereof present at any meeting, whether or not he, she or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of such absent or disqualified member.
Section 4.Telephone Meetings. Members of a committee of the Board of Directors may participate in a meeting by means of a conference telephone or other communications equipment if all persons participating in the meeting can hear each other. Participation in a meeting by these means shall constitute presence in person at the meeting.
Section 5.Consent by Committees Without a Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of a committee of the Board of Directors may be taken without a meeting, if a consent in writing or by electronic transmission to such action is given by all members of the committee. After an action is taken, the consent or consents relating thereto shall be filed with the minutes of proceedings of such committee.
Section 6.Vacancies. Subject to the provisions hereof, the Board of Directors shall have the power at any time to change the membership of any committee, to fill any vacancy, to designate an alternate member to replace any absent or disqualified member or to dissolve any such committee.
ARTICLE V.
OFFICERS
Section 1.General Provisions. The officers of the Corporation shall include a president, a secretary and a treasurer and may include a chief executive officer, one or more executive vice presidents, senior vice presidents and vice presidents, a chief operating officer, a chief financial officer, a chief investment officer, one or more assistant secretaries and one or more assistant treasurers. In addition, the Board of Directors, the chief executive officer or the president may from time to time designate other officers with such powers and duties as they shall deem necessary or desirable. The president, chief executive officer and any executive vice presidents of the Corporation shall be elected by the Board of Directors. Any of the Board of Directors, the chief executive officer and the president may from time to time appoint any number of other officers as it, he or she deems necessary or desirable. Each officer shall serve until his or her successor is elected and qualifies subject to his or her earlier death, resignation or removal. Any two or more offices except president and vice president may be held by the same person. Election of an officer or agent shall not of itself create contract rights between the Corporation and such officer or agent.
Section 2.Removal and Resignation. The president, chief executive officer and any executive vice president may be removed, with or without cause, only by the Board of Directors and any other officer or agent of the Corporation may be removed, with or without cause, by the Board of Directors, the president or chief executive officer, if, in its, his or her judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Any officer of the Corporation may resign at any time by delivering his or her resignation to the Board of Directors, the chair of the board, the chief executive officer, the president or the secretary. Any resignation shall take effect immediately upon its receipt or at such later time specified in the resignation. The acceptance of a resignation shall not be necessary to make it effective unless otherwise stated in the resignation. Such resignation shall be without prejudice to the contract rights, if any, of the Corporation.
Section 3.Vacancies. A vacancy in the office of the president, chief executive officer or any executive vice president may be filled by the Board of Directors for the balance of the term. A vacancy in any other office may be filled by the Board of Directors, the president or the chief executive officer.
Section 4.Chief Executive Officer. The Board of Directors may designate a chief executive officer. A chief executive officer shall have general responsibility for implementation of the policies of the Corporation, as determined by the Board of Directors, and for the management of the business and affairs of the Corporation. He or she may execute any deed, mortgage, bond, contract or other instrument, except in cases where the execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation or shall be required by law to be otherwise executed. The chief executive officer acting within the scope of his or her authority delegated by the Board of Directors may authorize the Corporation to enter into any contract or to execute and deliver any instrument and such authority may be general or confined to specific instances. The chief executive officer may authorize any officer or agent to execute and deliver any contract or instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances. The chief executive officer shall perform all duties incident to the office of chief executive officer and such other duties as may be prescribed by the Board of Directors from time to time.

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APPENDIX C
Section 5.Chief Financial Officer. The Board of Directors may designate a chief financial officer. The chief financial officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer.
Section 6.President. The Board of Directors shall designate a president of the Corporation. In the absence of a chief executive officer, the president shall in general supervise and control all of the business and affairs of the Corporation. In the absence of a designation of a chief executive officer by the Board of Directors, the president shall be the chief executive officer and shall assume all authority and responsibility of such office. The president shall perform all duties incident to the office of president and such other duties as may be prescribed by the Board of Directors from time to time.
Section 7.Executive Vice President. The Board of Directors may designate one or more executive vice presidents for particular areas of responsibility. An executive vice president shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer or the president.
Section 8.Chief Investment Officer. The Board of Directors or the chief executive officer may designate a chief investment officer. The chief investment officer shall have the responsibilities and duties as determined by the Board of Directors or the chief executive officer or the president.
Section 9.Vice Presidents. The Board of Directors, the chief executive officer or the president may designate one or more senior vice presidents and vice-presidents of the Corporation for particular areas of responsibility. Any senior vice president or vice-president of the Corporation shall perform such duties as from time to time may be assigned by the Board of Directors, the chief executive officer or the president.
Section 10.Secretary. The Board of Directors, the chief executive officer or the president shall designate a secretary of the Corporation. The secretary shall (a) keep the minutes of the proceedings of the stockholders, the Board of Directors and committees of the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation; (d) keep a register of the post office address of each stockholder which shall be furnished to the secretary by such stockholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform such other duties as from time to time may be assigned to him or her by the Board of Directors, the chief executive officer or the president.
Section 11.Treasurer. The Board of Directors, the chief executive officer or the president shall designate a treasurer of the Corporation. The treasurer shall have the custody of the funds and securities of the Corporation, shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors and shall perform such other duties as from time to time may be assigned to him or her by the Board of Directors, the chief executive officer or the president. In the absence of a designation of a chief financial officer, the treasurer shall be the chief financial officer of the Corporation.
The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the president and Board of Directors, at the regular meetings of the Board of Directors or whenever it may so require, an account of all his or her transactions as treasurer and of the financial condition of the Corporation.
Section 12.Assistant Secretaries and Assistant Treasurers. The Board of Directors, the chief executive officer or the president may designate one or more assistant secretaries and assistant treasurers of the Corporation. The assistant secretaries and assistant treasurers, in general, shall perform such duties as shall be assigned to them by the secretary or treasurer, respectively, or by the Board of Directors, the chief executive officer or the president.
Section 13.Compensation. The salaries and other compensation of the officers shall be fixed from time to time by the Board of Directors (or in such a manner as determined by the Board of Directors) and no officer shall be prevented from receiving such salary or other compensation by reason of the fact that he or she is also a director.
ARTICLE VI.
CONTRACTS, LOANS, CHECKS AND DEPOSITS
Section 1.Contracts. The Board of Directors or the chief executive officer acting within the scope of his or her authority delegated by the Board of Directors may authorize the Corporation to enter into any contract or to execute and deliver any instrument and such authority may be general or confined to specific instances. The Board of Directors or the chief executive officer may authorize any officer or agent to execute and deliver any contract or instrument in the name of and on behalf of the Corporation and such authority may be general or confined to specific instances.

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APPENDIX C
Section 2.Checks and Drafts. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by the chief executive officer or such other officer or agent of the Corporation in such manner as shall from time to time be determined by the Board of Directors or the chief executive officer.
Section 3.Deposits. All funds of the Corporation not otherwise employed shall be deposited or invested from time to time to the credit of the Corporation as the Board of Directors, the chief executive officer, the president, the chief financial officer, the treasurer or any other officer designated by the Board of Directors or the chief executive officer may determine.
ARTICLE VII.
STOCK
Section 1.Certificates. The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock represented by certificates shall be entitled to have a certificate signed by or in the name of the Corporation by any two authorized officers of the Corporation (it being understood that each of the chair of the Board of Directors, the vice chair of the Board of Directors, the President, the Chief Executive Officer, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary and any Assistant Secretary shall be an authorized officer for such purpose), certifying the number of shares owned by such holder in the Corporation. Any or all the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent, or registrar at the date of issue.
Section 2.Transfers. All transfers of shares of stock shall be made on the books of the Corporation, by the holder of the shares, in person or by his or her attorney, in such manner as the Board of Directors or any officer of the Corporation may prescribe and, if such shares are certificated, upon surrender of certificates duly endorsed. The Corporation shall be entitled to treat the holder of record of any share of stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise expressly provided by the laws of the State of Delaware.
Section 3.Lost, Stolen or Destroyed Certificate. The Corporation may issue a new certificate of stock or uncertificated share in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated share.
Section 4.Fixing of Record Date.
(a)In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than 60 nor less than 10 days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

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APPENDIX C
(b)In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than 60 days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.
ARTICLE VIII.
DISTRIBUTIONS
Section 1.Authorization. Dividends upon the stock of the Corporation may be authorized by the Board of Directors, subject to the provisions of law and the Certificate of Incorporation. Dividends may be paid in cash, property or stock of the Corporation as determined by the Board of Directors, subject to the provisions of law and the Certificate of Incorporation.
Section 2.Contingencies. Before payment of any dividends, there may be set aside out of any assets of the Corporation available for dividends such sum or sums as the Board of Directors may from time to time, in its absolute discretion, think proper as a reserve fund for contingencies, for equalizing dividends, for repairing or maintaining any property of the Corporation or for such other purpose as the Board of Directors shall determine, and the Board of Directors may modify or abolish any such reserve.
ARTICLE IX.
INDEMNIFICATION AND ADVANCE OF EXPENSES
Section 1.Right to Indemnification. The Corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (a “Covered Person”) who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys’ fees) reasonably incurred by such Covered Person. Notwithstanding the preceding sentence, except as otherwise provided in Section 3, the Corporation shall be required to indemnify a Covered Person in connection with a proceeding (or part thereof) commenced by such Covered Person only if the commencement of such proceeding (or part thereof) by the Covered Person was authorized in the specific case by the Board of Directors.
Section 2.Advancement of Expenses. The Corporation shall to the fullest extent not prohibited by applicable law pay the expenses (including attorneys’ fees) incurred by a Covered Person in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Covered Person to repay all amounts advanced if it should be ultimately determined that the Covered Person is not entitled to be indemnified under this Article IX or otherwise.
Section 3.Claims. If a claim for indemnification under this Article IX (following the final disposition of such proceeding) is not paid in full within 60 days after the Corporation has received a claim therefor by the Covered Person, or if a claim for any advancement of expenses under this Article IX is not paid in full within thirty days after the Corporation has received a statement or statements requesting such amounts to be advanced, the Covered Person shall thereupon (but not before) be entitled to file suit to recover the unpaid amount of such claim. If successful in whole or in part, the Covered Person shall be entitled to be paid the expense of prosecuting such claim to the fullest extent permitted by law. In any such action, the Corporation shall have the burden of proving that the Covered Person is not entitled to the requested indemnification or advancement of expenses under applicable law.
Section 4.Nonexclusivity of Rights. The rights conferred on any Covered Person by this Article IX shall not be exclusive of any other rights which such Covered Person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

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APPENDIX C
Section 5.Other Sources. The Corporation’s obligation, if any, to indemnify or to advance expenses to any Covered Person who was or is serving at its request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, enterprise or nonprofit entity shall be reduced by any amount such Covered Person may collect as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, enterprise or non-profit enterprise.
Section 6.Amendment or Repeal. Any right to indemnification or to advancement of expenses of any Covered Person arising hereunder shall not be eliminated or impaired by an amendment to or repeal of these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought.
Section 7.Other Indemnification and Advancement of Expenses. This Article IX shall not limit the right of the Corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Covered Persons when and as authorized by appropriate corporate action.
Section 8.Officers. Any reference to an officer of the Corporation in this Article IX shall be deemed to refer exclusively to the chief executive officer, president, chief financial officer, chief investment officer, secretary, any assistant secretary, treasurer and any assistant treasurer or other officer of the Corporation appointed by the Board of Directors, the chief executive officer or the president pursuant to Article V of these Bylaws, and any reference to an officer of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be deemed to refer exclusively to an officer appointed by the Board of Directors or equivalent governing body of such other entity pursuant to the certificate of incorporation and bylaws or equivalent organizational documents of such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.
ARTICLE X.
WAIVER OF NOTICE
Whenever any notice of a meeting is required to be given pursuant to the Certificate of Incorporation or these Bylaws or pursuant to applicable law, a waiver thereof in writing or by electronic transmission, given by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice. Neither the business to be transacted at nor the purpose of any meeting need be set forth in the waiver of notice of such meeting, unless specifically required by statute. The attendance of any person at any meeting shall constitute a waiver of notice of such meeting, except where such person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business on the ground that the meeting has not been lawfully called or convened.
ARTICLE XI.
AMENDMENT OF BYLAWS
These Bylaws may be altered, amended or repealed, and new bylaws made, by the Board of Directors. The stockholders of the Corporation may also adopt, amend or repeal these Bylaws by the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote thereon, provided, however, that the affirmative vote of the holders of at least two-thirds of the outstanding shares of stock entitled to vote thereon shall be required for the stockholders to adopt, amend or repeal Article IX (Indemnification and Advancement of Expenses) or Article XI (Amendment of Bylaws) of these Bylaws or any provision inconsistent therewith.
ARTICLE XII.
EXCLUSIVE FORUM
Unless the Corporation consents in writing to the selection of an alternative forum, (A) (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, other employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, this Certificate of Incorporation or the Bylaws (as either may be amended or restated) or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware; and (B) the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XII.

134	HASI Proxy Statement 2024

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

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V48690-P07783

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

HANNON ARMSTRONG SUSTAINABLE INFRASTRUCTURE CAPITAL, INC.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED BELOW, AND "FOR" ITEMS 2, 3, AND 4.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. The election as directors of all of the nominees (or the individual nominees listed below except as marked to the contrary to the right):

01) Jeffrey W. Eckel	06) Jeffrey A. Lipson
02) Lizabeth A. Ardisana	07) Charles M. O'Neil
03) Clarence D. Armbrister	08) Richard J. Osborne
04) Teresa M. Brenner	09) Steven G. Osgood
05) Nancy C. Floyd	10) Kimberly A. Reed

The undersigned acknowledges receipt from Hannon Armstrong Sustainable Infrastructure Capital, Inc. before the execution of this proxy of the Notice of Annual Meeting of Stockholders and a Proxy Statement for the Annual Meeting of Stockholders, the terms of which are incorporated herein by reference, and the 2023 Annual Report to Stockholders.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as directed or, if no direction is given, will be cast "FOR" the election of all of the nominees listed herein, "FOR" items 2, 3, and 4 and in the discretion of the Proxy holders on any other business that may properly come before the meeting or any postponement or adjournment thereof.

Note: Please sign exactly as your name or names appear(s) on this Proxy and date. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ANNUAL MEETING OF STOCKHOLDERS OF

Hannon Armstrong Sustainable Infrastructure Capital, Inc.

June 6, 2024

9:30 a.m. Eastern Time

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V48691-P07783

Hannon Armstrong Sustainable Infrastructure Capital, Inc.
1 Park Place, Suite 200
Annapolis, MD 21401
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Hannon Armstrong Sustainable Infrastructure Capital, Inc., a Maryland corporation ("the Company"), hereby appoints Steven L. Chuslo and Jeffrey A. Lipson, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company to be held via a live webcast at www.virtualshareholdermeeting.com/HASI2024 on June 6, 2024, at 9:30 a.m. Eastern Time, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting, and any postponement or adjournment thereof, and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting or otherwise attending online. The undersigned revokes any proxy previously given with respect to the meeting.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE CAST "FOR" THE ELECTION OF ALL OF THE NOMINEES LISTED ON THE REVERSE SIDE OF THIS PROXY CARD, "FOR" THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024, "FOR" THE ADVISORY APPROVAL OF THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS AND "FOR" THE REINCORPORATION OF THE COMPANY FROM A MARYLAND CORPORATION TO A DELAWARE CORPORATION. THIS PROXY ALSO DELEGATES DISCRETIONARY AUTHORITY TO VOTE WITH RESPECT TO ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Continued and to be signed on the reverse side)